As filed with the Securities and Exchange Commission on February 10, 2006

1933 Act File No. 2-89729

1940 Act File No. 811-03980

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933            ☒

Pre-Effective Amendment No.                  ☐

Post-Effective Amendment No. 66            ☒

and/or

REGISTRATION STATEMENT

UNDER THE INVESTMENT COMPANY ACT OF 1940     ☒

Amendment No. 69     ☒

MORGAN STANLEY INSTITUTIONAL FUND TRUST

(Exact Name of Registrant as Specified in Charter)

1221 Avenue of the Americas

New York, New York 10020

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (800) 548-7786

Amy R. Doberman

Morgan Stanley Investment Management Inc.

1221 Avenue of the Americas

New York, New York 10020

(Name and Address of Agent for Service)

Copy to:

Carl Frischling, Esq. Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, New York 10036	Stuart M. Strauss, Esq. Clifford Chance US LLP 31 West 52nd Street New York, New York 10019

It is proposed that this filing will become effective (check appropriate box)

☐ immediately upon filing pursuant to paragraph (b)

☐ on (date) pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)(1)

☐ on (date) pursuant to paragraph (a)(1)

☐ 75 days after filing pursuant to paragraph (a)(2)

☒ on April 26, 2006 pursuant to paragraph (a)(2) of rule 485.

Morgan Stanley Investment Management

Morgan Stanley Institutional Fund Trust

Equities Plus Portfolio

April 26, 2006

Prospectus

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Prospectus

April 26, 2006

Prospectus

April 26, 2006

Equities Plus Portfolio

Objective

The Equities Plus Portfolio seeks long term capital appreciation.

Approach

The Portfolio invests in a portfolio primarily composed of equity index derivatives to gain exposure to the S&P 500 Index, combined with investment grade dollar denominated fixed income securities, particularly U.S. government, corporate and mortgage securities. The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies representing a significant portion of the market value of all common stocks publicly traded in the United States. With respect to the fixed income component, the Portfolio will ordinarily seek to maintain an average duration between zero and one year, although there is no minimum or maximum maturity for any individual security.

The Portfolio may also opportunistically invest in equity securities (in addition to equity index derivatives) to gain exposure to the S&P 500 Index. The Portfolio may invest up to 20% of its total assets in securities of foreign issuers, including those in emerging markets. This percentage limitation, however, does not apply to securities of foreign companies that are listed in the United States on a national exchange. The Portfolio may invest up to 20% of its assets in high yield securities (commonly referred to as “junk bonds”). The Portfolio also may invest in to-be announced pass-through mortgage securities, which settle on a delayed delivery basis (“TBAs”). Morgan Stanley Investment Management Inc. (the “Adviser”) may invest in asset-backed securities and may use futures, options, forwards, collateralized mortgage obligations (“CMOs”), swaps and other derivatives in managing the Portfolio.

Under certain conditions, generally in a market where the value of both S&P 500 Index derivatives and fixed income securities are declining or in periods of heightened market volatility, the Portfolio may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of S&P 500 Index stocks.

Process

The Adviser seeks to gain exposure to the S&P 500 Index by investing substantially all of the Portfolio’s assets in equity index derivatives (stock index futures and swaps), which are backed by fixed income securities. The Adviser actively manages the fixed income securities held by the Portfolio with a view toward enhancing the Portfolio’s total return. The values of S&P 500 Index derivatives closely track changes in the value of the index. S&P 500 Index derivatives may be purchased with a smaller portion of the assets than would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in fixed income securities. The Portfolio anticipates that it will continue to maintain exposure to the S&P 500 Index even when the index is declining.

Though the Portfolio does not normally invest directly in S&P 500 Index securities, when S&P 500 Index derivatives appear to be overvalued relative to the S&P 500 Index, the Portfolio may invest all of its assets in a “basket” of S&P 500 Index stocks. The Portfolio also may invest in exchange traded funds based on the S&P 500 Index, such as Standard & Poor’s Depositary Receipts.

The Adviser employs a value approach toward fixed income investing. The Adviser’s research teams evaluate the relative attractiveness among corporate, mortgage and U.S. government securities, and also may consider the relative attractiveness of non-dollar denominated issues. The Adviser relies upon value measures to guide its decisions regarding sector, security and country selection, such as the relative attractiveness of the extra yield offered by securities other than those issued by the U.S. Treasury. The Adviser also measures various types of risk by monitoring interest rates, inflation, the shape of the yield curve, credit risk, prepayment risk, country risk and currency valuations. The Adviser’s management team builds an investment portfolio designed to take advantage of its judgment on these factors, while seeking to balance the overall risk of the Portfolio. The Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.

Under normal circumstances, at least 80% of the Portfolio’s assets will be exposed to changes in the value of the S&P 500 Index. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes.

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Equities Plus Portfolio (cont’d)

Principal Risks

The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer.

Foreign securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio’s investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio’s investments. These risks are greater in emerging market countries.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes, changes in the general level of spreads between U.S. Treasury and non-Treasury securities, and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and non-Treasury securities, generally making them more volatile than securities with lesser spread durations. Spread duration measures the change in the value of a security (or portfolio) for a given change in the interest rate spread (difference) between Treasury and non-Treasury securities. Prices of fixed income securities generally will move in correlation to changes in an issuer’s credit rating.

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. The Portfolio will use futures contracts to gain exposure to the S&P 500 Index and may use futures contracts to control its exposure to changing foreign currency exchange rates or interest rates. The Portfolio also may use futures to control its exposure to changes in interest rates and to manage the overall maturity and duration of its securities holdings.

Swap transactions are contracts in which the Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. Payments may be based on currencies, interest rates, referenced debt obligations of a particular issuer, securities indices or commodity indices. Swaps may be used to manage the maturity and duration of a fixed income portfolio, or to gain exposure to a market without directly investing in securities traded in that market.

The Portfolio’s investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer’s financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity, and sudden and substantial decreases in price.

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio’s return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio’s mortgage securities. Investments in TBAs may give rise to a form of leverage. Leverage may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Further, TBAs may cause the portfolio turnover rate to appear higher.

Foreign fixed income securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio’s

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April 26, 2006

investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio’s investments.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Certain transactions may give rise to a form of leverage. To mitigate leveraging risk, the Portfolio will earmark liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking requirements. Leverage, including borrowing, may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s portfolio securities.

Please see “Investment Strategies and Related Risks” for further information about these and other risks of investing in the Portfolio.

Performance

The Portfolio was recently organized and, as of the date of this Prospectus, had no historical performance to report. Performance information will be provided once the Portfolio has completed a full calendar year of operation.

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Fees and Expenses of the Portfolio

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets)

	Shareholder Fees*/ Redemption Fees†	Management Fees	Distribution and/or Service (12b-1) Fees	Shareholder Servicing Fee	Other Expenses		Total Annual Portfolio Operating Expenses
Institutional Class**	2.00%	0.375%	None	None	—	***	—	**

Total Annual Portfolio Operating Expenses reflected in the table above may be higher than the expenses actually deducted from Portfolio assets because of the effect of expense offset arrangements and/or voluntary waivers.

*	Fees paid directly from your investment.
†	Payable to the Portfolio on shares redeemed within seven days of purchase. See “Redeeming Shares” and “Frequent Purchases and Redemptions of Shares” for more information on redemption fees. Redemption fees are a percentage of the amount redeemed.
**	The Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse certain expenses for the Institutional Class of the Portfolio so that Total Annual Portfolio Operating Expenses for the Institutional Class will not exceed 0.60%.
***	“Other Expenses” are estimated for the current fiscal year.

	Shareholder Fees*/ Redemption Fees†	Management Fees	Distribution and/or Service (12b-1) Fees	Shareholder Servicing Fee	Other Expenses		Total Annual Portfolio Operating Expenses
Adviser Class**	2.00%	0.375%	0.25%	None	—	***	—	**

Total Annual Portfolio Operating Expenses reflected in the table above may be higher than the expenses actually deducted from Portfolio assets because of the effect of expense offset arrangements and/or voluntary waivers.

*	Fees paid directly from your investment.
†	Payable to the Portfolio on shares redeemed within seven days of purchase. See “Redeeming Shares” and “Frequent Purchases and Redemptions of Shares” for more information on redemption fees. Redemption fees are a percentage of the amount redeemed.
**	The Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse certain expenses for the Adviser Class of the Portfolio so that Total Annual Portfolio Operating Expenses for the Adviser Class will not exceed 0.85%.
***	“Other Expenses” are estimated for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

	1 Year	3 Years
Institutional Class	$—	$—

	1 Year	3 Years
Adviser Class	$—	$—

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The Portfolio does not charge any sales loads or other fees (except as noted in the chart) when you purchase or redeem shares.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be equal to the amounts reflected in the table to the right.

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April 26, 2006

Investment Strategies and Related Risks

This section discusses in greater detail the Portfolio’s principal investment strategies and the other types of investments that the Portfolio may make. Please read this section in conjunction with the earlier summaries. The Portfolio’s investment practices and limitations are also described in more detail in the Statement of Additional Information ("SAI"), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Equity Securities

Equity securities include common stock, preferred stock, convertible securities, American Depositary Receipts (“ADRs”), rights, warrants and shares of investment companies. The Portfolio may invest in equity securities that are publicly traded on securities exchanges or over-the-counter or in equity securities that are not publicly traded. Securities that are not publicly traded may be more difficult to sell and their value may fluctuate more dramatically than other securities. For purposes of the Portfolio, companies traded on a U.S. exchange include companies listed on Nasdaq.

ADRs are U.S. dollar-denominated securities that represent claims to shares of foreign stocks. The Portfolio treats ADRs as U.S. securities for purposes of foreign investment limitations.

Fixed Income Securities

Fixed income securities are securities that pay a fixed rate of interest until a stated maturity date. Fixed income securities include U.S. government securities, securities issued by federal or federally sponsored agencies and instrumentalities (“agencies”), corporate bonds and notes, asset-backed securities, mortgage securities, high yield securities, municipal bonds, loan participations and assignments, zero coupon bonds, convertible securities, Eurobonds, Brady Bonds, Yankee Bonds, repurchase agreements, commercial paper and cash equivalents.

These securities are subject to risks related to changes in interest rates and in the financial health or credit rating of the issuers. The maturity and duration of a fixed income instrument also affects the extent to which the price of the security will change in response to these and other factors. Longer term securities tend to experience larger price changes than shorter term securities because they are more sensitive to changes in interest rates or in the credit ratings of the issuers.

Fixed income securities may be called (redeemed by the issuer) prior to final maturity. If a callable security is called, the Portfolio may have to reinvest the proceeds at a lower rate of interest.

Duration

The average duration of a portfolio of fixed income securities represents its exposure to changing interest rates. A portfolio with a lower average duration generally will experience less price volatility in response to changes in interest rates than a portfolio with a higher average duration.

High Yield Securities

Fixed income securities that are not investment grade are commonly referred to as “junk bonds” or high yield, high risk securities. These securities offer a higher yield than other higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Changes in the value of high yield securities are influenced more by changes in the financial and business position of the issuing company than by changes in interest rates when compared to investment grade securities.

Mortgage Securities

These are fixed income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. Mortgage securities are subject to prepayment risk—the risk that, as interest rates fall, borrowers will refinance their mortgages and “prepay” principal. A portfolio holding mortgage securities that are experiencing prepayments will have to reinvest these payments at lower prevailing interest rates. On the other hand, when interest rates rise, borrowers are less likely to refinance, resulting in lower prepayments. This can effectively extend the maturity of the

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Portfolio’s mortgage securities, resulting in greater price volatility. It can be difficult to measure precisely the remaining life of a mortgage security or the average life of a portfolio of such securities.

The Portfolio may invest in mortgage securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities are either direct obligations of the U.S. government or the issuing agency or instrumentality has the right to borrow from the U.S. Treasury to meet its obligations although it is not legally required to extend credit to the agency or instrumentality. Certain of the U.S. government securities purchased by the Portfolio, such as those issued by the Government National Mortgage Association (“Ginnie Mae”) and the Federal Housing Administration are backed by the full faith and credit of the United States. Certain of the U.S. government securities purchased by the Portfolio, such as those issued by the Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”), are not backed by the full faith and credit of the United States and there is a risk that the U.S. government will not provide financial support to these agencies if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Portfolio may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

To the extent the Portfolio invests in mortgage securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Portfolio may be subject to additional risks. Timely payment of interest and principal of non- governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies.

Asset-Backed Securities

Asset-backed securities represent an interest in a pool of assets such as automobile loans and credit card receivables or home equity loans that have been securitized in pass through structures similar to mortgage-backed securities. These types of pass through securities provide for monthly payments that are a “pass through” of the monthly interest and principal payments made by the individual borrowers on the pooled receivables. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit card use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

Foreign Securities

Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls, or diplomatic developments that could affect an investing portfolio’s investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers, and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

Foreign Currency

Foreign securities are denominated in foreign currencies. The value of foreign currencies fluctuates relative to the value of the U.S. dollar. Since the Portfolio must convert the value of foreign securities into dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the assets. The Adviser may use derivatives to reduce this risk.

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The Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Emerging Market Securities

Investing in emerging market securities enhances the risks of foreign investing. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. In certain countries, the market may be dominated by a few issuers or sectors. Investment funds and structured investments are mechanisms for U.S. and other investors to invest in certain emerging markets that have laws precluding or limiting direct investments by foreign investors.

Derivatives and Other Investments

Derivatives are financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivatives sometimes offer the most economical way of pursuing an investment strategy, limiting risks or enhancing returns, although there is no guarantee of success. Hedging strategies or instruments may not be available or practical in all circumstances. Derivative instruments may be publicly traded or privately negotiated. Derivatives used by the Adviser include futures contracts, options contracts, forward contracts, swaps, collateralized mortgage obligations (“CMOs”), stripped mortgage-backed securities (“SMBS”) and structured notes.

A forward contract is an obligation to purchase or sell a security or a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency exchange contracts are used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Portfolio may use cross-hedging or proxy hedging with respect to currencies in which the Portfolio has or expects to have portfolio or currency exposure.

If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of a security or futures contract at an agreed-upon price. If the Portfolio “writes” an option, it sells to another person the right to buy from or sell to the Portfolio a specific amount of a security or futures contract at an agreed-upon price.

Structured investments are units representing an interest in assets held in a trust that is not an investment company as defined in the Investment Company Act of 1940, as amended. The trust may pay a return based on the income it receives from those assets, or it may pay a return based on a specified index.

CMOs and SMBS are derivatives based on mortgage securities. CMOs are issued in a number of series (known as “tranches”), each of which has a stated maturity. Cash flow from the underlying mortgages is allocated to the tranches in a predetermined, specified order. SMBS are multi-class mortgage securities issued by U.S. government agencies and instrumentalities and financial institutions. They usually have two classes, one receiving most of the principal payments from the mortgages, and one receiving most of the interest. In some cases, classes may receive interest only (called “IOs”) or principal only (called “POs”). Inverse floating rate obligations (“inverse floaters”) are fixed income securities which have coupon rates that vary inversely (often at a multiple) to another specified floating rate, such as LIBOR (London Inter-Bank Offered Rate). If the specified reference rate rises, the coupon rate of the inverse floater falls, while a decrease in the reference rate causes an increase in the inverse floater’s coupon rate.

Risks of Derivatives

The primary risks of derivatives are: (i) changes in the market value of securities held or to be acquired by the Portfolio, and of derivatives relating to those securities, may not be proportionate, (ii) there may not be a liquid market for the Portfolio to sell a derivative, which could result in difficulty closing a position, and (iii) magnification of losses incurred due to changes in the market value of the securities, instruments, indices, or interest rates to which they relate.

Hedging the Portfolio’s currency risks involves the risk of mismatching the Portfolio’s obligations under a forward or futures contract with the value of securities denominated in a particular currency.

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Mortgage derivatives are subject to the risks of price movements in response to changing interest rates and the level of prepayments made by borrowers. Depending on the class of CMO or SMBS that the Portfolio holds, these price movements may be significantly greater than those experienced by mortgage securities generally, depending on whether the payments are predominantly based on the principal or interest paid on the underlying mortgages. IOs, POs and inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturities. IOs, POs and inverse floaters may exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, the yield to maturity of IOs, POs and inverse floaters is extremely sensitive to prepayment levels. As a result, higher or lower rates of prepayment than that anticipated can have a material effect on the Portfolio’s yield to maturity and could cause the Portfolio to suffer losses.

Temporary Defensive Investments

When the Adviser believes that changes in economic, financial or political conditions warrant, the Portfolio may invest without limit in fixed income securities for temporary defensive purposes that may be inconsistent with the Portfolio’s principal investment strategies, as described in the SAI. If the Adviser incorrectly predicts the effects of these changes, the defensive investments may adversely affect the Portfolio’s performance. Using defensive investments could cause the Portfolio to fail to meet its investment objective.

Portfolio Turnover

Consistent with its investment policies, the Portfolio will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs and may result in taxable gains being passed through to shareholders.

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Portfolio Holdings

A description of the policies and procedures of Morgan Stanley Institutional Fund Trust (the “Fund”) with respect to the disclosure of the Portfolio’s securities is available in the Fund’s SAI.

Purchasing Shares

Share Class Arrangements

Institutional Class shares are available to clients of the Adviser with combined investments of $5,000,000 and corporations or other institutions, such as trusts and foundations with minimum investments of $5,000,000. Institutional Class shares may also be purchased by the Adviser or its affiliates in connection with certain deferred compensation plans available to employees of the Adviser or its affiliates. Institutional Class shares are not subject to either a distribution fee or a shareholder servicing fee.

Adviser Class shares are available to clients of the Adviser with combined investments of $500,000 and corporations or other institutions, such as trusts and foundations with minimum investments of $500,000. Adviser Class shares are subject to a monthly distribution fee at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to Adviser Class shares.

General

Shares of the Portfolio may be purchased directly from Morgan Stanley Institutional Fund Trust or through a financial intermediary. Investors purchasing shares through a financial intermediary may be charged a transaction-based or other fee by the financial intermediary for its services. If you are purchasing shares through a financial intermediary, please consult your intermediary for purchase instructions.

Shares of the Portfolio may, in the Fund’s discretion, be purchased with investment securities (in lieu of or, in conjunction with, cash) acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for shares of the Portfolio.

Shares of the Portfolio may be purchased at the net asset value per share (“NAV”) next determined after we receive your purchase order.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you is that when you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law.

Initial Purchase by Mail

You may open an account, subject to acceptance by Morgan Stanley Institutional Fund Trust, by completing and signing an Account Registration Form provided by JPMorgan Investor Services Company (“JPMorgan”), the Fund’s transfer agent, which you can obtain by calling JPMorgan at 1-800-548-7786 and mailing it to Morgan Stanley Institutional Funds, 3435 Stelzer Road, Columbus, OH 43219 together with a check payable to Morgan Stanley Institutional Fund Trust.

Please note that payments to investors who redeem shares purchased by check will not be made until payment of the purchase has been collected, which may take up to eight business days after purchase. You can avoid this delay by purchasing shares by wire.

Initial Purchase by Wire

You may purchase shares of the Portfolio by wiring Federal Funds (monies credited by a Federal Reserve Bank) to JPMorgan Chase Bank, N.A. (the “Custodian”). You should forward a completed Account Registration Form to JPMorgan in advance of the wire. See the section below entitled “Valuation of Shares.” Instruct your bank to send a Federal Funds wire in a specified amount to the Custodian using the following wire instructions:

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JPMorgan Chase Bank, N.A.

3 Chase MetroTech Center

Brooklyn, NY 11245

ABA #021000021

DDA #910-2-734143

Attn: Morgan Stanley Institutional Fund

Trust Subscription Account

Ref: (Portfolio Name, Account Number, Account Name)

Additional Investments

You may make additional investments of shares at the NAV next determined after the request is received in good order, by mailing a check (payable to Morgan Stanley Institutional Fund Trust) to JPMorgan at the address noted under Initial Purchase by Mail or by wiring Federal Funds to the Custodian as outlined above.

Other Purchase Information

The Fund may suspend the offering of shares, or any class of shares, of the Portfolio or reject any purchase orders when we think it is in the best interest of the Fund. The Fund, in its sole discretion, may waive the minimum initial and additional investment amounts in certain cases.

Certain patterns of past exchanges and/or purchase or sale transactions involving the Portfolio may result in the Fund rejecting, limiting or prohibiting, at its sole discretion and without prior notice, additional purchases and/or exchanges and may result in a shareholder’s account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions.

Purchases of the Portfolio’s shares will be made in full and fractional shares of the Portfolio calculated to three decimal places.

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Redeeming Shares

You may redeem shares of the Portfolio by mail, or, if authorized, by telephone at no charge. The value of shares redeemed may be more or less than the purchase price, depending on the NAV at the time of redemption. Shares of the Portfolio will be redeemed at the NAV next determined after the request is received in good order.

By Mail

Requests should be addressed to Morgan Stanley Institutional Fund Trust, c/o Morgan Stanley Institutional Funds, 3435 Stelzer Road, Columbus, OH 43219.

To be in good order, redemption requests must include the following documentation:

(a)  A letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which the shares are registered;

(b)  The share certificates, if issued;

(c)  Any required signature guarantees; and

(d)  Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianship, corporations, pension and profit sharing plans and other organizations.

By Telephone

If you have authorized the Telephone Redemption Option on the Account Registration Form, you may request a redemption of shares by calling the Fund at 1-800-548-7786 and requesting that the redemption proceeds be mailed or wired to you. You cannot redeem shares by telephone if you hold share certificates for those shares. For your protection when calling the Fund, we will employ reasonable procedures to confirm that redemption instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security number or other tax identification number. Telephone instructions may also be recorded.

The Fund will ordinarily pay redemption proceeds within seven business days after receipt of your request. The Fund may suspend the right of

Prospectus

April 26, 2006

redemption or postpone the payment of redemption proceeds at times when the New York Stock Exchange (“NYSE”) is closed or under other circumstances in accordance with interpretations or orders of the U.S. Securities and Exchange Commission.

If we determine that it is in the best interest of other shareholders not to pay redemption proceeds in cash, we may pay you partly or entirely by distributing to you readily marketable securities held by the Portfolio. You may incur brokerage charges when you sell those securities.

Shares of the Portfolio redeemed within seven days of purchase will be subject to a 2% redemption fee, payable to the Portfolio. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. The redemption fee is not imposed on redemptions made: (i) through systematic withdrawal/exchange plans, (ii) through pre-approved asset allocation programs, (iii) of shares received by reinvesting income dividends or capital gain distributions, (iv) through certain collective trust funds or other pooled vehicles and (v) on behalf of advisory accounts where client allocations are solely at the discretion of the Morgan Stanley Investment Management investment team. The redemption fee is calculated based on, and deducted from, the redemption proceeds. Each time you redeem or exchange shares, the shares held the longest will be redeemed or exchanged first.

The redemption fee may not be imposed on transactions that occur through certain omnibus accounts at financial intermediaries. Certain financial intermediaries may apply different methodologies than those described above in assessing redemption fees, may impose their own redemption fee that may differ from the Portfolio’s redemption fee or may impose certain trading restrictions to deter market timing and frequent trading. If you invest in the Portfolio through a financial intermediary, please read that firm’s materials carefully to learn about any other restrictions or fees that may apply.

Frequent Purchases and Redemptions of Shares

Frequent purchases and redemptions of shares by Portfolio shareholders are referred to as “market-timing” or “short-term trading” and may present risks for other shareholders of the Portfolio, which may include, among other things, dilution in the value of the Portfolio’s shares held by long-term shareholders, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, incurring unwanted taxable gains, and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio’s securities trade and the time as of which the Portfolio’s net asset value is calculated (“time-zone arbitrage”). For example, a market timer may purchase shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio’s net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market timer would redeem the Portfolio’s shares the next day when the Portfolio’s share price would reflect the increased prices in foreign markets for a quick profit at the expense of long-term Portfolio shareholders.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price-arbitrage”). Investments in certain fixed income securities, such as high yield bonds, may be adversely affected by price arbitrage trading strategies.

11

The Fund discourages and does not accommodate frequent purchases and redemptions of shares by Portfolio shareholders and the Fund’s Board of Trustees has adopted policies and procedures with respect to such frequent purchases and redemptions. The Fund’s policies with respect to purchases, exchanges and redemptions of shares are described in the “Purchasing Shares” and “Redeeming Shares” sections of this Prospectus. Except as described in each of these sections, and with respect to trades that occur through omnibus accounts at intermediaries as described below, the Fund’s policies regarding frequent trading of shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment managers, broker-dealers, transfer agents and third party administrators, the Fund (i) has requested assurance that such intermediaries currently selling shares have in place internal policies and procedures reasonably designed to address market timing concerns and has instructed such intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective intermediaries to agree to cooperate in enforcing the Fund’s policies with respect to frequent purchases, exchanges and redemptions of shares.

With respect to trades that occur through omnibus accounts at intermediaries, the Fund is currently limited in its ability to monitor trading activity or enforce the redemption fee with respect to customers of such intermediaries. Omnibus accounts generally do not identify customers’ trading activity to the Fund on an individual basis. Consequently, the Fund must rely on the financial intermediary to monitor frequent short-term trading within the Portfolio by the financial intermediary’s customers. Certain intermediaries may not have the ability to assess a redemption fee. There can be no assurance that the Fund will be able to eliminate all market-timing activities.

12

Prospectus

April 26, 2006

General Shareholder Information

Valuation of Shares

The price of the Portfolio’s shares (NAV) is based on the value of the Portfolio’s securities. The NAV of the Portfolio is determined as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day the Portfolio is open for business.

The Portfolio values its securities at market value. When no market quotations are readily available for securities, including circumstances under which the Adviser determines that a security’s market price is not accurate, we will determine the value for those securities in good faith at fair value using methods approved by the Board of Trustees. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund’s Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Portfolio’s net asset value will reflect certain portfolio securities’ fair value rather than their market price.

Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the values of the Portfolio’s portfolio securities may change on days when you will not be able to purchase or sell your shares.

The NAV of each Class of shares may differ from that of other classes because of class-specific expenses that each class may pay and the distribution fees charged to Adviser Class shares.

Exchange Privilege

You may exchange shares of the Portfolio for the same Class of shares of other available portfolios of the Fund. In addition, you may exchange the Portfolio’s Adviser Class shares for Class B Shares of available portfolios of Morgan Stanley Institutional Fund, Inc. and the Portfolio’s Institutional Class shares for Class A Shares of available portfolios of Morgan Stanley Institutional Fund, Inc. Exchanges are based on the shares’ respective NAVs.

To obtain a prospectus for another portfolio, call the Fund at 1-800-548-7786 or contact your financial intermediary. If you purchased Portfolio shares through a financial intermediary, certain portfolios may be unavailable for exchange. Contact your financial intermediary to determine which portfolios are available for exchange. See also “Other Purchase Information” for certain limitations relating to exchanges.

You can process your exchange by contacting your financial intermediary. Otherwise, you should send exchange requests by mail to the Fund’s Transfer Agent, JPMorgan Investor Services Company, and mailing it to Morgan Stanley Institutional Funds, 3435 Stelzer Road, Columbus, OH 43219. Exchange requests can also be made by calling 1-800-548-7786.

When you exchange for shares of another portfolio, your transaction will be treated the same as an initial purchase. You will be subject to the same minimum initial investment and account size as an initial purchase. The Fund, in its sole discretion, may waive the minimum initial investment amounts in certain cases. An exchange of shares of the Portfolio held for less than seven days from the date of purchase will be subject to the 2% redemption fee described under the section “Redeeming Shares.” The Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice.

Tax Considerations

As with any investment, you should consider how your Portfolio investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Portfolio. Unless your investment in the Portfolio is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when the Portfolio makes distributions and when you sell shares, including an exchange to another Morgan Stanley Fund.

13

Taxation of Distributions.    Your distributions normally are subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Portfolio shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Portfolio. Under current law, ordinary income dividends you receive may be taxed at the same rates as long-term capital gains. However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you will not be permitted to offset ordinary income dividends with capital losses. Short term capital gain distributions will continue to be taxed at ordinary income rates.

Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive which are attributable to dividends received by such portfolios from U.S. corporations.

Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income taxes.

Every January, you will be sent a statement (Internal Revenue Service (“IRS”) Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

Taxation of Sales.    Your sale of Portfolio shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale may be subject to local income tax. Your exchange of Portfolio shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your shares.

When you open your account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to federal backup withholding at a rate of 28% (as of the date of this Prospectus) on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance payment of your taxes due on your income for such year.

Dividends and Distributions

The Portfolio normally declares dividends and distribute substantially all of its net investment income to shareholders [quarterly],

If any net gains are realized from the sale of underlying securities, the Portfolio normally distributes the gains with the last distributions for the calendar year. All dividends and distributions are automatically paid in additional shares of the Portfolio unless you elect otherwise. If you want to change how your dividends are paid, you must notify the Fund in writing.

14

Prospectus

April 26, 2006

Fund Management

Adviser

Morgan Stanley Investment Management Inc. (the “Adviser”), with principal offices at 1221 Avenue of the Americas, New York, NY 10020, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley is the direct parent of the Adviser. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses—securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of December 31, 2005, the Adviser, together with its affiliated asset management companies, had approximately $434 billion in assets under management, with approximately $238 billion in institutional assets.

The Adviser makes investment decisions for the Portfolio and places the Portfolio’s purchase and sales orders. The Portfolio, in turn, pays the Adviser an annual advisory fee calculated by applying a quarterly rate. The Adviser’s annual contractual rate of compensation is 0.375% of daily net assets.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement as it pertains to the Portfolio is available in the Fund’s Statement of Additional Information.

Portfolio Management

The Portfolio’s assets are managed within the Taxable Fixed Income team. The team consists of portfolio managers and analysts. The members of the team who are jointly and primarily responsible for the day-to-day management of the Portfolio are Steven K. Kreider and Neil Stone, Managing Directors of the Adviser.

Mr. Krieder has been associated with the Adviser in an investment management capacity since 1988 and began managing the Portfolio in April 2006. Mr. Stone has been associated with the Adviser in an investment management capacity since 1995 and began managing the Portfolio in April 2006.

The Fund’s SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Portfolio.

The composition of the team may change without notice from time to time.

Additional Information

The Adviser and/or Distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers or other service providers in connection with the sale or retention of shares of the Portfolio and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of Portfolio shares. For more information, please see the Fund’s SAI.

15

Where to find Additional Information

In addition to this Prospectus, the Fund has a Statement of Additional Information (“SAI”), dated January 30, 2006, as supplemented April     , 2006, which contains additional, more detailed information about the Fund and the Portfolio. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

The Fund publishes annual and semi-annual reports (“Shareholder Reports”) that contain additional information about the Portfolio’s investments. In the Fund’s annual report, you will find a discussion of the market conditions and the investment strategies that significantly affected the Portfolio’s performance during the last fiscal year. For additional Fund information, including information regarding the investments comprising the Portfolio, please call the toll-free number below.

You may obtain the SAI and Shareholder Reports without charge by contacting the Fund at the toll-free number below or on our internet site at: www.morganstanley.com/im. If you purchased shares through a financial intermediary, you may also obtain these documents, without charge, by contacting your financial intermediary.

Information about the Fund, including the SAI and Shareholder Reports, may be obtained from the Securities and Exchange Commission in any of the following ways. (1) In person: you may review and copy documents in the Commission’s Public Reference Room in Washington D.C. (for information on the operation of the Public Reference Room call 1-202-551-8090); (2) On-line: you may retrieve information from the Commission’s web site at http://www.sec.gov; (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102; or (4) By e-mail: you may request documents, upon payment of a duplicating fee, by e-mailing the Securities and Exchange Commission at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Fund’s Investment Company Act registration number is 811-03980.

Morgan Stanley Institutional Fund Trust

One Tower Bridge

100 Front Street, Suite 1100

West Conshohocken, PA 19428-2881.

For Shareholder Inquiries,

call 1-800-548-7786

Prices and Investment Results are available at www.morganstanley.com/im.

IFTEQPRO 01/06

MORGAN STANLEY INSTITUTIONAL FUND TRUST

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE FOLLOWING PROSPECTUSES:

U.S. EQUITY PORTFOLIOS PROSPECTUS,

FIXED INCOME PORTFOLIOS PROSPECTUSES*,

ADVISORY PORTFOLIOS PROSPECTUSES AND

BALANCED PORTFOLIO PROSPECTUS

EQUITIES PLUS PORTFOLIO PROSPECTUS

January 30, 2006, as supplemented April 26, 2006

Morgan Stanley Institutional Fund Trust (the “Fund”) is a no load mutual fund consisting of 20 portfolios offering a variety of investment alternatives. Of the 20 portfolios, two portfolios are not operational. This Statement of Additional Information (the “SAI”) sets forth information about the Fund applicable to all 20 portfolios (each a “Portfolio” and collectively the “Portfolios”). Following is a list of the Portfolios:

U.S. EQUITY PORTFOLIOS:	Investment Grade Fixed Income Portfolio
Equities Plus Portfolio	Limited Duration Portfolio
Equity Portfolio	Municipal Portfolio
Mid Cap Growth Portfolio	ADVISORY PORTFOLIOS:
U.S. Mid Cap Value Portfolio	Advisory Foreign Fixed Income Portfolio
U.S. Small Cap Value Portfolio	Advisory Foreign Fixed Income II Portfolio
Value Portfolio	Advisory Mortgage Portfolio
FIXED INCOME PORTFOLIOS:	Mortgage Advisory Portfolio**
Core Fixed Income Portfolio	Investment Grade Credit Advisory Portfolio**
Core Plus Fixed Income Portfolio	BALANCED PORTFOLIO:
High Yield Portfolio	Balanced Portfolio
Intermediate Duration Portfolio
International Fixed Income Portfolio

*	This includes the prospectus for the Core Plus Fixed Income Portfolio and the Intermediate Duration Portfolio, to be used in conjunction with the Morgan Stanley Stable Value Fund.
**	As of the date of this SAI, these Portfolios are not yet operational.

This SAI is not a prospectus but should be read in conjunction with the Fund’s prospectuses, dated January 30, 2006, (April 26, 2006, with respect to the Equities Plus Portfolio) as may be supplemented from time to time. To obtain any of these prospectuses, please call Shareholder Services at the number indicated below.

The Fund’s most recent annual report is a separate document supplied with this SAI and includes the Fund’s audited financial statements, which are incorporated by reference into this SAI.

SHAREHOLDER SERVICES: 1-800-548-7786

PRICES AND INVESTMENT RESULTS: WWW.MORGANSTANLEY.COM/IM

-i-

THE PORTFOLIOS’ INVESTMENTS AND STRATEGIES

Each prospectus describes the investment objectives, principal investment strategies and principal risks associated with each applicable Portfolio. The Portfolios may engage in a variety of investment strategies and invest in a variety of securities and other instruments. The following tables summarize the permissible strategies and investments for each Portfolio. The tables exclude strategies and investments that Portfolios may make solely for temporary defensive purposes. More details about each strategy and investment and related risks are provided in the discussion following the tables.

EQUITY AND BALANCED PORTFOLIOS

	Equities Plus Portfolio	Equity Portfolio	Mid Cap Growth Portfolio	U.S. Mid Cap Value Portfolio	U.S. Small Cap Value Portfolio	Value Portfolio	Balanced Portfolio
Strategies
Asset Allocation Management							x
Core Equity Investing	x	x					x
Emerging Market Investing	x	x	x	x	x	x	x
Fixed Income Management and Asset Allocation							x
Fixed Income Value Investing	x
Foreign Fixed Income Investing	x						x
Foreign Investing	x	x	x	x	x	x	x
Growth Stock Investing		x	x	x
High Yield Investing	x						x
International Equity Investing		x	x	x	x	x	x
Maturity and Duration Management	x						x
Mortgage Investing	x						x
Municipals Management
Value Investing	x						x
Value Stock Investing		x		x	x	x	x

EQUITY AND BALANCED PORTFOLIOS

	Equities Plus Portfolio	Equity Portfolio	Mid Cap Growth Portfolio	U.S. Mid Cap Value Portfolio	U.S. Small Cap Value Portfolio	Value Portfolio	Balanced Portfolio
Investments
ADRs	x	x	x	x	x	x	x
Agencies	x	x	x	x	x	x	x
Asset-Backed Securities	x						x
Brady Bonds	x						x
Cash Equivalents	x	x	x	x	x	x	x
CMOs	x						x
Commercial Paper	x	x	x	x	x	x	x
Common Stock	x	x	x	x	x	x	x
Convertibles	x	x	x	x	x	x	x
Corporates	x	x	x	x	x	x	x
Depositary Receipts	x	x	x	x	x	x	x
Derivatives	x	x	x	x	x	x	x
Emerging Market Securities	x	x	x	x	x	x	x
Equity Securities	x	x	x	x	x	x	x
Fixed Income Securities	x	x	x	x	x	x	x
Floaters	x						x
Foreign Currency	x	x	x	x	x	x	x
Foreign Equity Securities	x	x	x	x	x	x	x
Foreign Fixed Income Securities	x	x		x	x	x	x
Foreign Securities	x	x	x	x	x	x	x
Forwards	x	x	x	x	x	x	x

EQUITY AND BALANCED PORTFOLIOS

	Equities Plus Portfolio	Equity Portfolio	Mid Cap Growth Portfolio	U.S. Mid Cap Value Portfolio	U.S. Small Cap Value Portfolio	Value Portfolio	Balanced Portfolio
Futures	x	x	x	x	x	x	x
High Yield Securities	x						x
Inverse Floaters	x						x
Investment Companies	x	x	x	x	x	x	x
Investment Funds							x
Investment Grade Securities	x	x	x	x	x	x	x
Loan Participations and Assignments	x						x
Mortgage Securities	x						x
Municipals	x						x
Non-Publicly Traded Securities, Private Placements and Restricted Securities	x	x	x	x	x	x	x
Options	x	x	x	x	x	x	x
Preferred Stock	x	x	x	x	x	x	x
REITs	x	x	x	x	x	x	x
Repurchase Agreements	x	x	x	x	x	x	x
Reverse Repurchase Agreements	x	x	x	x	x	x	x
Rights	x	x	x	x	x	x	x
Securities Lending	x	x	x	x	x	x	x
Short Selling	x	x	x	x	x	x	x
SMBS	x						x
Structured Investments	x	x	x	x	x	x	x

EQUITY AND BALANCED PORTFOLIOS

	Equities Plus Portfolio	Equity Portfolio	Mid Cap Growth Portfolio	U.S. Mid Cap Value Portfolio	U.S. Small Cap Value Portfolio	Value Portfolio	Balanced Portfolio
Structured Notes	x	x	x	x	x	x	x
Swaps	x	x		x	x	x	x
TRAINs	x						x
U.S. Government Securities	x	x	x	x	x	x	x
Warrants	x	x	x	x	x	x	x
When, As and If Issued Securities, Delayed Delivery and Formal Commitments	x	x	x	x	x	x	x
Yankee and Eurobond Obligations	x	x	x	x	x	x	x
Zero Coupons	x	x	x	x	x	x	x

FIXED INCOME PORTFOLIOS

	Core Fixed Income Portfolio	Core Plus Fixed Income Portfolio	High Yield Portfolio	Intermediate Duration Portfolio	International Fixed Income Portfolio	Investment Grade Fixed Income Portfolio	Limited Duration Portfolio	Municipal Portfolio	Advisory Foreign Fixed Income Portfolio	Advisory Foreign Fixed Income II Portfolio	Advisory Mortgage Portfolio	Mortgage Advisory Portfolio	Investment Grade Credit Advisory Portfolio
Strategies
Asset Allocation Management
Core Equity Investing
Emerging Market Investing		x	x	x	x	x			x	x
Fixed Income Management and Asset Allocation
Fixed Income Value Investing	x	x	x	x	x	x	x	x	x	x	x	x	x
Foreign Fixed Income Investing		x	x	x	x	x			x	x
Foreign Investing		x	x	x	x	x			x	x
Growth Stock Investing
High Yield Investing		x	x		x			x	x	x
International Equity Investing
Maturity and Duration Management	x	x	x	x	x	x	x	x	x	x	x	x	x
Mortgage Investing	x	x	x	x	x	x	x	x	x	x	x	x	x
Municipals Management								x
Value Investing	x	x	x	x	x	x	x	x	x	x	x	x	x
Value Stock Investing

FIXED INCOME PORTFOLIOS

	Core Fixed Income Portfolio	Core Plus Fixed Income Portfolio	High Yield Portfolio	Intermediate Duration Portfolio	International Fixed Income Portfolio	Investment Grade Fixed Income Portfolio	Limited Duration Portfolio	Municipal Portfolio	Advisory Foreign Fixed Income Portfolio	Advisory Foreign Fixed Income II Portfolio	Advisory Mortgage Portfolio	Mortgage Advisory Portfolio	Investment Grade Credit Advisory Portfolio
Investments
ADRs
Agencies	x	x	x	x	x	x	x	x	x	x	x	x	x
Asset-Backed Securities	x	x	x	x	x	x	x	x	x	x	x	x	x
Brady Bonds		x	x	x	x	x	x	x	x	x	x	x	x
Cash Equivalents	x	x	x	x	x	x	x	x	x	x	x	x	x
CMOs	x	x	x	x	x	x	x	x	x	x	x	x	x
Commercial Paper	x	x	x	x	x	x	x	x	x	x	x	x	x
Common Stock			x
Convertibles	x	x	x	x	x	x	x	x	x	x	x	x	x
Corporates	x	x	x	x	x	x	x	x	x	x			x
Depositary Receipts
Derivatives	x	x	x	x	x	x	x	x	x	x	x	x	x
Emerging Market Securities		x	x	x	x	x	x	x	x	x			x
Equity Securities			x
Fixed Income Securities	x	x	x	x	x	x	x	x	x	x	x	x	x
Floaters	x	x	x	x	x	x	x	x	x	x	x	x	x
Foreign Currency		x	x	x	x	x		x	x	x			x
Foreign Equity Securities			x
Foreign Fixed Income Securities		x	x	x	x	x		x	x	x			x
Foreign Securities		x	x	x	x	x	x	x	x	x	x	x	x
Forwards		x	x	x	x	x		x	x	x		x	x

FIXED INCOME PORTFOLIOS

	Core Fixed Income Portfolio	Core Plus Fixed Income Portfolio	High Yield Portfolio	Intermediate Duration Portfolio	International Fixed Income Portfolio	Investment Grade Fixed Income Portfolio	Limited Duration Portfolio	Municipal Portfolio	Advisory Foreign Fixed Income Portfolio	Advisory Foreign Fixed Income II Portfolio	Advisory Mortgage Portfolio	Mortgage Advisory Portfolio	Investment Grade Credit Advisory Portfolio
Futures	x	x	x	x	x	x	x	x	x	x	x	x	x
High Yield Securities		x	x		x			x	x	x
Inverse Floaters	x	x	x	x	x	x	x	x	x	x	x	x	x
Investment Companies	x	x	x	x	x	x	x	x	x	x	x	x	x
Investment Funds
Investment Grade Securities	x	x	x	x	x	x	x	x	x	x	x	x	x
Loan Participations and Assignments		x	x									x	x
Mortgage Securities	x	x	x	x	x	x	x	x	x	x	x	x	x
Municipals	x	x	x	x	x	x		x	x	x			x

Non-Publicly Traded Securities, Private Placements and Restricted Securities	x	x	x	x	x	x	x	x	x	x	x	x	x
Options	x	x	x	x	x	x	x	x	x	x	x	x	x
Preferred Stock	x	x	x	x	x	x	x	x	x	x	x	x	x
Repurchase Agreements	x	x	x	x	x	x	x	x	x	x	x	x	x
Reverse Repurchase Agreements	x	x	x	x	x	x	x	x	x	x	x	x	x
Rights		x	x										x
Securities Lending	x	x	x	x	x	x	x	x	x	x	x	x	x
Short Selling	x	x	x	x	x	x	x	x	x	x	x	x	x
SMBS	x	x	x	x	x	x	x	x	x	x	x	x	x
Structured Investments	x	x	x	x	x	x	x	x	x	x	x	x	x
Structured Notes	x	x	x	x	x	x	x	x	x	x	x	x	x

FIXED INCOME PORTFOLIOS

	Core Fixed Income Portfolio	Core Plus Fixed Income Portfolio	High Yield Portfolio	Intermediate Duration Portfolio	International Fixed Income Portfolio	Investment Grade Fixed Income Portfolio	Limited Duration Portfolio	Municipal Portfolio	Advisory Foreign Fixed Income Portfolio	Advisory Foreign Fixed Income II Portfolio	Advisory Mortgage Portfolio	Mortgage Advisory Portfolio	Investment Grade Credit Advisory Portfolio
Swaps	x	x	x	x	x	x	x	x	x	x	x	x	x
TRAINs	x	x	x	x		x	x	x
U.S. Government Securities	x	x	x	x	x	x	x	x	x	x	x	x	x
Warrants	x		x									x	x
When, As and If Issued Securities, Delayed Delivery and Formal Commitments	x	x	x	x	x	x	x	x	x	x	x	x	x
Yankee and Eurobond Obligations	x	x	x	x	x	x	x	x	x	x	x	x	x
Zero Coupons	x	x	x	x	x	x	x	x	x	x	x	x	x

INVESTMENT STRATEGIES

As used in this Section and elsewhere in this Statement of Additional Information, the term “Adviser” includes Morgan Stanley Investment Management Limited, as Sub-Adviser to the International Fixed Income Portfolio, the Advisory Foreign Fixed Income Portfolio and the Advisory Foreign Fixed Income II Portfolio, as applicable.

Asset Allocation Management: The approach of Morgan Stanley Investment Management Inc. (the “Adviser” or “Morgan Stanley Investment Management”) to asset allocation management is to determine investment strategies for each asset class in a Portfolio separately, and then determine the mix of those strategies expected to maximize the return potential within each market. Strategic judgments on the mix among asset classes are based on valuation disciplines and tools for analysis which have been developed over the Adviser’s long history of managing balanced accounts.

Tactical asset-allocation shifts are based on comparisons of prospective risks, potential returns, and the likely risk-reducing benefits derived from combining different asset classes into a single portfolio. Experienced teams of equity, fixed income, and international investment professionals manage the investments in each asset class.

Core Equity Investing: The Adviser’s “core” or primary equity strategy emphasizes common stocks of large companies, with targeted investments in small company stocks that promise special growth opportunities. Depending on the Adviser’s outlook for the economy and different market sectors, the mix between value stocks and growth stocks will change.

Emerging Market Investing: The Adviser’s approach to emerging market investing is based on the Adviser’s evaluation of both short-term and long-term international economic trends and the relative attractiveness of emerging markets and individual emerging market securities.

As used in this SAI, an emerging market describes any country which is generally considered to be an emerging or developing country by the members of the international financial community, such as the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance Corporation. There are currently over 130 countries which are generally considered to be emerging or developing countries by the international financial community, approximately 40 of which currently have stock markets. Emerging markets may include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

Currently, investing in many emerging markets is either not feasible or very costly, or may involve unacceptable political risks. Other special risks include the possible increased likelihood of expropriation or the return to power of a communist regime which would institute policies to expropriate, nationalize or otherwise confiscate investments. A Portfolio will focus its investments on those emerging market countries in which the Adviser believes the potential for market appreciation outweighs these risks and the cost of investment. Investing in emerging markets also involves an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

Fixed Income Management and Asset Allocation: In selecting fixed income securities for certain Portfolios, the Adviser considers the value offered by various segments of the fixed income securities market relative to cash equivalents and equity securities. The Adviser may find that certain segments of the fixed income securities market offer more or less attractive relative value when compared to equity securities or when compared to other fixed income securities.

For example, in a given interest rate environment, equity securities may be judged to be fairly valued when compared to intermediate duration fixed income securities, but overvalued compared to long duration fixed income securities. Consequently, while a Portfolio investing only in fixed income securities may not emphasize long duration assets to the same extent, the fixed income portion of a balanced investment may invest a percentage of its assets in long duration bonds on the basis of their valuation relative to equity securities.

Fixed Income Value Investing: The Adviser employs a value investing philosophy in the management of certain Portfolios. Bond prices and yields reflect implicit market forecasts regarding a variety of factors, such as inflation, economic growth, credit risk, and prepayment risk. The Adviser uses a series of quantitative models and tools to assess and help identify situations where implicit market forecasts appear to be extremely optimistic or pessimistic. The Adviser then analyzes these findings and establishes the Portfolio’s interest-rate, sector, and security selection positions so as to take advantage of the most attractive of these value opportunities.

Foreign Fixed Income Investing: The Adviser invests in foreign bonds and other fixed income securities denominated in foreign currencies, where, in the opinion of the Adviser, the combination of current yield and currency value offer attractive expected returns. When the total return opportunities in a foreign bond market appear attractive in local currency terms, but where in the Adviser’s judgment unacceptable currency risk exists, currency futures and options, forwards and swaps may be used to hedge the currency risk.

Foreign Investing: Investors should recognize that investing in foreign bonds and foreign equities involves certain special considerations which are not typically associated with investing in domestic securities.

As non-U.S. companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to U.S. companies, there may be less publicly available information about certain foreign securities than about U.S. securities. Foreign bonds and foreign equities may be less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Additionally, there may be difficulty in obtaining and enforcing judgments against foreign issuers.

Because foreign bonds and foreign equities may be denominated in foreign currencies, and because a Portfolio may temporarily hold uninvested reserves in bank deposits of foreign currencies prior to reinvestment or conversion to U.S. dollars, a Portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

Although a Portfolio will endeavor to achieve the most favorable execution costs in its portfolio transactions in foreign securities, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of a Portfolio’s foreign securities will be greater than the expenses for the custodial arrangements for handling U.S. securities of equal value. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income a Portfolio receives from the companies comprising the Portfolio’s investments.

Growth Stock Investing: This strategy involves the Adviser’s focus on common stocks that generally have higher growth rates, betas, and price/earnings ratios, and lower yields than the stock market in general as measured by an appropriate market index.

High Yield Investing: This strategy involves investments in high yield securities based on the Adviser’s analysis of economic and industry trends and individual security characteristics. The Adviser conducts credit analysis for each security considered for investment to evaluate its attractiveness relative to its risk. A high level of diversification is also maintained to limit credit exposure to individual issuers. See “High Yield Securities” below for further discussion of these securities, including risks.

International Equity Investing: The Adviser’s approach to international equity investing is based on its evaluation of both short-term and long-term international economic trends and the relative attractiveness of non-U.S. equity markets and individual securities.

The Adviser generally considers fundamental investment characteristics, the principles of valuation and diversification, and a relatively long-term investment time horizon. Since liquidity will also be a consideration, emphasis will likely be influenced by the relative market capitalizations of different non-U.S. stock markets and individual securities. Portfolios seek to diversify investments broadly among both developed and newly industrializing foreign countries. Where appropriate, a Portfolio may also invest in regulated investment companies or investment funds which invest in such countries to the extent allowed by applicable law.

Maturity and Duration Management: One of two main components of the Adviser’s fixed income investment strategy is maturity and duration management. The maturity and duration structure of a Portfolio investing in fixed income securities is actively managed in anticipation of cyclical interest rate changes. Adjustments are not made in an effort to capture short-term, day-to-day movements in the market, but instead are implemented in anticipation of longer term shifts in the levels of interest rates. Adjustments made to shorten portfolio maturity and duration are made to limit capital losses during periods when interest rates are expected to rise. Conversely, adjustments made to lengthen maturity are intended to produce capital appreciation in periods when interest rates are expected to fall. The foundation for maturity and duration strategy lies in analysis of the U.S. and global economies, focusing on levels of real interest rates, monetary and fiscal policy actions, and cyclical indicators. See “Value Investing” for a description of the second main component of the Adviser’s fixed income strategy.

About Maturity and Duration. Most debt obligations provide interest (coupon) payments in addition to a final (par) payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in the level and structure of interest rates. Traditionally, a debt security’s term-to-maturity has been used as a proxy for the sensitivity of the security’s price to changes in interest rates (which is the interest rate risk or volatility of the security). However, term-to-maturity measures only the time until a debt security provides its final payment, taking no account of the pattern of the security’s payments prior to maturity.

Duration is a measure of the expected life of a fixed income security that was developed as a more precise alternative to the concept of term-to-maturity. Duration incorporates a bond’s yield, coupon interest payments, final maturity and call features into one measure. Duration is one of the fundamental tools used by the Adviser in the selection of fixed income securities. Duration is a measure of the expected life of a fixed income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always shorter than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities generally is 30 years, but current prepayment rates are more critical in determining the securities’ interest rate exposure. In these and other similar situations, the Adviser will use sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

Mortgage Investing: As described in the applicable prospectus, certain Portfolios may invest in mortgage-related securities. These include mortgage securities representing interests in pools of mortgage loans made by lenders such as commercial banks, savings and loan associations, mortgage bankers and others. The pools are assembled by various organizations, including the Government National Mortgage Association (“Ginnie Mae”),

the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Federal National Mortgage Association (“Fannie Mae”), other government agencies and instrumentalities, and private issuers. It is expected that a Portfolio’s primary emphasis will be in mortgage securities issued by the various government-related organizations. However, a Portfolio may invest, without limit, in mortgage securities issued by private issuers when the Adviser deems that the quality of the investment, the quality of the issuer, and market conditions warrant such investments. Securities issued by private issuers will be rated investment grade by Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”) or be deemed by the Adviser to be of comparable investment quality.

Municipals Management: Municipals management emphasizes a diversified portfolio of high grade municipal debt securities. These securities generally provide interest income that is exempt from federal regular income tax. However, the interest on certain types of municipal securities may be subject to the alternative minimum tax (“AMT”).

The Adviser manages the Fund’s Municipal Portfolio with the goal of maximizing its total return. This means that it may invest in taxable investments when the prospective after-tax total return on such investments is attractive, regardless of the taxable nature of income on the security. The Municipal Portfolio also may invest in taxable investments such as U.S. Governments, agencies, corporates, cash equivalents, preferred stocks, mortgage securities, asset-backed securities, floaters, and inverse floaters.

Value Investing: One of two primary components of the Adviser’s fixed income strategy is value investing. The Adviser seeks to identify undervalued sectors and securities through analysis of credit quality, option characteristics and liquidity. Quantitative models are used in conjunction with judgment and experience to evaluate and select securities with embedded put or call options which are attractive on a risk- and option-adjusted basis. Successful value investing will permit a Portfolio to benefit from the price appreciation of individual securities during periods when interest rates are unchanged.

Value Stock Investing: This strategy involves investing primarily in common stocks that it believes are undervalued relative to the stock market in general as measured by an appropriate market index. The Adviser determines value using a variety of measures, including price/earnings and price/book ratios. Value stocks generally pay dividends, but the Adviser may select non-dividend paying stocks for their value characteristics.

INVESTMENTS

ADRs: American Depositary Receipts (“ADRs”) are dollar-denominated securities which are listed and traded in the United States, but which represent claims to shares of foreign stocks. They are treated as U.S. equity securities for purposes of the Portfolios’ investment policies. ADRs may be either sponsored or unsponsored. Unsponsored ADR facilities typically provide less information to ADR holders. ADRs also include American Depositary Shares.

Agencies: Agencies are fixed income securities issued or guaranteed by federal agencies and U.S. Government sponsored instrumentalities. They may or may not be backed by the full faith and credit of the U.S. Government. If they are not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain debt issued by Resolution Funding Corporation has both its principal and interest backed by the full faith and credit of the U.S. Treasury in that its principal is defeased by U.S. Treasury zero coupon issues, while the U.S. Treasury is explicitly required to advance funds sufficient to pay interest on it, if needed. Certain agencies and instrumentalities, such as Ginnie Mae, are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make “indefinite and unlimited” drawings on the Treasury if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Fannie Mae, are not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist them in meeting their debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System, are federally chartered institutions under U.S. Government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government. Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration and The Tennessee Valley Authority.

An instrumentality of the U.S. Government is a government agency organized under federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and Fannie Mae.

Asset-Backed Securities: Asset-backed securities are securities secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt. Credit support for asset-backed securities may be based on the underlying assets and/or provided by a third party through credit enhancements. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and over-collateralization.

Asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with the mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holders.

There may be a limited secondary market for certain of the asset-backed securities in which the Fund invests.

Brady Bonds: Brady Bonds are both Emerging Market Securities and Foreign Fixed Income Securities. They are created by exchanging existing commercial bank loans to foreign entities for new obligations for the purpose of restructuring the issuers’ debts under a plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady (the Brady Plan). They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated). They are actively traded in the over-the-counter secondary market. A Portfolio will only invest in Brady Bonds consistent with quality specifications.

Dollar-denominated, collateralized Brady Bonds may be fixed rate par bonds or floating rate discount bonds. These Brady Bonds are generally collateralized in full as to principal due at maturity by U.S. Treasury Zero Coupon Obligations having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized.

Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury Zero Coupon Obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments due on the Brady Bonds in the normal course. In light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds generally are viewed as speculative.

Cash Equivalents: Cash equivalents are short-term fixed income securities comprising:

(1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers’ acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

Each Portfolio may invest in obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars). Euro and Yankee dollar investments will involve some of the same risks of investing in international securities that are discussed in various foreign investing sections of this SAI.

A Portfolio will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is deemed by the Adviser to be of an investment quality comparable with other debt securities which the Portfolio may purchase.

(2) Each Portfolio may invest in commercial paper (see below) rated at time of purchase by one or more Nationally Recognized Statistical Rating Organizations (“NRSRO”) in one of their two highest categories, (e.g., A-l or A-2 by Standard & Poor’s or Prime 1 or Prime 2 by Moody’s), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by a NRSRO (e.g., A or better by Moody’s, Standard & Poor’s or Fitch IBCA, Inc. (“Fitch”));

(3) Short-term corporate obligations rated high-grade at the time of purchase by a NRSRO (e.g., A or better by Moody’s, Standard & Poor’s or Fitch);

(4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

(5) Government Agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Farm Credit Banks, Federal Intermediate Credit Bank, Fannie Mae, Federal Financing Bank, the Tennessee Valley Authority, and others; and

(6) Repurchase agreements collateralized by the securities listed above.

Commercial Paper. Commercial paper refers to short-term fixed income securities with maturities ranging from 1 to 270 days. They are primarily issued by corporations needing to finance large amounts of receivables, but may be issued by banks and other borrowers. Commercial paper is issued either directly or through broker-dealers, and may be discounted or interest-bearing. Commercial paper is unsecured, but is almost always backed by bank lines of credit. Virtually all commercial paper is rated by Moody’s or Standard & Poor’s.

Commercial paper rated A-1 by Standard & Poor’s has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated “A” or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer’s industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer’s commercial paper is A-1, A-2, or A-3.

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

CMOs: Collateralized mortgage obligations (“CMOs”) are Derivatives structured as debt obligations or multiclass pass-through certificates. CMOs are issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. They are backed by mortgage securities (discussed below) or whole loans (all such assets, the “Mortgage Assets”) and are evidenced by a series of bonds or certificates issued in multiple classes. Each class of a CMO, often referred to as a “tranche,” may be issued with a specific fixed or floating coupon rate and has a stated maturity or final scheduled distribution date. The principal and interest on the underlying Mortgage Assets may be allocated among the several classes of a series of CMOs in many ways. Interest is paid or accrues on CMOs on a monthly, quarterly or semi-annual basis.

CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing. CMOs that are issued by private sector entities and are backed by assets lacking a guarantee of an entity having the credit status of a governmental agency or instrumentality are generally structured with one or more types of credit enhancement as described below. An issuer of CMOs may elect to be treated for federal income tax purposes as a Real Estate Mortgage Investment Conduit (a “REMIC”). An issuer of CMOs issued after 1991 must elect to be treated as a REMIC or it will be taxed as a corporation under rules regarding taxable mortgage pools.

The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to prevailing market yields on Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final scheduled distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile. In addition, some inverse floating rate obligation CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of these CMOs is sensitive not only to changes in interest rates, but also to changes in prepayment rates on the related underlying Mortgage Assets.

Included within the category of CMOs are PAC Bonds. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments, provided that, among other things, the actual prepayment experience on the underlying Mortgage Assets falls within a predefined range. If the actual prepayment experience on the underlying Mortgage Assets is faster or slower than the predefined range or if deviations from other assumptions occur, payments on the PAC Bond may be earlier or later than predicted and the yield may rise or fall. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risk of prepayment than are other types of mortgage related securities.

Certain Portfolios may invest in inverse floating rate obligations (“inverse floaters”). Inverse floaters are classes of CMOs that have coupon rates that vary inversely (sometimes at a multiple) to another specified floating rate such as LIBOR (London Inter-Bank Offered Rate). If the specified reference rate rises, the coupon rate of the inverse floater falls, while a decrease in the referenced rate causes an increase in the inverse floater coupon rate. Inverse floaters are extremely sensitive to prepayment levels as well as changes in interest rate levels. As a result, higher or lower rates of prepayment than that anticipated and/or adverse changes in interest rates could cause inverse floaters to decline in value substantially.

Risks. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, the Adviser seeks to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

Like bonds in general, mortgage securities will generally decline in price when interest rates rise. Rising interest rates also tend to discourage refinancings of home mortgages with the result that the average life of mortgage securities that a Portfolio holds may be lengthened. This extension of average life causes the market price of the securities to decrease further than if their average lives were fixed. In part to compensate for these risks, mortgages will generally offer higher yields than comparable bonds. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates.

Commercial Paper: See Cash Equivalents.

Common Stock: Common stocks are equity securities representing an ownership interest in a corporation, entitling the shareholder to voting rights and receipt of dividends paid based on proportionate ownership.

Convertibles: Convertibles may be considered either equity securities or fixed income securities. They are commonly Corporates (as defined below) or preferred stocks which may be exchanged for a fixed number of shares of common stock at the purchaser’s option. Convertibles may be viewed as an investment in the convertible security or the security into which it may be exchanged. Therefore, the Fund’s Equity, Fixed Income and Balanced Portfolios may all purchase convertibles.

Corporates: Corporate bonds (“Corporates”) are fixed income securities issued by private corporations. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. A Portfolio will buy Corporates subject to any quality constraints. If a Portfolio holds a security that is downgraded, the Portfolio may retain the security if the Adviser deems retention of the security to be in the best interests of the Portfolio.

Depositary Receipts: Depositary receipts are Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”), and other similar types of depositary shares. Depositary receipts are securities that can be traded in U.S. or foreign securities markets but which represent ownership interests in a security or pool of securities by a foreign or U.S. corporation. Depositary receipts may be sponsored or unsponsored. The depositary of unsponsored depositary receipts may provide less information to receipt holders.

Holders of unsponsored GDRs and EDRs generally bear all the costs associated with establishing the unsponsored GDRs and EDRs. The depositary of unsponsored GDRs and EDRs is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored GDRs and EDRs voting rights with respect to the deposited securities or pool of securities. GDRs and EDRs are not necessarily denominated in the same currency as the underlying securities to which they may be connected. Generally, GDRs or EDRs in registered form are designed for use in the U.S. securities market and GDRs or EDRs in bearer form are designed for use in securities markets outside the United States. Portfolios may invest in sponsored and unsponsored GDRs and EDRs. For purposes of the Fund’s investment policies, a Portfolio’s investments in GDRs or EDRs will be deemed to be investments in the underlying securities.

Derivatives: Derivatives are financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivatives may include the following instruments, each of which is described in this SAI: CMOs, Forwards, Futures, Inverse Floaters, Options, SMBS, Structured Investments, Structured Notes, Swaps and TRAINs.

A Portfolio may enter into over-the-counter Derivatives transactions with counterparties approved by the Adviser in accordance with guidelines established by the Fund’s Board of Trustees (“Board”).

When a Portfolio engages in certain types of derivatives transactions, including certain forwards, futures, options and mortgage derivatives, it will have to segregate cash and/or liquid securities to cover its obligations. At certain levels, this can cause a Portfolio to lose flexibility in managing its investments properly, responding to shareholder redemption requests, or meeting other obligations. A Portfolio in that position could be forced to sell other securities that it wanted to retain or to realize unintended gains or losses.

Emerging Market Securities: Emerging market securities are Foreign Equity Securities or Foreign Fixed Income Securities issued by a company that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in emerging markets, or (iii) it is organized under the laws of, and has a principal office in, an emerging market country. The Adviser will base determinations as to eligibility on publicly available information and inquiries made to the companies.

Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer’s poor or deteriorating financial condition may increase the likelihood that the investing Portfolio will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud. With respect to any emerging market country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) that could affect adversely the economies of such countries or the value of a Portfolio’s investments in those countries. It may be difficult to obtain and enforce a judgment in a court outside the United States. Portfolios that invest in emerging markets may also be exposed to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

Equity Securities: Equity securities generally represent an ownership interest in an issuer, or may be convertible into or represent a right to acquire an ownership interest in an issuer. While there are many types of equity securities, prices of all equity securities will fluctuate. Economic, political and other events may affect the prices of broad equity markets. For example, changes in inflation or consumer demand may affect the prices of equity securities generally in the United States. Similar events also may affect the prices of particular equity securities. For example, news about the success or failure of a new product may affect the price of a particular issuer’s equity securities. Equity securities include the following types of instruments, each of which is described in this SAI: ADRs, Common Stock, Convertibles, Investment Companies, Preferred Stock, Rights and Warrants.

Fixed Income Securities: Fixed income securities generally represent an issuer’s obligation to repay to the investor (or lender) the amount borrowed plus interest over a specified time period. A typical fixed income security specifies a fixed date when the amount borrowed (principal) is due in full, known as the maturity date, and specifies dates when periodic interest (coupon) payments will be made over the life of the security.

Fixed income securities come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights). Prices of fixed income securities fluctuate and, in particular, are subject to several key risks including, but not limited to, interest-rate risk, credit risk, prepayment risk, and spread risk. Fixed income securities include the following types of instruments, each of which is described in this SAI: Agencies, Asset-Backed Securities, Cash Equivalents, Convertibles, Corporates, Floaters, High Yield Securities, Inverse Floaters, Loan Participations and Assignments, Mortgage Securities, Municipals, Preferred Stock, Repurchase Agreements, U.S. Governments, When, As and If Issued Securities, Delayed Delivery and Formal Commitments, Yankee and Eurodollar Obligations and Zero Coupons.

Interest-rate risk arises due to general changes in the level of market rates after the purchase of a fixed income security. Generally, the values of fixed income securities vary inversely with changes in interest rates. During periods of falling interest rates, the values of most outstanding fixed income securities generally rise and during periods of rising interest rates, the values of most fixed income securities generally decline. While fixed income securities with longer final maturities often have higher yields than those with shorter maturities, they usually possess greater price sensitivity to changes in interest rates and other factors. Traditionally, the remaining term to maturity has been used as a barometer of a fixed income security’s sensitivity to interest rate changes. This measure, however, considers only the time until the final principal payment and takes no account of the pattern or amount of principal or interest payments prior to maturity. Duration combines consideration of yield, coupon, interest and principal payments, final maturity, and call (prepayment) features. Duration measures the likely percentage change in a fixed income security’s price for a small parallel shift in the general level of interest rates; it is also an estimate of the weighted average life of the remaining cash flows of a fixed income security. In almost all cases, the duration of a fixed income security is shorter than its term to maturity.

Credit risk, also known as default risk, represents the possibility that an issuer may be unable to meet scheduled interest and principal payment obligations. It is most often associated with corporate bonds, although it can be present in other fixed income securities, as well (note that the market generally assumes that obligations of the U.S. Treasury are free from credit risk). Credit ratings and quantitative models attempt to measure the degree of credit risk in fixed income securities, and provide insight as to whether prevailing yield spreads afford sufficient compensation for such risk. Other things being equal, fixed income securities with high degrees of credit risk should trade in the market at lower prices (and higher yields) than fixed income securities with low degrees of credit risk.

Prepayment risk, also known as call risk, arises due to the issuer’s ability to prepay all or most of the fixed income security prior to the stated final maturity date. Prepayments generally rise in response to a decline in interest rates as debtors take advantage of the opportunity to refinance their obligations. This risk is often associated with mortgage securities where the underlying mortgage loans can be refinanced, although it can also be present in corporate or other types of bonds with call provisions. When a prepayment occurs, a Portfolio may be forced to reinvest in lower yielding fixed income securities. Quantitative models are designed to help assess the degree of prepayment risk, and provide insight as to whether prevailing yield spreads afford sufficient compensation for such risk.

Spread risk is the potential for the value of a Portfolio’s assets to fall due to the widening of spreads. Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference (or “spread”) between the yield of a security and the yield of a benchmark, such as a U.S. Treasury security with a comparable maturity, measures the additional interest paid for credit risk. As the spread on a security widens (or increases), the price (or value) of the security falls. Spread widening may occur, among other reasons, as a result of market concerns over the stability of the market, excess supply, general credit concerns in other markets, security- or market-specific credit concerns or general reductions in risk tolerance.

Economic, political, and, other events also may affect the prices of broad fixed income markets, although the risks associated with such events are transmitted to the market via changes in the prevailing levels of interest rates, credit risk, prepayment risk, or spread risk.

Floaters: Floaters are fixed income securities with a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floating or variable rate obligations may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floating or variable rate obligations represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under the various foreign investing sections.

Foreign Currency: Portfolios investing in Foreign Securities will regularly transact security purchases and sales in foreign currencies. These Portfolios may hold foreign currency or purchase or sell currencies on a forward basis. See Forwards, below.

Foreign currency warrants. Portfolios may invest in foreign currency warrants, which entitle the holder to receive from the issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time.

Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or the Euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges.

Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case where the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.

Foreign currency warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to complex political or economic factors.

Principal exchange rate linked securities. Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” principal exchange rate linked securities are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance indexed paper. Performance indexed paper is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Foreign Equity Securities: Foreign equity securities are equity securities of foreign issuers denominated in foreign currency and traded primarily in non-U.S. markets, including Depositary Receipts. See also Foreign Securities, below.

Foreign Fixed Income Securities: Foreign fixed income securities are fixed income securities denominated in foreign currency and traded primarily outside of the United States, which include: (1) obligations issued or guaranteed by foreign national governments, their agencies, instrumentalities, or political subdivisions; (2) debt securities issued, guaranteed or sponsored by supranational organizations established or supported by several national governments, including the World Bank, the European Community, the Asian Development Bank and others; (3) non-government foreign corporate debt securities; and (4) foreign mortgage securities and various other mortgages and asset-backed securities.

Foreign Securities: Foreign Securities include Brady Bonds, Depositary Receipts, Emerging Market Securities, Foreign Currency, Foreign Equity Securities, Foreign Fixed Income Securities, and Investment Funds.

Investing in foreign securities involves certain special risks not typically associated with investing in domestic securities. Since the securities of foreign issuers are frequently denominated in foreign currencies, and since the Portfolios may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Portfolios will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. Certain Portfolios may enter into forward foreign currency exchange contracts to hedge their respective holdings and commitments against changes in the level of future currency rates. See Forwards, below. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

As non-U.S. companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic issuers, there may be less publicly available information about certain foreign securities than about domestic securities. Securities of some foreign issuers are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed issuers than in the United States. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

Although the Portfolios will endeavor to achieve most favorable execution costs in their Portfolio transactions, fixed commissions on many foreign exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodian arrangements of the Portfolio’s foreign securities will be somewhat greater than the expenses for the custodian arrangements for handling U.S. securities of equal value.

Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries. However, these foreign withholding taxes are not expected to have a significant impact on those Portfolios for which the investment objective is to seek long-term capital appreciation and any income should be considered incidental.

Forwards: Forward Foreign Currency Exchange Contracts (“Forwards”) are Derivatives which may be used to protect against uncertainty in the level of future foreign exchange rates or to gain or modify exposure to a particular currency. In addition, a Portfolio may use cross-hedging or proxy hedging with respect to currencies in which the Portfolio has or expects to have portfolio or currency exposure. Forwards are an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Such contracts do not eliminate fluctuations caused by changes in the local currency prices of the securities, but rather, they establish an exchange rate at a future date.

Also, although such contracts can minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized.

A Portfolio may use Forwards in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities denominated in foreign currencies (transaction hedge) or to lock in the U.S. dollar value of portfolio positions (position hedge). In addition, a Portfolio may cross hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Portfolio has or expects to have portfolio exposure. Portfolios may also engage in proxy hedging, which is defined as entering into positions in one currency to hedge investments denominated in another currency, where the two currencies are economically linked. A Portfolio’s entry into Forwards, as well as any use of cross or proxy hedging techniques, will generally require the Portfolio to hold liquid securities or cash equal to the Portfolio’s obligations in a segregated account throughout the duration of the contract.

A Portfolio may also combine Forwards with investments in securities denominated in other currencies in order to achieve desired credit and currency exposures. Such combinations are generally referred to as “synthetic” securities. For example, in lieu of purchasing a foreign bond, a Portfolio may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract’s underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, a Portfolio may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the credit quality of the U.S. dollar-denominated security.

Risks. Forwards are not traded on contract markets regulated by the Securities and Exchange Commission (“SEC”) or the Commodity Futures Trading Commission (“CFTC”). They are traded through financial institutions acting as market-makers. Portfolios that trade Forwards could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with them.

Forwards may be traded on foreign exchanges. These transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio’s ability to act upon economic events occurring in foreign markets during non business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

Currency hedging strategies involve certain other risks as well. There is a risk in adopting a transaction hedge or position hedge to the extent that the value of a security denominated in foreign currency is not exactly matched with a Portfolio’s obligation under the Forward. On the date of maturity, a Portfolio may be exposed to some risk of loss from fluctuations in that currency. Although the Adviser will attempt to hold such mismatching to a minimum, there can be no assurance that the Adviser will be able to do so. For proxy hedges, cross hedges or a synthetic position, there is an additional risk in that these transactions create residual foreign currency exposure. When a Portfolio enters into Forwards for purposes of creating a position hedge, transaction hedge, cross hedge or a synthetic security, it will generally be required to hold liquid securities or cash in a segregated account with a daily value at least equal to its obligation under the Forward. See also “Leverage,” above, for a description of leverage risk.

Futures: Futures contracts and options on futures contracts (“Futures”) are Derivatives. Each Portfolio may invest in Futures. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts, which are standardized as to maturity date and underlying financial instrument, are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act (“CEA”) by the CFTC.

Although Futures by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold” or “selling” a contract previously “purchased”) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

Futures traders are required to make a good faith margin deposit in cash or acceptable securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying securities) if it is not terminated prior to the specified delivery date. Minimum initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on the basis of margin deposits that may range upward from less than 5% of the value of the contract being traded. A Portfolio’s margin deposits will be placed in a segregated account maintained by the Fund’s custodian or with a futures commission merchant as approved by the Board.

After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. A Portfolio expects to earn interest income on its margin deposits.

Traders in futures contracts may be broadly classified as either “hedgers” or “speculators.” Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the value of the underlying securities.

Although techniques other than the sale and purchase of futures contracts could be used to control a Portfolio’s exposure to market fluctuations, the use of Futures may be a more effective means of hedging this exposure. While the Portfolios will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

Limitations on Futures Contracts. The CFTC recently eliminated limitations on futures trading by certain regulated entities including registered investment companies and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment manager to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Fund, the Adviser has claimed such an exclusion from registration as a commodity pool operator under the CEA and, therefore, is not subject to the registration and regulatory requirements of the CEA, and therefore there are no limitations on the extent to which a Portfolio may engage in non-hedging transactions involving futures and options thereon except as set forth in a Portfolio’s prospectus or SAI. There is no overall limitation on the percentage of a Portfolio’s net assets which may be subject to a hedge position.

Risks. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to make delivery of the instruments underlying interest rate futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Portfolio’s ability to effectively hedge. A Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. A Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

A Portfolio’s use of futures involves the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the Portfolio securities being hedged. It is also possible that a

Portfolio could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk that a Portfolio could lose margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. See also “Leverage,” above, for a description of leverage risk.

Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit the Portfolio’s ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of the Fund’s transactions effected on foreign exchanges.

High Yield Securities: High yield securities are fixed income securities, generally Corporates, Preferred Stocks, and Convertibles, rated Ba through C by Moody’s or BB through D by Standard & Poor’s, and unrated fixed income securities considered to be of equivalent quality. Securities rated less than Baa by Moody’s or BBB by Standard & Poor’s are classified as non-investment grade securities and are commonly referred to as “junk bonds” or high yield, high risk securities. Such securities carry a high degree of risk and are considered speculative by the major credit rating agencies. See Appendix A for more information about fixed income security ratings. Investment grade securities that a Portfolio holds may be downgraded to below investment grade by the rating agencies. If a Portfolio holds a security that is downgraded, the Portfolio may choose to retain the security.

While fixed income securities rated below investment grade offer high yields, they also normally carry with them a greater degree of risk than securities with higher ratings. Lower-rated bonds are considered speculative by traditional investment standards. High yield securities may be issued as a consequence of corporate restructuring or similar events. Also, high yield securities are often issued by smaller, less credit worthy companies, or by highly leveraged (indebted) firms, which are generally less able than more established or less leveraged firms to make scheduled payments of interest and principal. High yield securities issued under these circumstances pose substantial risks. The price movement of high yield securities is influenced less by changes in interest rates and more by the financial and business position of the issuing corporation when compared to investment grade bonds. Compared with investment grade securities, the values of high yield securities tend to be more volatile and may react with greater sensitivity to changes in interest rates.

The high yield market is subject to credit risk. Default rates and recoveries fluctuate, driven by numerous factors including the general economy. In addition, the secondary market for high yield securities is generally less liquid than that for investment grade corporate securities. In periods of reduced market liquidity, high yield bond prices may become more volatile, and both the high yield market and a Portfolio may experience sudden and substantial price declines.

A lower level of liquidity might have an effect on a Portfolio’s ability to value or dispose of such securities. Also, there may be significant disparities in the prices quoted for high yield securities by various dealers. Under such conditions, a Portfolio may find it difficult to value its securities accurately. A Portfolio may also be forced to sell securities at a significant loss in order to meet shareholder redemptions. These factors add to the risks associated with investing in high yield securities.

High yield bonds may also present risks based on payment expectations. For example, high yield bonds may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return for investors.

Certain types of high yield bonds are non-income paying securities. For example, zero coupons pay interest only at maturity and payment-in-kind bonds pay interest in the form of additional securities. Payment in the form of additional securities, or interest income recognized through discount accretion, will, however, be treated as ordinary income which will be distributed to shareholders even though the Portfolio does not receive periodic cash flow from these investments.

Inverse Floaters: Inverse floating rate obligations (“Inverse Floaters”) are fixed income securities which have coupon rates that vary inversely to another specified floating rate, such as LIBOR (London Inter-Bank Offered Rate). If the specified reference rate rises, the coupon rate of the inverse floater falls, while a decrease in the reference rate causes an increase in the inverse floater’s coupon rate. Inverse Floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity. Inverse floater CMOs exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. Some inverse floater CMOs are extremely sensitive to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.

Investment Companies: Investment companies are equity securities and include open-end, closed-end and unregistered investment companies. The Investment Company Act of 1940, as amended (the “1940 Act”) generally prohibits a Portfolio from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Portfolio’s total assets in any one investment company and no more than 10% in any combination of investment companies. The 1940 Act also prohibits the Portfolios from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company.

To the extent a Portfolio invests a portion of its assets in investment companies, those assets will be subject to the expenses of the investment company as well as to the expenses of the Portfolio itself. A Portfolio may not purchase shares of any affiliated investment company except as permitted by SEC rule or order.

Investment Funds: Investment Funds can include Emerging Market Securities. Some emerging market countries have laws and regulations that currently preclude or limit direct foreign investment in the securities of their companies. However, indirect foreign investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging market countries through investment funds. Portfolios that may invest in these Investment Funds are subject to applicable law as discussed under Investment Restrictions and will invest in such Investment Funds only where appropriate given that the Portfolio’s shareholders will bear indirectly the layer of expenses of the underlying investment funds in addition to their proportionate share of the expenses of the Portfolio. Under certain circumstances, an investment in an Investment Fund will be subject to the additional limitations that apply to investments in investment companies.

Investment Grade Securities: Investment grade securities are fixed income securities that are (a) rated by one or more NRSROs in one of the four highest rating categories at the time of purchase (e.g., AAA, AA, A or BBB by Standard & Poor’s or Fitch or Aaa, Aa, A or Baa by Moody’s); (b) guaranteed by the U.S. Government or a private issuer; or (c) considered by the Adviser to be investment grade quality. Securities rated BBB or Baa represent the lowest of four levels of investment grade securities and are regarded as borderline between definitely sound obligations and those in which the speculative element begins to predominate. Securities rated A or higher are considered to be “high grade.” Any Portfolio is permitted to hold investment grade securities or “high grade” securities, and may hold unrated securities if the Adviser considers the risks involved in owning that security to be equivalent to the risks involved in holding an investment grade security or “high grade”

security, respectively. The Adviser may retain securities if their ratings fall below investment grade if it deems retention of the security to be in the best interests of the Portfolio.

Mortgage securities, including mortgage pass-throughs and CMOs, deemed investment grade by the Adviser, will either carry a guarantee from an agency or instrumentality of the U.S. Government or a private issuer of the timely payment of principal and interest (such guarantees do not extend to the market value of such securities or the net asset value per share of the Portfolio) or, in the case of unrated securities, be sufficiently seasoned that they are considered by the Adviser to be investment grade quality.

Leverage Risks: Certain transactions may give rise to a form of leverage. To mitigate leveraging risk, the Portfolios will earmark liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s portfolio securities.

Loan Participations and Assignments: Loan participations and assignments are fixed income securities. A Portfolio may invest in fixed rate and floating rate loans (“Loans”) arranged through private negotiations between an issuer of sovereign debt obligations (see below) and one or more financial institutions (“Lenders”). A Portfolio’s investments in Loans are expected in most instances to be in the form of participation in Loans (“Participations”) and assignments of all or a portion of Loans (“Assignments”) from third parties. In the case of a Participation, a Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. If a Lender selling a Participation becomes insolvent, a Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation. Even under such a structure, in the event of the Lender’s insolvency, the Lender’s servicing of the Participation may be delayed and the assignability of the Participation may be impaired. A Portfolio will acquire Participations only if the Lender interpositioned between the Portfolio and the borrower is determined by the Adviser to be creditworthy.

When a Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, the Portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Portfolio’s ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Portfolio to assign a value to those securities for purposes of valuing the Portfolio’s holdings and calculating its net asset value.

Participations and Assignments involve a risk of loss in case of default or insolvency of the borrower. In addition, they may offer less legal protection to a Portfolio in the event of fraud or misrepresentation and may involve a risk of insolvency of the Lender. Certain Participations and Assignments may also include standby financing commitments that obligate the investing Portfolio to supply additional cash to the borrower on demand. Participations involving emerging market country issuers may relate to Loans as to which there has been or currently exists an event of default or other failure to make payment when due, and may represent amounts owed to Lenders that are themselves subject to political and economic risks, including the risk of currency devaluation, expropriation, or failure. Those Participations and Assignments present additional risk of default or loss.

Sovereign Debt. Debt obligations known as “sovereign debt” are obligations of governmental issuers in emerging market countries and industrialized countries.

Certain emerging market countries are among the largest debtors to commercial banks and foreign governments. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when due in accordance with the terms of such obligations.

A governmental entity’s willingness or ability to repay principal and pay interest due in a timely manner may be affected by, among other factors, its cash flow situations, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government’s dependence on expected disbursements from third parties, the government’s policy toward the International Monetary Fund and the political constraints to which a government may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a debtor’s implementation of economic reforms or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the government debtor, which may further impair such debtor’s ability or willingness to timely service its debts. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements. The issuers of the government debt securities in which a Portfolio may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. There can be no assurance that the Brady Bonds and other foreign governmental debt securities in which the Portfolio may invest will not be subject to similar restructuring arrangements or to requests for new credit, which may adversely affect the Portfolio’s holdings. See also, Brady Bonds. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Mortgage Securities: Mortgage-backed securities (“Mortgage Securities”) are fixed income securities representing an ownership interest in a pool of residential and commercial mortgage loans. Generally, these securities are designed to provide monthly payments of interest and principal to the investor. The mortgagee’s monthly payments to his/her lending institution are passed through to investors such as the Portfolio. Most issuers or poolers provide guarantees of payments, regardless of whether the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer. The pools are assembled by various governmental, government-related and private organizations. Portfolios may invest in securities issued or guaranteed by Ginnie Mae, Freddie Mac, Fannie Mae, private issuers and other government agencies. There can be no assurance that the private insurers can meet their obligations under the policies. Mortgage securities issued by non-agency issuers, whether or not such securities are subject to guarantees, may entail greater risk. If a Portfolio purchases a mortgage security that does not have an issuer-provided guarantee, the security will be rated investment grade at the time of purchase by one or more NRSROs, or, if unrated, deemed by the Adviser to be of equivalent quality.

A mortgage-backed bond is a collateralized debt security issued by a thrift or financial institution. The bondholder has a first priority perfected security interest in collateral, usually consisting of agency mortgage pass-

through securities, although other assets, including U.S. Treasuries (including zero coupon U.S. Treasuries), agencies, cash equivalent securities, whole loans and corporate bonds, may qualify. The amount of collateral must be continuously maintained at levels from 115% to 150% of the principal amount of the bonds issued, depending on the specific issue structure and collateral type. See “Leverage,” above, for a description of leverage risk.

Average Life. The average life of pass-through pools varies with the maturities, coupon rates, and type of the underlying mortgage instruments. In addition, a pool’s term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.

Returns of Mortgage Securities. Yields on mortgage pass-through securities are typically quoted based on a prepayment assumption derived from the coupon and maturity of the underlying instruments. Actual prepayment experience may cause the realized return to differ from the assumed yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the realized returns of the Portfolios. The compounding effect from reinvestment of monthly payments received by each Portfolio will increase its return to shareholders, compared to bonds that pay interest semi-annually.

About Mortgage Securities. Interests in pools of mortgage securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments resulting from the sale of the underlying property, refinancing or foreclosure net of fees or costs which may be incurred. Some mortgage securities are described as “modified pass-through.” These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make payment.

Residential Mortgage-Backed Securities. Pools consist of whole mortgage loans or participation in loans. The majority of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate fixed-term mortgages, the Portfolios may purchase pools of adjustable rate mortgages (“ARM”), growing equity mortgages (“GEM”), graduated payment mortgages (“GPM”) and other types where the principal and interest payment procedures vary. ARM’s are mortgages which reset the mortgage’s interest rate with changes in open market interest rates. The Portfolios’ interest income will vary with changes in the applicable interest rate on pools of ARM’s. GPM and GEM pools maintain constant interest rates, with varying levels of principal repayment over the life of the mortgage. These different interest and principal payment procedures should not impact the Portfolios’ net asset values since the prices at which these securities are valued each day will reflect the payment procedures.

All poolers apply standards for qualifications to local lending institutions which originate mortgages for the pools. Poolers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

Residential mortgage loans are pooled by Freddie Mac. Freddie Mac is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Freddie Mac issues Participation Certificates (“PC’s”) which represent interests in mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal.

Fannie Mae is a Government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, banks, commercial banks, credit unions, mortgage bankers, state and local housing finance agencies and other financial institutions. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae.

The principal government guarantor of mortgage-backed securities is Ginnie Mae. Ginnie Mae is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by approved institutions and backed by pools of FHA-insured or VA-guaranteed mortgages.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Pools created by such non-governmental issuers generally offer a higher rate of interest than Government and Government-related pools because there are no direct or indirect Government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers can meet their obligations under the policies. The Portfolios will purchase mortgage securities that are rated investment grade quality by Moody’s and/or Standard & Poor’s or, if unrated, deemed by the Adviser to be of investment grade quality.

It is expected that governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payment may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-backed securities are developed and offered to investors, the Portfolios will, consistent with their investment objective and policies, consider making investments in such types of securities.

There are two methods of trading mortgage securities. A specified pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical mortgage security transaction, called a “TBA” (to be announced) transaction, in which the type of mortgage securities to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. The pool numbers of the pools to be delivered at settlement will be announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. Generally, agency pass-through mortgage securities are traded on a TBA basis. See “Leverage,” above, for a description of leverage risk.

Risks. Due to the possibility that prepayments on home mortgages will alter cash flow on Mortgage Securities, it is not possible to determine in advance the actual final maturity date or average life. Like bonds in general, Mortgage Securities will generally decline in price when interest rates rise. Rising interest rates also tend to discourage refinancings of home mortgages, with the result that the average life of mortgage securities held by a Portfolio may be lengthened. This extension of average life causes the market price of the securities to decrease further than if their average lives were fixed. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, the Adviser seeks to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. Prepayments at a time when interest rates are falling generally means that a Portfolio may have to invest the principal payments it receives at lower interest rates. In selecting Mortgage Securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

Commercial Mortgage-Backed Securities (“CMBS”). CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS have certain distinct characteristics. Commercial mortgage loans are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or “balloon” is due and is repaid through the attainment of an additional loan or sale of the property. Unlike most single family residential mortgages, commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans, and, in come cases there may be prohibitions on principal prepayments for several years following origination.

Municipals: Municipal securities are fixed income securities issued by local, state and regional governments that provide interest income which is exempt from federal income taxes. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain industrial development bonds are also considered municipal bonds if their interest is exempt from federal income tax. Industrial development bonds are issued by, or on behalf of, public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewage works. Industrial development bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

The two principal classifications of municipal bonds are “general obligation” and “revenue” or “special tax” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues.

Industrial revenue bonds in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Short-term municipal obligations issued by states, cities, municipalities or municipal agencies, include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and short-term discount notes.

Municipal notes are issued to meet the short-term funding requirements of local, regional and state governments. Municipal notes include bond anticipation notes, revenue anticipation notes and tax and revenue anticipation notes. These are short-term debt obligations issued by state and local governments to aid cash flows while waiting for taxes or revenue to be collected, at which time the debt is retired. Other types of municipal notes in which the Portfolio may invest are construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

Municipal bonds generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works. Municipal bonds may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

Note obligations with demand or put options may have a stated maturity in excess of one year, but permit any holder to demand payment of principal plus accrued interest upon a specified number of days’ notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer of such notes normally has a corresponding right, after a given period, to repay at its discretion the outstanding principal of the note plus accrued interest upon a specific number of days’ notice to the bondholders. The interest rate on a demand note may be based upon a known lending rate, such as the prime lending rate, and be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals. Each note purchased by the Portfolios will meet the quality criteria set out in the prospectus for the Portfolios.

The yields of municipal bonds depend on, among other things, general money market conditions, conditions in the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody’s and Standard & Poor’s represent their opinions of the quality of the municipal bonds rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields, while municipal bonds of the same maturity and coupon, but with different ratings, may have the same yield. It will be the responsibility of the Adviser to appraise independently the fundamental quality of the bonds held by the Portfolios.

Municipal bonds are sometimes purchased on a “when-issued” or “delayed-delivery” basis, which means the Portfolio has committed to purchase certain specified securities at an agreed upon price when they are issued. The period between commitment date and issuance date can be a month or more. It is possible that the securities will never be issued and the commitment canceled.

From time to time proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of the Portfolios to achieve their investment objectives. In that event, the Fund’s Trustees and officers would reevaluate investment objectives and policies and consider recommending to shareholders changes in such objectives and policies.

Similarly, from time to time proposals have been introduced before state and local legislatures to restrict or eliminate the state and local income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of a Portfolio to achieve its investment objective. In that event, the Fund’s Trustees and officers would reevaluate investment objectives and policies and consider recommending to shareholders changes in such objectives and policies.

The Portfolios eligible to purchase municipal bonds may also purchase bonds the income on which is subject to the alternative minimum tax (“AMT bonds”). AMT bonds are tax-exempt private activity bonds issued after August 7, 1986, the proceeds of which are directed, at least in part, to private, for-profit organizations. While the income from AMT bonds is exempt from regular federal income tax, it is a tax preference item in the calculation of the alternative minimum tax. The alternative minimum tax is a special separate tax that applies to some taxpayers who have certain adjustments to income or tax preference items.

Lease Obligations. Included within the revenue bonds category, as noted above, are participations in lease obligations or installment purchase contracts (hereinafter collectively called “lease obligations”) of municipalities. State and local governments, agencies or authorities issue lease obligations to acquire equipment and facilities. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases, and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer), have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing “non-appropriation” clauses are dependent on future legislative actions. If such legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

In addition, lease obligations represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional municipal obligations, and, as a result, certain of such lease obligations may be considered illiquid securities. To determine whether or not a Portfolio will consider such securities to be illiquid (and subject to each Portfolio’s limitation on investing in illiquid securities), the Board has established guidelines to be utilized by the Portfolios in determining the liquidity of a lease obligation. The factors to be considered in making the determination include: 1) the frequency of trades and quoted prices for the obligation; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; and 4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

Non-Publicly Traded Securities, Private Placements and Restricted Securities: The Portfolios may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed and restricted securities. Such unlisted securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolio or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being sold, a Portfolio may be required to bear the expenses of registration.

As a general matter, a Portfolio may not invest more than 15% of its net assets in illiquid securities, such as securities for which there is not a readily available secondary market or securities that are restricted from sale to the public without registration. However, certain Restricted Securities can be offered and sold to qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”) (“Rule 144A Securities”) and may be deemed to be liquid under guidelines adopted by the Fund’s Board of Trustees. The Portfolios may invest without limit in liquid Rule 144A Securities. Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.

Options: Options are Derivatives. An option is a legal contract that gives the holder the right to buy or sell a specified amount of the underlying security or futures contract at a fixed or determinable price upon the exercise of the option. A call option conveys the right to buy, and a put option conveys the right to sell, a specified quantity of the underlying security.

Portfolios may purchase over-the-counter options (“OTC Options”) from, or sell them to, securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC Option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Portfolios expect generally to enter into OTC Options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC Option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC Option it has entered into with a Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, the Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor of credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC Option will be satisfied. The staff of the SEC currently takes the position that OTC Options purchased by the Portfolios or sold by them (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to each Portfolio’s limitation on investing in illiquid securities.

Risks of Options. Investments in options involve some of the same risks that are involved in connection with investments in futures contracts (e.g., the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying security or contract will not be fully reflected in the value of the option purchased. Those price changes also can result in a Portfolio holding an option that will expire worthless. For example, if a Portfolio purchases a call option and the price of the underlying security falls to rise above the option’s strike price, the Portfolio would not exercise the option. As a result, the option will expire worthless and the Portfolio will lose the price it paid for the option. By contrast, if a Portfolio writes a call option on a security and the price of the underlying security rises above the strike price, the purchaser of the option may exercise the option, so that the Portfolio will not benefit from the increase in value of the underlying security.

Depending on the pricing of the option compared to either the futures contract or securities, an option may or may not be less risky than ownership of the futures contract or actual securities. The market prices of options generally can be more volatile than the market prices on the underlying futures contract or securities. Another risk is that the Counterparty to an over-the-counter option will be unable to fulfill its obligation to the Portfolio due to bankruptcy or other circumstances.

Options on Currencies. All Portfolios, except the Core Fixed Income, Limited Duration and Advisory Mortgage Portfolios, may purchase and write options on foreign currencies in a manner similar to that in which they would use futures contracts on foreign currencies, or forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. To protect against such diminution in the value of portfolio securities, a Portfolio may purchase put options on the foreign currency. If the value of the currency falls, a Portfolio will have the right to sell the currency for a fixed amount in dollars and thereby offset, in whole or in part, the adverse effect that the foreign currency’s fall would have had on the Portfolio’s holdings.

Conversely, a Portfolio may buy call options on a foreign currency when the Adviser wants to purchase securities denominated in that currency and believes that the dollar value of that foreign currency will increase, thereby increasing the cost of acquiring those securities. Purchasing such options may offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Portfolio derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolios lose money on transactions in foreign currency options, which could reduce the gain the Portfolio might have achieved from advantageous changes in the exchange rates.

A Portfolio may write options on foreign currencies for the same purposes. For example, where a Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the anticipated decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

A Portfolio may only write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is “covered” if the Portfolio owns the underlying foreign currency covered by the call, an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the custodian) or upon conversion or exchange of other foreign currency held in its portfolio. A written call option is also covered if a Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash or liquid securities in a segregated account with the custodian, or (c) maintains in a segregated account cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars, marked-to-market daily.

A Portfolio may also write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline in the U.S. dollar value of a security which a Portfolio owns or has the right to acquire due to an adverse change in the exchange rate and which is denominated in the currency underlying the option. In such circumstances, the Portfolio will either “cover” the transaction as described above or collateralize the option by maintaining in a segregated account with the custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

Combined Transactions. A Portfolio may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple foreign currency transactions (including forward foreign currency exchange contracts) and any combination of futures, options and foreign currency transactions, instead of a single transaction, as part of a single hedging strategy when, in the opinion of the Adviser, it is in the best interest of the Portfolio to do so. A combined transaction, while part of a single strategy, may contain elements of risk that are present in each of its component transactions and will be structured in accordance with applicable SEC regulations and SEC staff guidelines.

Risks of options on futures contracts and on foreign currencies. Options on foreign currencies are traded over-the-counter through financial institutions acting as market-makers, although they are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, a Portfolio that writes options could lose amounts substantially in excess of its initial investment, due to the margin and collateral requirements.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, are subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effect of other political and economic events. In addition, exchange-traded options of foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

In addition, options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio’s ability to act upon economic events occurring in foreign markets during non business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

Preferred Stock: Preferred stocks are non-voting ownership shares in a corporation which pay a fixed or variable stream of dividends. Preferred stocks have a preference over common stocks in the event of the liquidation of an issuer. Preferred stocks have many of the characteristics of both equity securities and fixed income securities. Therefore, the Fund’s Equity, Fixed Income and Balanced Portfolios may all purchase preferred stocks.

Real Estate Investment Trusts: Certain Portfolios may invest in Real Estate Investment Trusts (“REITs”). REITs pool investors’ funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs or Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs.

A shareholder in a Portfolio, by investing in REITs indirectly through the Portfolio, will bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly, the management expenses of the underlying REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or its failure to maintain exemption from registration under the 1940 Act.

Repurchase Agreements: Repurchase agreements are fixed income securities in the form of an agreement backed by collateral. Each of the Fund’s Portfolios may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit and certain bankers’ acceptances. Repurchase agreements are transactions by which a Portfolio purchases a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date (usually within seven days of purchase). The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. In these transactions, the securities purchased by a Portfolio have a total value in excess of the value of the repurchase agreement and are held by the Portfolio’s custodian bank until repurchased. Such agreements permit a Portfolio to keep all its assets at work while retaining “overnight” flexibility in pursuit of investments of a longer-term nature. The Adviser and the Fund’s Administrator will continually monitor the value of the underlying securities to ensure that their value always equals or exceeds the repurchase price.

Pursuant to an SEC order, the Portfolios may pool their daily uninvested cash balances in order to invest in repurchase agreements on a joint basis. By entering into repurchase agreements on a joint basis, it is expected that the Portfolios will incur lower transaction costs and potentially obtain higher rates of interest on such repurchase agreements. Each Portfolio’s participation in the income from jointly purchased repurchase agreements will be based on that Portfolio’s percentage share in the total repurchase agreement.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreements defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Portfolio may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of a Portfolio and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that a Portfolio may not be able to substantiate its interest in the underlying securities. While the Adviser acknowledges these risks, it is expected that such risks can be controlled through stringent security and counterparty selection criteria and careful monitoring procedures. See “Leverage,” above, for a description of leverage risk.

Reverse Repurchase Agreements: Under a Reverse Repurchase Agreement, a Portfolio sells a security and promises to repurchase that security at an agreed upon future date and price. The price paid to repurchase the security reflects interest accrued during the term of the agreement. The Portfolio will establish a separate custodial account holding cash and other liquid assets in an amount not less than the purchase obligations of the agreement. Reverse Repurchase Agreements may be viewed as a speculative form of borrowing called leveraging. A Portfolio may invest in reverse repurchase agreements if (i) interest earned from leveraging exceeds the interest expense of the original reverse repurchase transaction and (ii) proceeds from the transaction are not invested for longer than the term of the Reverse Repurchase Agreement.

Rights: Rights are equity securities representing a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance, before the stock is offered to the general public. A stockholder who purchases rights may be able to retain the same ownership percentage after the new stock offering. A right usually enables the stockholder to purchase common stock at a price below the initial offering price. A Portfolio that purchases a right takes the risk that the right might expire worthless because the market value of the common stock falls below the price fixed by the right.

Securities Lending: Each Portfolio may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. Each Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower “marks to the market” on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments), any distribution on the loaned securities and any increase in their market value. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Board.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company’s trustees. In addition, voting rights may pass with the loaned securities, but if a material event were to occur affecting an investment on loan, the loan must be called and the securities voted.

Short Selling: A short sale is a transaction in which a Portfolio sells securities that it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. To deliver the securities to the buyer, the Portfolio arranges through a broker to borrow the securities and, in so doing, the Portfolio becomes obligated to replace the securities borrowed at their market price at the time of replacement. When selling short, the Portfolio intends to replace the securities at a lower price and therefore, profit from the difference between the cost to replace the securities and the proceeds received from the sale of the securities. When the Portfolio makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Portfolio replaces the borrowed securities. The Portfolio may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

A Portfolio secures its obligation to replace the borrowed securities by depositing collateral with the broker, consisting of cash or other liquid securities. The Portfolio also must place in a segregated account with its custodian cash or other liquid securities equal in value to the difference, if any, between (i) the current market value of the securities sold short, and (ii) any cash or other liquid securities deposited as collateral with the broker in connection with the short sale. This amount will be adjusted daily to reflect changes in the value of the securities sold short. A Portfolio also can cover its obligations by owning another security (such as a call option) giving it the right to obtain the same kind and amount of the security it sold short.

Risks. Short sales by a Portfolio involve certain risks and special considerations. If the Adviser incorrectly predicts that the price of a borrowed security will decline, the Portfolio will have to replace the securities by purchasing them at a higher price than it received from the sale. Therefore, losses from short sales may be unlimited. By contrast, when a Portfolio purchases a security and holds it, the Portfolio cannot lose more than the amount it paid for the security.

SMBS: Stripped mortgage-backed securities (“SMBS”) are Derivatives in the form of multiclass mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of repayment decreases. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio’s yield to maturity from these securities and may result in losses. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

SMBS are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Certain of these securities may be deemed “illiquid” and subject to each Portfolio’s limitation on investing in illiquid securities.

Structured Investments: Structured investments are Derivatives in the form of a unit or units representing an undivided interest(s) in assets held in a trust that is not an investment company as defined in the 1940 Act. A trust unit pays a return based on the total return of securities and other investments held by the trust and the trust may enter into one or more swaps to achieve its objective. For example, a trust may purchase a basket of securities and agree to exchange the return generated by those securities for the return generated by another basket or index of securities. A Portfolio will purchase structured investments in trusts that engage in such swaps only where the counterparties are approved by the Adviser in accordance with credit-risk guidelines established by the Board.

Structured Notes: Structured notes are Derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices such as the S&P 500 Index. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The use of structured notes allows a Portfolio to tailor its investments to the specific risks and returns the Adviser wishes to accept while avoiding or reducing certain other risks.

Swaps: All Portfolios, except the Mid Cap Growth Portfolio, may enter into swap contracts (“Swaps”). A swap is a Derivative in the form of an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term “specified index” includes currencies, fixed interest rates, prices, total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Portfolio may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which the Portfolios may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon national amount.

The swaps in which a Portfolio may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that a Portfolio is contractually obligated to make. If the other party to a swap defaults, a Portfolio’s risk of loss consists of the net amount of payments that a Portfolio is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the Counterparty, the Portfolios may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors, and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments. A Portfolio’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap Counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities to avoid any potential leveraging of the Portfolio. All of the Portfolios, except the Mid Cap Growth Portfolio, may enter into OTC Derivatives transactions (swaps, caps, floors, puts, etc., but excluding foreign exchange contracts) with Counterparties that are approved by the Adviser in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each Counterparty and various credit enhancement techniques (for example, collateralization of amounts due from Counterparties) to limit exposure to Counterparties with ratings below AA.

Risks. Interest rate and total rate of return swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return swaps is limited to the net amount of interest payments that a Portfolio is contractually obligated to make. If the other party to an interest rate or total rate of return swap defaults, a Portfolio’s risk of loss consists of the net amount of interest payments that a Portfolio is contractually entitled to receive. In contrast, currency swaps may involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap may be subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.

The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolios would be less favorable than it would have been if this investment technique were not used.

Credit Default Swaps. Certain Portfolios may enter into credit default swap contracts for hedging purposes or to add leverage to the Portfolio. As the seller in a credit default swap contract, a Portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Portfolio would keep the stream of payments and would have no payment obligations. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

A Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk that the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default.

A Portfolio will earmark or segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis.

TRAINs: TRAINs are investment vehicles structured as trusts. Each trust represents an undivided investment interest in the pool of securities (generally high yield securities) underlying the trust without the brokerage and other expenses associated with holding small positions in individual securities. TRAINs are not registered under the 1933 Act, or the 1940 Act, and therefore must be held by qualified purchasers and resold to qualified institutional buyers pursuant to Rule 144A under the 1933 Act. Investments in certain TRAINs may have the effect of increasing the level of Portfolio illiquidity to the extent that the Portfolio, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities. A shareholder in a Portfolio would indirectly bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly, the administrative and other expenses, if any, of the underlying TRAINs. The Investment Grade Fixed Income and Core Fixed Income Portfolios invest in pools of investment grade TRAINs. A Portfolio may also invest in other similarly structured vehicles.

U.S. Government Securities: The term “U.S. Government securities” (“U.S. Governments”) refers to a variety of fixed income securities issued or guaranteed by the U.S. Government and various instrumentalities and agencies. The U.S. Governments that certain Portfolios may purchase include U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government. In addition, certain Portfolios may purchase securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are Ginnie Mae and the Federal Housing Administration. Certain of the Portfolios may also purchase securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury. Among these agencies and instrumentalities are Fannie Mae, Freddie Mac and the Federal Home Loan Banks. Further,

certain Portfolios may purchase securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Farm Credit System.

Warrants: Warrants are equity securities in the form of options issued by a corporation which give the holder the right to purchase stock, usually at a price that is higher than the market price at the time the warrant is issued. A purchaser takes the risk that the warrant may expire worthless because the market price of the common stock fails to rise above the price set by the warrant.

When-Issued and Delayed Delivery Securities and Forward Commitments. A Portfolio may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. A Portfolio may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

At the time a Portfolio makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of a Portfolio’s assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. A Portfolio will also establish a segregated account on the Portfolio’s books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis. See “Leverage” above for a description of leverage risk.

When, As and If Issued Securities: A Portfolio may purchase securities on a “when, as and if issued” basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of a Portfolio until the Adviser determines that issuance of the security is probable. At that time, the Portfolio will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Portfolio will also establish a segregated account on its books in which it will maintain cash, cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

An increase in the percentage of the Portfolio’s assets committed to securities so purchased may increase the volatility of its net asset value. The Portfolio may also sell securities on a “when, as and if issued” basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Portfolio at the time of sale.

Yankee and Eurobond Obligations: Each Portfolio may invest in Eurobond and Yankee obligations, which are fixed income securities. The Eurobonds that the Portfolios will purchase may include bonds issued and denominated in euros (the new currency unit implemented on January 1, 1999 by the countries participating in the EMU). Eurobonds may be issued by government and corporate issuers in Europe. Yankee bank obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Eurobond and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. However, Eurobond (and to a limited extent, Yankee) obligations also are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital from flowing across its borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issuers.

Zero Coupons: Each Portfolio may invest in zero coupon bonds (“Zero Coupons”), which are fixed income securities that do not make regular interest payments. Instead, Zero Coupons are sold at substantial discounts from their face value. The difference between a Zero Coupon’s issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. For tax purposes, a portion of this imputed interest is deemed as income received by zero coupon bondholders each year. Each Portfolio intends to pass along such interest as a component of the Portfolio’s distributions of net investment income.

Zero Coupons may offer investors the opportunity to earn higher yields than those available on ordinary interest-paying obligations of similar credit quality and maturity. However, Zero Coupon prices may also exhibit greater price volatility than ordinary fixed income securities because of the manner in which their principal and interest are returned to the investor. Zero Coupon Treasury Bonds are sold under a variety of different names, such as: Certificate of Accrual on Treasury Securities (“CATS”), Treasury Receipts (“TRS”), Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) and Treasury Investment Growth Receipts (“TIGERS”).

INVESTMENT LIMITATIONS

Fundamental Limitations. Each Portfolio is subject to the following restrictions which are fundamental policies and may not be changed without the approval of the lesser of: (1) at least 67% of the voting securities of the Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio.

As a matter of fundamental policy, each Portfolio will not change its objective and will not:

(1) invest in physical commodities or contracts on physical commodities;

(2) purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate;

(3) make loans except: (i) by purchasing debt securities in accordance with its investment objectives and policies, or entering into repurchase agreements, subject to the limitations described in non-fundamental limitation (7), below, (ii) by lending its portfolio securities, and (iii) by lending portfolio assets to other Portfolios of the Fund, so long as such loans are not inconsistent with the 1940 Act, or the rules and regulations, or interpretations or orders of the SEC thereunder;

(4) with respect to 75% of its assets, purchase a security if, as a result, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any issuer (this restriction is not applicable to the International Fixed Income, Advisory Foreign Fixed Income, Advisory Foreign Fixed Income II, Mortgage Advisory, or Investment Grade Credit Advisory Portfolios);

(5) with respect to 75% of its assets, purchase securities of any issuer if, as a result, more than 5% of the Portfolio’s total assets, taken at market value at the time of such investment, would be invested in the securities of such issuer except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (this restriction does not apply to the International Fixed Income, Advisory Foreign Fixed Income or Advisory Foreign Fixed Income II Portfolios);

(6) borrow money, except (i) as a temporary measure for extraordinary or emergency purposes, and (ii) in connection with reverse repurchase agreements, provided that (i) and (ii) in combination do not exceed 33 1/3% of the Portfolio’s total assets (including the amount borrowed) less liabilities (exclusive of borrowings);

(7) underwrite the securities of other issuers (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the disposition of restricted securities);

(8) acquire any securities of companies within one industry, if, as a result of such acquisition, more than 25% of the value of the Portfolio’s total assets would be invested in securities of companies within such industry; provided, however that (i) there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (ii) the Mortgage Advisory and Investment Grade Credit Advisory Portfolios may invest without limitation in certificates of deposit or bankers’ acceptances of domestic banks; (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iv) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (v) asset-backed securities will be classified according to the underlying assets securing such securities; and (vi) the Advisory Mortgage and Mortgage Advisory Portfolios will concentrate in mortgage-backed securities; and

(9) with respect to the Mortgage Advisory and Investment Grade Credit Advisory Portfolios, issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate segregation of assets to cover such obligations.

Non-Fundamental Limitations. Each Portfolio is also subject to the following restrictions which may be changed by the Board without shareholder approval.

As a matter of non-fundamental policy, no Portfolio will:

(1) in the case of any Equity or Balanced Portfolio (except for the Equities Plus Portfolio):

(a)	enter into futures contracts to the extent that each Portfolio’s outstanding obligations to purchase securities under these contracts in combination with its outstanding obligations with respect to options transactions would exceed 50% of each Portfolio’s total assets, and will maintain assets sufficient to meet its obligations under such contracts in a segregated account with the custodian bank or will otherwise comply with the SEC’s position on asset coverage; or

(b)	write put or call options except to the extent described above in (a);

(2) in the case of any Fixed Income Portfolio: enter into futures contracts or options on futures contracts for purposes other than bona fide hedging if more than 5% of the Portfolio’s total assets at the time of the transaction would be required as margin and option premiums to secure the Portfolio’s obligations under such contracts;

(3) purchase on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, provided that each Portfolio may make margin deposits in connection with transactions in options, futures, and options on futures;

(4) sell short unless the Portfolio (i) by virtue of its ownership of other securities, has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, or (ii) maintains in a segregated account on the books of the Fund’s custodian an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short or such other amount as the SEC or its staff may permit by rule, regulation, order or interpretation (transactions in futures contracts and options, however, are not deemed to constitute selling securities short);

(5) borrow money other than from banks or other Portfolios of the Fund, provided that a Portfolio may borrow from banks or other Portfolios of the Fund so long as such borrowing is not inconsistent with the 1940 Act or the rules, regulations, interpretations or orders of the SEC and its staff thereunder; or purchase additional securities when borrowings exceed 5% of total (gross) assets;

(6) pledge, mortgage or hypothecate assets in an amount greater than 50% of its total assets, provided that each Portfolio may earmark or segregate assets without limit in order to comply with the requirements of Section 18(f) of the 1940 Act and applicable rules, regulations or interpretations of the SEC and its staff;

(7) invest more than an aggregate of 15% of the net assets of the Portfolio determined at the time of investment, in illiquid securities provided that this limitation shall not apply to any investment in securities that are not registered under the 1933 Act but that can be sold to qualified institutional investors in accordance with Rule 144A under the 1933 Act and are determined to be liquid securities under guidelines or procedures adopted by the Board;

(8) invest for the purpose of exercising control over management of any company; and

(9) invest its assets in securities of any investment company, except as permitted by the 1940 Act or the rules, regulations, interpretations or orders of the SEC and its staff thereunder; provided that no Portfolio will invest in other investment companies in reliance on Sections 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the 1940 act.

Unless otherwise indicated, if a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of the Portfolio’s assets will not be considered a violation of the restriction, and the sale of securities will not be required. The foregoing does not apply to borrowings or investments in illiquid securities.

Pursuant to an order from the SEC, the Portfolios may enter into interfund lending arrangements. Interfund loans and borrowings permit each Portfolio to lend money directly to and borrow from other Portfolios of the Fund for temporary purposes. Such loans and borrowings normally extend overnight but may have a maximum duration of seven days. A Portfolio will borrow through the interfund lending facility only when the costs are lower than the costs of bank loans, and will lend through the facility only when the returns are higher than those available from an investment in repurchase agreements. In addition, a Portfolio will borrow and lend money through interfund lending arrangements only if, and to the extent that, such practice is consistent with the Portfolio’s investment objective and other investments. Any delay in repayment to a lending Portfolio could result in a lost investment opportunity or additional borrowing costs.

For the fiscal years ended September 30, 2004 and September 30, 2005, the Core Fixed Income Portfolio’s turnover rates were 371% and 236%, respectively. For the fiscal years ended September 30, 2004 and September 30, 2005, the Core Plus Fixed Income Portfolio’s turnover rates were 334% and 180%, respectively. For the fiscal years ended September 30, 2004 and September 30, 2005, the Balanced Portfolio’s turnover rates were 208% and 111%, respectively. For the fiscal years ended September 30, 2004 and September 30, 2005, the Advisory Mortgage Portfolio’s turnover rates were 512% and 240%, respectively. With respect to the Core Fixed Income Portfolio, Core Plus Fixed Income Portfolio and Advisory Mortgage Portfolio, due to the relative unattractiveness of many mortgage securities, the Portfolios made less frequent use of these instruments over the most recent time period. This included less reliance on mortgage securities purchased on a forward (i.e., to-be-announced, or TBA) basis and subsequently “rolled” each month. As a result, portfolio turnover declined in the most recent period relative to the prior period. The variations in turnover rates for the Balanced Portfolio reflect portfolio management transition during the fiscal year ended September 30, 2004. The turnover rate during the fiscal year ended September 30, 2005 reflects the anticipated turnover rate range for this Portfolio.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund’s Board of Trustees, the Adviser and the Sub-Adviser have adopted policies and procedures regarding disclosure of portfolio holdings (the “Policy”). Pursuant to the Policy, the Adviser and the Sub-Adviser

may disclose information concerning Fund portfolio holdings only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the Fund’s, the Adviser’s and the Sub-Adviser’s fiduciary duties to Fund shareholders. Neither the Adviser nor the Sub-Adviser may receive compensation or any other consideration in connection with the disclosure of information about the portfolio securities of the Fund. Consideration includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser, the Sub-Adviser or by any affiliated person of the Adviser or the Sub-Adviser. Non-public information concerning portfolio holdings may be divulged to third parties only when the Fund has a legitimate business purpose for doing so and the recipients of the information are subject to a duty of confidentiality. Under no circumstances shall current or prospective Fund shareholders receive non-public portfolio holdings information, except as described below.

The Fund makes available on its public website the following portfolio holdings information:

•	complete portfolio holdings information monthly on a calendar quarter basis with a minimum 15 calendar day lag; and

•	top 10 (or top 15) holdings monthly with a minimum 15 calendar day lag (other than with respect to the Advisory Foreign Fixed Income Portfolio, Advisory Foreign Fixed Income II Portfolio, Advisory Mortgage Portfolio, and the Municipal Portfolio).

The Fund provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its semiannual and annual reports, and for the first and third fiscal quarters in its filings with the SEC on Form N-Q.

All other portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is non-public information for purposes of the Policy.

The Fund may make selective disclosure of non-public portfolio holdings under certain exemptions. Third parties eligible for exemptions currently include information exchange subscribers, consultants, fund analysts, portfolio analytics services, third-party service providers and mutual fund rating agencies, provided that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the non-public information. Non-public portfolio holdings information may not be disclosed to a third party unless and until the arrangement has been reviewed and approved pursuant to the requirements set forth in the Policy. Subject to the terms and conditions of any agreement between the Adviser, the Sub-Adviser or the Fund and the third party recipient, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Fund non-public portfolio holdings information is released, and no lag period shall apply (unless otherwise indicated below).

The Adviser and the Sub-Adviser may provide interest lists to broker-dealers who execute securities transactions for the Fund without entering into a non-disclosure agreement with the broker-dealers, provided that the interest list satisfies all of the following criteria: (1) the interest list must contain only the CUSIP numbers and/or ticker symbols of securities held in all registered management investment companies advised by the Adviser, the Sub-Adviser or any affiliate of the Adviser or the Sub-Adviser (the “MSIM Funds”) on an aggregate, rather than a fund-by-fund basis; (2) the interest list must not contain information about the number or value of shares owned by a specified MSIM Fund; (3) the interest list may identify the investment strategy, but not the particular MSIM Funds, to which the list relates; and (4) the interest list may not identify the portfolio manager or team members responsible for managing the MSIM Funds.

Fund shareholders may elect in some circumstances to redeem their shares of the Fund in exchange for their pro rata share of the securities held by the Fund. Under such circumstances, Fund shareholders may receive a complete listing of the holdings of the Fund up to seven (7) calendar days prior to making the redemption request provided that they represent orally or in writing that they agree to not to disclose or trade on the basis of the portfolio holdings information.

The Fund may discuss or otherwise disclose performance attribution analyses (i.e., mention the effects of having a particular security in the portfolio(s)) where such discussion is not contemporaneously made public, provided that the particular holding has been disclosed publicly. Additionally, any discussion of the analyses may not be more current than the date the holding was disclosed publicly.

The Fund may disclose portfolio holdings to transition managers, provided that the Fund has entered into a non-disclosure or confidentiality agreement with the party requesting that the information be provided to the transition manager and the party to the non-disclosure agreement has, in turn, entered into a non-disclosure or confidentiality agreement with the transition manager.

In addition, persons who owe a duty of trust or confidence to the Adviser, the Sub-Adviser or the Fund (such as legal counsel) may receive non-public portfolio holdings information without entering into a non-disclosure agreement.

The Adviser and/or the Fund have entered into ongoing arrangements to make available public and/or non-public information about the Fund’s portfolio securities. Provided that the recipient of the information falls into one or more of the categories listed below, and the recipient has entered into a non-disclosure agreement with the Fund, or owes a duty of trust or confidence to the Fund, the recipient may receive portfolio holdings information pursuant to such agreement without obtaining pre-approval from either the Portfolio Holdings Review Committee (the “PHRC”) or the Fund’s Board of Trustees. In all such instances, however, the PHRC will be responsible for reporting to the Fund’s Board of Trustees, or designated Committee thereof, material information concerning the ongoing arrangements at each Board’s next regularly scheduled Board meeting. Categories of parties eligible to receive information pursuant to such ongoing arrangements include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers, service providers and asset allocators.

The Adviser and/or the Fund currently have entered into ongoing arrangements with the following parties:

Name	Information Disclosed	Frequency(1)	Lag Time
Service Providers
Institutional Shareholder Services (ISS) (proxy voting agent)(*)	Complete portfolio holdings	Twice a month	(2)
FT Interactive Data Pricing Service Provider(*)	Complete portfolio holdings	As needed	(2)
Fund Rating Agencies
Lipper(*)	Top Ten and complete portfolio holdings	Quarterly basis	Approximately 15 days after quarter end and approximately 30 days after quarter end
Morningstar(**)	Top Ten and complete portfolio holdings	Quarterly basis	Approximately 15 days after quarter end and approximately 30 days after quarter end
Standard & Poor’s(*)	Complete portfolio holdings	Quarterly basis	Approximately 15 day lag
Investment Company Institute(**)	Top Ten portfolio holdings	Quarterly basis	Approximately 15 days after quarter end
Consultants and Analysts
Americh Massena & Associates, Inc.(*)	Top Ten and Complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end
Bloomberg(**)	Complete portfolio holdings	Quarterly basis	Approximately 30 days after quarter end
Callan Associates(*)	Top Ten and Complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end
Cambridge Associates(*)	Top Ten and Complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end
Citigroup(*)	Complete portfolio holdings	Quarterly basis(5)	At least one day after quarter end
CTC Consulting, Inc.(**)	Top Ten and Complete portfolio holdings	Quarterly basis	Approximately 15 days after quarter end and approximately 30 days after quarter end, respectively
Fund Evaluation Group(**)	Top Ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end
Jeffrey Slocum & Associates(*)	Complete portfolio holdings(4)	Quarterly basis(5)	Approximately 10-12 days after quarter end
Hammond Associates(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end
Hartland & Co.(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end
Hewitt Associates(*)	Top Ten and Complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end
Mobius(**)	Top Ten portfolio holdings(3)	Monthly basis	At least 15 days after month end
Nelsons(**)	Top Ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end
Prime Buchholz & Associates, Inc.(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end
PSN(**)	Top Ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end
PFM Asset Management LLC(*)	Top Ten and Complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end
Russell Investment Group/Russell/Mellon Analytical Services, Inc.(**)	Top Ten and Complete portfolio holdings	Monthly and quarterly basis	At least 15 days after month end and at least 30 days after quarter end, respectively
Stratford Advisory Group, Inc.(*)	Top Ten portfolio holdings(6)	Quarterly basis(5)	Approximately 10-12 days after quarter end
Thompson Financial(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end
Watershed Investment Consultants, Inc.(*)	Top Ten and Complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end
Yanni Partners(**)	Top Ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end
Portfolio Analytics Providers
Fact Set(*)	Complete portfolio holdings	Daily	One day

(*)	This entity has agreed to maintain Fund non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.
(**)	The Fund does not currently have a non-disclosure agreement in place with this entity and therefore the entity can only receive publicly available information.

(1)	Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).
(2)	Information will typically be provided on a real time basis or as soon thereafter as possible.
(3)	Complete portfolio holdings will also be provided upon request from time to time on a quarterly basis, with at least a 30 day lag.
(4)	Top Ten portfolio holdings will also be provided upon request from time to time, with at least a 15 day lag.
(5)	This information will also be provided upon request from time to time.
(6)	Complete portfolio holdings will also be provided upon request from time to time.

The Fund may also provide Fund portfolio holdings information, as part of its normal business activities, to the Fund’s independent registered public accounting firm (as of the Fund’s fiscal year end and on an as needed basis), the Fund’s Administrator (on an as needed basis), the Fund’s Custodian (on an as needed basis), the Fund’s Transfer and Dividend Disbursing Agent, counsel to the Fund (on an as needed basis), counsel to the Independent Trustees (on an as needed basis) and members of the Board of Trustees (on an as needed basis).

All selective disclosures of non-public portfolio holdings information made to third parties pursuant to the exemptions set forth in the Policy must be pre-approved by both the PHRC and the Fund’s Board of Trustees (or designated Committee thereof), except for (i) disclosures made to third parties pursuant to ongoing arrangements (discussed above); (ii) disclosures made to third parties pursuant to Special Meetings of the PHRC, (iii) broker-dealer interest lists, (iv) shareholder in-kind distributions, (v) attribution analyses or (vi) in connection with transition managers. The Adviser and the Sub-Adviser shall report quarterly to the Board of Trustees (or a designated Committee thereof) information concerning all parties receiving non-public portfolio holdings information pursuant to an exemption. Procedures to monitor the use of such non-public portfolio holdings information include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Adviser and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the material non-public information.

In no instance may the Adviser, Sub-Adviser or the Fund receive any compensation or consideration in exchange for the portfolio holdings information.

The PHRC is responsible for creating and implementing the Policy and, in this regard, has expressly adopted it. The following are some of the functions and responsibilities of the PHRC:

(a) The PHRC, which will consist of executive officers of the Fund and the Adviser, is responsible for establishing portfolio holdings disclosure policies and guidelines and determining how portfolio holdings information will be disclosed on an ongoing basis.

(b) The PHRC will periodically review and have the authority to amend as necessary the Fund’s portfolio holdings disclosure policies and guidelines (as expressed by the Policy).

(c) The PHRC will meet at least quarterly to (among other matters): (1) address any outstanding issues relating to the Policy, including matters relating to (i) disclosures made to third parties pursuant to ongoing arrangements (described above); (ii) broker-dealer interest lists; (iii) shareholder in-kind distributions; (iv) attribution analyses; or (v) in connection with transition managers; (2) review non-disclosure agreements that have been executed with third parties and determine whether the third parties will receive portfolio holdings information; and (3) generally review the procedures that the Adviser and Sub-Adviser employs to ensure that disclosure of information about portfolio securities is in the best interests of Fund shareholders, including procedures to address conflicts between the interests of Fund shareholders, on the one hand, and those of the Adviser, the Sub-Adviser, Morgan Stanley Distribution, Inc., as distributor of the Fund (the “Distributor”), or any affiliated person of the Fund, the Adviser, the Sub-Adviser or the Distributor, on the other.

(d) Any member of the PHRC may call a Special Meeting of the PHRC to consider whether a third party that is not listed in (c) above may receive non-public portfolio holdings information pursuant to a validly executed non-disclosure agreement. At least three members of the PHRC, or their designees, and one member of the Funds Audit Committee, or his or her designee, shall be present at the Special Meeting in order to constitute a quorum. At any Special Meeting at which a quorum is present, the decision of a majority of the PHRC members present and voting shall be determinative as to any matter submitted to a vote; provided, however, that the Audit Committee member, or his or her designee, must concur in the determination in order for it to become effective.

(e) The PHRC, or its designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the PHRC, or its designee(s) for a period of at least 6 years. The PHRC, or its designee(s), will report their decisions to the Board of Trustees at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made by the PHRC during the most recently ended calendar quarter immediately preceding the Board meeting.

PURCHASE OF SHARES

The Portfolios requested should be designated on the Account Registration Form. Each Portfolio reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders, and (iii) to reduce or waive the minimum for initial investments. The Fund may from time to time waive the minimum initial investment requirements in connection with investments in the Fund by certain investors, including but not limited to (a) employees of the Adviser and its affiliates, and (b) other investors with whom the Adviser wishes to develop a relationship or whose investments are expected, over a reasonable period of time, to exceed the minimum initial investment requirement.

Investors purchasing and redeeming shares of the Portfolios through a financial intermediary may be charged a transaction-based fee or other fee for the financial intermediary’s services. Each financial intermediary is responsible for sending you a schedule of fees and information regarding any additional or different conditions regarding purchases and redemptions. Customers of financial intermediaries should read this SAI in light of the terms governing accounts with their organization. The Fund does not pay compensation to or receive compensation from financial intermediaries for the sale of Institutional Class Shares.

Neither the Distributor nor the Fund will be responsible for any loss, liability, cost, or expense for acting upon facsimile instructions or upon telephone instructions that they reasonably believe to be genuine. In order to confirm that telephone instructions in connection with redemptions are genuine, the Fund and Distributor will provide written confirmation of transactions initiated by telephone.

REDEMPTION OF SHARES

Each Portfolio may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange (“NYSE”) is closed, or trading on the NYSE is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the SEC may permit. The Fund has made an election with the SEC pursuant to Rule 18f-1 under the 1940 Act to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Portfolio at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part in investment securities or in cash, as the Trustees may deem advisable; however, payment will be made wholly in cash unless the Trustees believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Fund’s prospectuses under “Valuation of Shares” and a redeeming shareholder would normally incur brokerage expenses in converting these securities to cash.

Redemption proceeds may be more or less than the shareholder’s cost depending on the market value of the securities held by the Portfolio. See each prospectus for additional information about redeeming shares of a Portfolio.

TRANSACTIONS WITH BROKER/DEALERS

The Fund has authorized certain brokers to accept on its behalf purchase and redemption orders. Some of these brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. For purposes of determining the purchase price of shares, the Fund will be deemed to have received a purchase or redemption order when an authorized broker, or if applicable, a broker’s authorized designee, accepts the order. In other words, orders will be priced at the net asset value next computed after such orders are accepted by an authorized broker or the broker’s authorized designee.

SHAREHOLDER SERVICES

Transfer of Shares

Shareholders may transfer shares of the Fund’s Portfolios to another person by written request to Shareholder Services at Morgan Stanley Institutional Funds, 3435 Stelzer Road, Columbus, OH 43219. If shares are being transferred to a new account, requests for transfer must be accompanied by a completed Account Registration Form for the receiving party. If shares are being transferred to an existing account, the request should clearly identify the account and number of shares to be transferred and include the signature of all registered owners and all share certificates, if any, which are subject to the transfer. The signature on the letter of request, the share certificate or any stock power must be guaranteed in the same manner as described under “Redemption of Shares.” As in the case of redemptions, the written request must be received in good order before any transfer can be made.

VALUATION OF SHARES

Net asset value per share (“NAV”) is determined by dividing the total market value of each Portfolio’s investments and other assets, less any liabilities, by the total outstanding shares of that Portfolio. NAV for each class of shares offered by the Fund may differ due to class-specific expenses paid by each class, and the shareholder servicing fees charged to Investment Class Shares and distribution fees charged to Adviser Class Shares.

In the calculation of a Portfolio’s NAV: (1) an equity portfolio security listed or traded on the NYSE or American Stock Exchange, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; and (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. For equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day. When market quotations are not readily available, including circumstances under which it is determined by the Adviser that the sale price, the bid price or the mean between the last reported bid and asked price are not reflective of a security’s market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE.

Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Board determines such valuation does not reflect the securities’ market value, in which case these securities will be valued at their fair value as determined by the Board.

Certain of a Portfolio’s securities may be valued by an outside pricing service approved by the Board. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest price published by the commodities exchange on which they trade unless it is determined that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

Generally, trading in foreign securities, as well as corporate bonds, U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio’s shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of a Portfolio’s net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

MANAGEMENT OF THE FUND

The Board supervises the Fund’s affairs under the laws governing business trusts in the Commonwealth of Pennsylvania. The Board has approved contracts under which certain companies provide essential management, administrative and shareholder services to the Fund.

The Board consists of nine Trustees. These same individuals also serve as directors or trustees for certain of the funds advised by the Adviser and Morgan Stanley AIP GP LP (the “Institutional Funds”) and all of the funds advised by Morgan Stanley Investment Advisors Inc. (the “Retail Funds”). Seven Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser’s parent company, Morgan Stanley. These Trustees are the “non-interested” or “Independent Trustees” of the Fund. The other two Trustees (the “Management Trustees”) are affiliated with the Adviser.

Independent Trustees: The Independent Trustees of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of December 31, 2005) and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley Investment Advisers Inc.).

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Michael Bozic (64) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since July 2003	Private investor; Director or Trustee of the Retail Funds (since April 1994) and the Institutional Funds (since July 2003); formerly Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); formerly variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise; Group of Sears Roebuck & Co.	197	Director of various business organizations.

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(1)	This is the earliest date the Trustee began serving the Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
(2)	The dates referenced below indicating commencement of service as Director/Trustee for the Retail and Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail and Institutional Funds, as applicable.

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Edwin J. Garn (73) 1031 North Chartwell Court Salt Lake City, UT 84103	Trustee	Since July 2003	Consultant; Director or Trustee of the Retail Funds (since January 1993) and the Institutional Funds (since July 2003); member of the Utah Regional Advisory Board of Pacific Corp. (utility company); formerly Managing Director of Summit Ventures LLC (2000-2004) (lobbying and consulting firm); United States Senator (R-Utah) (1974-1992) and Chairman, Senate Banking Committee (1980-1986), Mayor of Salt Lake City, Utah (1971-1974), Astronaut, Space Shuttle Discovery (April 12-19, 1985), and Vice Chairman, Huntsman Corporation (chemical company).	197	Director of Franklin Covey (time management systems), BMW Bank of North America, Inc. (industrial loan corporation), Escrow Bank USA (industrial loan corporation), United Space Alliance (joint venture between Lockheed Martin and the Boeing Company) and Nuskin Asia Pacific (multilevel marketing); member of the board of various civic and charitable organizations.

Wayne E. Hedien (71) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since July 2003	Retired; Director or Trustee of the Retail Funds (since September 1997) and the Institutional Funds (since July 2003); formerly associated with the Allstate Companies (1966-1994), most recently as Chairman of The Allstate Corporation (March 1993-December 1994) and Chairman and Chief Executive Officer of its wholly-owned subsidiary, Allstate Insurance Company (July 1989-December 1994).	197	Director of The PMI Group Inc. (private mortgage insurance); Trustee and Vice Chairman of The Field Museum of Natural History; director of various other business and charitable organizations.

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(1)	This is the earliest date the Trustee began serving the Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
(2)	The dates referenced below indicating commencement of service as Director/Trustee for the Retail and Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail and Institutional Funds, as applicable.

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Dr. Manuel H. Johnson (56) c/o Johnson Smick Group, Inc. 888 16th Street, NW Suite 740 Washington, D.C. 20006	Trustee	Since July 2003	Senior Partner, Johnson Smick International, Inc., a consulting firm; Chairman of the Audit Committee and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission; formerly Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	197	Director of NVR, Inc. (home construction); Director of KFX Energy; Director of RBS Greenwich Capital Holdings (financial holding company).

Joseph J. Kearns (63) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Deputy Chairman of the Audit Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since August 1994); previously Chairman of the Audit Committee of the Institutional Funds (October 2001 - July 2003); formerly CFO of the J. Paul Getty Trust.	198	Director of Electro Rent Corporation (equipment leasing), The Ford Family Foundation, and the UCLA Foundation.

Michael E. Nugent (69) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Trustee	Since July 2001	General Partner of Triumph Capital, L.P., a private investment partnership; Chairman of the Insurance Committee and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2001); formerly Vice President, Bankers Trust Company and BT Capital Corporation (1984-1988).	197	None.

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(1)	This is the earliest date the Trustee began serving the Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
(2)	The dates referenced below indicating commencement of service as Director/Trustee for the Retail and Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail and Institutional Funds, as applicable.

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Fergus Reid (73) c/o Lumelite Plastics Corporation 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairman of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since June 1992).	198	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by J.P. Morgan Investment Management Inc.

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(1)	This is the earliest date the Trustee began serving the Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
(2)	The dates referenced below indicating commencement of service as Director/Trustee for the Retail and Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail and Institutional Funds, as applicable.

Management Trustees: The Trustees who are affiliated with the Adviser or affiliates of the Adviser (as set forth below) and executive officers of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Management Trustee (as of December 31, 2005) and the other directorships, if any, held by the Trustee, are shown below.

Name, Age and Address of Management Trustee	Position(s) Held with Registrant	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Overseen by Management Trustee	Other Directorships Held by Management Trustee
Charles A. Fiumefreddo (72) c/o Morgan Stanley Trust Harborside Financial Center, Plaza Two, Jersey City, NJ 07311	Chairman of the Board and Trustee	Since July 2003	Chairman and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); formerly Chief Executive Officer of the Retail Funds (until September 2002).	197	None.

James F. Higgins (57) c/o Morgan Stanley Trust Harborside Financial Center, Plaza Two, Jersey City, NJ 07311	Trustee	Since July 2003	Director or Trustee of the Retail Funds (since June 2000) and the Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000); Director of Morgan Stanley Distributors Inc. and Dean Witter Realty Inc.; previously President and Chief Operating Officer of the Private Client Group of Morgan Stanley (May 1999-August 2000), and President and Chief Operating Officer of Individual Securities of Morgan Stanley (February 1997-May 1999).	197	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

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(1)	This is the date the Trustee began serving the Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
(2)	The dates referenced below indicating commencement of service as Director/Trustee for the Retail and Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail and Institutional Funds, as applicable.

Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served(5)	Principal Occupation(s) During Past 5 Years(6)
Ronald E. Robison (67) 1221 Avenue of the Americas New York, NY 10020	President and Principal Executive Officer	President (since September 2005) and Principal Executive Officer (since May 2003)	President (since September 2005) and Principal Executive Officer of funds in the Fund Complex (since May 2003); Managing Director of Morgan Stanley & Co. Incorporated and Morgan Stanley; Managing Director and Director of Morgan Stanley Investment Management Inc., Morgan Stanley Distribution Inc. and Morgan Stanley Distributors Inc.; Managing Director, Chief Administrative Officer and Director of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc.; Chief Executive Officer and Director of Morgan Stanley Trust; Director of Morgan Stanley SICAV (since May 2004); President (since September 2005) and Principal Executive Officer (since May 2003) of the Van Kampen Funds; previously, Executive Vice President (July 2003 – September 2005) of funds in the Fund Complex and the Van Kampen Funds. He was also previously President and Director of the Institutional Funds (March 2001 – July 2003), Chief Global Operations Officer of Morgan Stanley Investment Management Inc. and Chief Executive Officer and Chairman of Van Kampen Investor Services.

Joseph J. McAlinden (63) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since July 2003	Managing Director and Chief Investment Officer of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Investment Management Inc.; Chief Investment Officer of the Van Kampen Funds; Vice President of the Institutional Funds (since July 2003) and the Retail Funds (since July 1995).

Barry Fink (51) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since July 2003	General Counsel (since May 2000) and Managing Director (since December 2000) of Morgan Stanley Investment Management; Managing Director (since December 2000), Secretary (since February 1997) and Director of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc.; Assistant Secretary of Morgan Stanley DW Inc.; Vice President of the Institutional Funds; Managing Director, Secretary and Director of Morgan Stanley Distributors Inc.; previously Secretary (February 1997 – July 2003) and General Counsel (February 1997 – April 2004) of the Retail Funds; Vice President and Assistant General Counsel of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc. (February 1997 – December 2001).

Amy R. Doberman (43) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since July 2004	Managing Director and General Counsel, U.S. Investment Management; Managing Director of Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Advisors, Inc.; Vice President of the Institutional and Retail Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); previously, Managing Director and General Counsel — Americas, UBS Global Asset Management (July 2000-July 2004) and General Counsel, Aeltus Investment Management, Inc. (January 1997-July 2000).

Carsten Otto (42) 1221 Avenue of the Americas New York, NY 10020	Chief Compliance Officer	Since October 2004	Managing Director and U.S. Director of Compliance for Morgan Stanley Investment Management (since October 2004); Managing Director of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Investment Management Inc.; formerly Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang (39) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since December 1997	Executive Director of Morgan Stanley & Co. Incorporated, Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Advisors Inc.; Vice President of the Institutional Funds (since December 1997) and the Retail Funds (since July 2003); formerly practiced law with the New York law firm of Rogers & Wells (now Clifford Chance US LLP).

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served(5)	Principal Occupation(s) During Past 5 Years(6)
James Garrett (36) 1221 Avenue of the Americas New York, NY 10020	Treasurer and Chief Financial Officer	Treasurer since February 2002 and Chief Financial Officer since July 2003	Head of Global Fund Administration; Executive Director of Morgan Stanley & Co. Incorporated and Morgan Stanley Investment Management Inc.; Treasurer and Chief Financial Officer of the Institutional Funds; previously with PriceWaterhouse LLP (now PricewaterhouseCoopers LLP).

Mary E. Mullin (38) 1221 Avenue of the Americas New York, NY 10020	Secretary	Since June 1999	Executive Director of Morgan Stanley & Co. Incorporated, Morgan Stanley Investment Advisors Inc., and Morgan Stanley Investment Management Inc.; Secretary of the Institutional Funds (since June 1999) and the Retail Funds (since July 2003); formerly practiced law with the New York law firms of McDermott, Will & Emery and Skadden, Arps, Slate, Meagher & Flom LLP.

Michael Leary (39) JPMorgan Investor Services Co. 73 Tremont Street Boston, MA 02108	Director of Treasury and Compliance	Since March 2003	Director and Vice President of Fund Administration, JPMorgan Investors Services Co. (formerly Chase Global Funds Services Company); formerly Audit Manager at Ernst & Young, LLP.

(5)	This is the earliest date the Officer began serving the Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.
(6)	The dates referenced below indicating commencement of service as Officer of the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds, as applicable.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Adviser, Morgan Stanley Investment Advisors Inc. and Morgan Stanley AIP GP LP) for the calendar year ended December 31, 2005 is set forth in the table below.

Name of Trustee	Dollar Range of Equity Securities in the Fund (as of December 31, 2005)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies (as of December 31, 2005)
Independent:
Michael Bozic	None	over $	100,000
Edwin J. Garn	None	over $	100,000
Wayne E. Hedien	None	over $	100,000
Dr. Manuel H. Johnson	None	over $	100,000
Joseph J. Kearns(1)	$10,001-$50,000	over $	100,000
Michael E. Nugent	None	over $	100,000
Fergus Reid(1)	over $100,000	over $	100,000

Interested:
Charles A. Fiumefreddo	None	over $	100,000
James F. Higgins	None	over $	100,000

(1)	Includes the total amount of compensation deferred by the Trustee at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan. As of December 31, 2005, the value (including interest) of the deferral accounts for Messrs. Kearns and Reid was $786,542 and $766,622, respectively, pursuant to the deferred compensation plan.

As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.

As of January 23, 2006, the Trustees and officers of the Fund, as a group, owned less than 1% of the shares of beneficial interest of each Portfolio of the Fund.

Independent Trustees and the Committees. Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Institutional Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Institutional Funds’ Boards, such individuals may reject other attractive assignments because the Institutional Funds make substantial demands on their time. All of the Independent Trustees serve as members of the Audit Committee. In addition, three Trustees, including two Independent Trustees, serve as members of the Insurance Committee, and three Independent Trustees serve as members of the Governance Committee.

The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements, continually reviewing fund performance, checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution.

The Board of Trustees has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund’s independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm’s duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public account firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund’s system of internal controls; and preparing and submitting Committee meeting minutes to the full Board. The Fund has adopted a formal, written Audit Committee Charter. During the Fund’s fiscal year ended September 30, 2005, the Audit Committee held seven meetings.

The members of the Audit Committee of the Fund are currently Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael E. Nugent and Fergus Reid. None of the members of the Fund’s Audit Committee is an “interested person,” as defined under the 1940 Act, of any of the Funds (with such disinterested Trustees being Independent Trustees or individually, Independent Trustee). Each Independent Trustee is also “independent” from the Fund under the listing standards of the NYSE. The current Chairman of the Audit Committee of the Fund is Dr. Manuel H. Johnson.

The Board of Trustees of the Fund also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Trustees on the Fund’s Board and on committees of the Board and recommends such qualified individuals for nomination by the Fund’s Independent Trustees as candidates for election as Independent Trustees, advises the Fund’s Board with respect to Board composition, procedures and committees, develops and recommends to the Fund’s Board a set of corporate governance principles applicable to the Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund’s Board of Trustees and any Board committees and oversees periodic evaluations of the Fund’s Board and its committees. The members of the Governance Committee of the Fund are currently Michael Bozic, Edwin J. Garn and Fergus Reid, each of whom is an Independent Trustee. The current Chairman of the Governance Committee is Fergus Reid. During the fiscal year ended September 30, 2005, the Governance Committee held three meetings.

The Fund does not have a separate nominating committee. While the Fund’s Governance Committee recommends qualified candidates for nominations as Independent Trustees, the Board of Trustees of the Fund believes that the task of nominating prospective Independent Trustees is important enough to require the participation of all current Independent Trustees, rather than a separate committee consisting of only certain Independent Trustees. Accordingly, each current Independent Trustee (Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael E. Nugent and Fergus Reid) participates in the election and nomination of candidates for election as Independent Trustees for the Fund for which the Independent Trustee serves. Persons recommended by the Fund’s Governance Committee as candidates for nomination as Independent Trustees shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board’s ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund’s Board as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below under the caption “Shareholder Communications”.

There were 14 meetings of the Board of Trustees of the Fund held during the fiscal year ended September 30, 2005. The Independent Trustees of the Fund also met six times during that period, in addition to the 14 meetings of the full Board.

Finally, the Board has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. Messrs. Nugent and Hedien are Independent Trustees. During the Fund’s fiscal year ended September 30, 2005, the Insurance Committee held seven meetings.

Advantages of Having the Same Individuals as Independent Trustees for the Retail Funds and Institutional Funds. The Independent Trustees and the Fund’s management believe that having the same Independent Trustees for each of the Retail Funds and Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Trustees of these funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the fund’s service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on the boards of the Retail Funds and Institutional Funds enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Trustees of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Retail Funds and Institutional Funds.

Trustee and Officer Indemnification. The Fund’s Declaration of Trust provides that no Trustee, Officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, Officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, Officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

Shareholder Communications. Shareholders may send communications to the Fund’s Board of Trustees. Shareholders should send communications intended for the Fund’s Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund’s office or directly to such Board member(s) at the address specified for each trustee previously noted. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Compensation

Each Independent Trustee receives an annual fee of $180,000 for serving the Retail Funds and the Institutional Funds. Prior to October 1, 2005, each Independent Trustee received an annual retainer fee of $168,000 for serving the Retail Funds and the Institutional Funds. In addition, each Independent Trustee received $2,000 for attending each of the four quarterly board meetings and two performance meetings that occur each year, so that an Independent Trustee who attended all six meetings received total compensation of $180,000 for serving the funds.

The Chairman of the Audit Committee receives an additional annual retainer fee of $60,000. Other Committee Chairmen and the Deputy Chairman of the Audit Committee receive an additional annual retainer fee of $30,000. The aggregate compensation paid to each Independent Trustee is paid by the Retail Funds and the Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the funds/portfolios. Mr. Fiumefreddo receives an annual fee for his services as Chairman of the Boards of the Retail Funds and the Institutional Funds and for administrative services provided to each Board.

The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and Officers of the Fund who are employed by the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee.

Effective April 1, 2004, the Fund began a Deferred Compensation Plan (the “DC Plan”), which allows each Independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the DC Plan. At the Trustee’s election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

Prior to April 1, 2004, the Fund maintained a similar Deferred Compensation Plan (the “Prior DC Plan”), which also allowed each Independent Trustee to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Trustees throughout the year. The DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the DC Plan (except for amounts paid during the calendar year 2004, which remain subject to the terms of the Prior DC Plan).

The following table shows aggregate compensation paid to the Fund’s Trustees from the Fund for the fiscal year ended September 30, 2005 and the aggregate compensation payable to each of the Fund’s Trustees by the Fund Complex (which includes all of the Retail and Institutional Funds) for the calendar year ended December 31, 2005.

COMPENSATION

Name of Independent Trustee:	Total Compensation from the Fund	Number of Portfolios in the Fund Complex from which the Trustee received Compensation(5)	Total Compensation from the Fund Complex(5)
Michael Bozic(1)(3)	$15,734	170	$180,000
Edwin J. Garn(1)(3)	15,570	170	178,000
Wayne E. Hedien(1)(2)	15,734	170	180,000
Dr. Manuel H. Johnson(1)	20,927	170	240,000
Joseph J. Kearns(1)(4)	9,176	171	217,000
Michael E. Nugent(1)(2)	18,330	170	210,000
Fergus Reid(1)(3)	18,330	171	215,000

Name of Interested Trustee:
Charles A. Fiumefreddo(2)	31,169	170	360,000
James F. Higgins	0	170	0

(1)	Member of the Audit Committee. Dr. Johnson is the Chairman of the Audit Committee and Mr. Kearns is the Deputy Chairman of the Audit Committee.
(2)	Member of the Insurance Committee. Mr. Nugent is the Chairman of the Insurance Committee.
(3)	Member of the Governance Committee. Mr. Reid is the Chairman of the Governance Committee.
(4)	Includes amounts deferred at the election of the Trustee under the DC Plan.
(5)	Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in these columns are presented on a calendar year basis.

Prior to December 31, 2003, 49 of the Retail Funds (the “Adopting Funds”), not including the Fund, had adopted a retirement program under which an Independent Trustee who retired after serving for at least five years as an Independent Trustee of any such fund (an “Eligible Trustee”) would have been entitled to retirement payments, based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Trustee was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Trustee’s retirement as shown in the table below.

The following table illustrates the retirement benefits accrued to the Fund’s Independent Trustees Adopting Funds for the calendar year ended December 31, 2005, and the estimated retirement benefits for the Independent Trustees from the Adopting Funds for each calendar year following retirement. Messrs. Kearns and Reid did not participate in the retirement program.

Name of Independent Trustee	Retirement Benefits Accrued as Fund Expenses		Estimated Annual Benefits Upon Retirement(1)
	By All Adopting Funds		From All Adopting Funds
Michael Bozic	$19,439		$46,871
Edwin J. Garn	(10,738	)(2)	46,917
Wayne E. Hedien	37,860		40,020
Dr. Manuel H. Johnson	19,701		68,630
Michael E. Nugent	35,471		61,377

(1)	Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Trustee’s life.
(2)	Mr. Garn’s retirement expense is negative due to the fact that his retirement date has been extended to October 31, 2007, and therefore the expense had been overaccrued.

INVESTMENT ADVISER

The Adviser to the Fund, Morgan Stanley Investment Management Inc., with principal offices at 1221 Avenue of the Americas, New York, New York 10020, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley is the direct parent of Morgan Stanley Investment Management Inc. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses — securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of December 31, 2005, the Adviser, together with its affiliated asset management companies, had approximately $434 billion in assets under management, with approximately $238 billion in institutional assets.

Under an Investment Advisory Agreement (“Agreement”) with the Fund, the Adviser, subject to the control and supervision of the Fund’s Board and in conformance with the stated investment objectives and policies of each Portfolio of the Fund, manages the investment and reinvestment of the assets of each Portfolio of the Fund. In addition, the International Fixed Income, Advisory Foreign Fixed Income and Advisory Foreign Fixed Income II Portfolios are sub-advised as described below. In this regard, it is the responsibility of the Adviser to make investment decisions for the Fund’s Portfolios and to place each Portfolio’s purchase and sales orders for investment securities.

Morgan Stanley Investment Management Limited serves as the Sub-Adviser to the International Fixed Income Portfolio, the Advisory Foreign Fixed Income Portfolio and the Advisory Foreign Fixed Income II Portfolio. MSIM Limited, located at 25 Cabot Square, Canary Wharf, London, United Kingdom, E14 4QA, is a wholly-owned subsidiary of Morgan Stanley. Under an Investment Sub-Advisory Agreement with the Adviser, the Sub-Adviser, subject to the control and supervision of the Fund, its officers, Trustees and the Adviser, and in accordance with the investment objectives, policies and restrictions of these Portfolios, makes certain day-to-day investment decisions for these Portfolios and places certain of the Portfolios’ purchase and sales orders. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund in respect of these Portfolios. The Investment Sub-Advisory Agreement will continue in effect for an initial term of two years, and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act.

As compensation for the services rendered by the Adviser under the Agreement and the assumption by the Adviser of the expenses related thereto (other than the cost of securities purchased for the Portfolios and the taxes and brokerage commissions, if any, payable in connection with the purchase and/or sale of such securities), each Portfolio pays the Adviser an advisory fee calculated by applying a quarterly rate, based on the following annual percentage rates, to the Portfolio’s average daily net assets for the quarter:

Portfolio	Rate (%)
Equities Plus Portfolio	0.375

Equity Portfolio	0.50% of the portion of the daily net assets not exceeding $150 million; 0.45% of the portion of the daily net assets exceeding $150 million but not exceeding $250 million; 0.40% of the portion of the daily net assets exceeding $250 million but not exceeding $350 million; and 0.35% of the portion of the daily net assets exceeding $350 million

Mid Cap Growth Portfolio	0.500

U.S. Mid Cap Value Portfolio	0.72% of the portion of the daily net assets not exceeding $1 billion; and 0.65% of the portion of the daily net assets exceeding $1 billion

U.S. Small Cap Value Portfolio	0.67% of the portion of the daily net assets not exceeding $500 million; 0.645% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; and 0.62% of the portion of the daily net assets exceeding $1 billion

Portfolio	Rate (%)
Value Portfolio	0.50% of the portion of the daily net assets not exceeding $1 billion; 0.45% of the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; 0.40% of the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.35% of the portion of the daily net assets exceeding $3 billion

Core Fixed Income Portfolio	0.375

Core Plus Fixed Income Portfolio	0.375% of the portion of the daily net assets not exceeding $1 billion; and 0.30% of the portion of the daily net assets exceeding $1 billion

High Yield Portfolio	0.42% of the portion of the daily net assets not exceeding $500 million; 0.345% of the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.295% of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.27% of the portion of the daily nets assets exceeding $1 billion but not exceeding $2 billion; 0.245% of the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; 0.22% of the portion of the daily net assets exceeding $3 billion

Intermediate Duration Portfolio	0.375

International Fixed Income Portfolio	0.375

Investment Grade Fixed Income Portfolio	0.375

Limited Duration Portfolio	0.300

Municipal Portfolio	0.375

Balanced Portfolio	0.450

Advisory Foreign Fixed Income Portfolio	0.375

Advisory Foreign Fixed Income II Portfolio	0.375

Advisory Mortgage Portfolio	0.375

Mortgage Advisory Portfolio*	0.375

Investment Grade Credit Advisory Portfolio*	0.375

*	As of the date of this SAI, these Portfolios are not operational.

The Adviser has voluntarily agreed to reduce or waive its advisory fees and/or reimburse certain expenses to the extent necessary, if any, to keep total annual operating expenses deducted from Portfolio assets for the Institutional Class of the Equities Plus Core Fixed Income, Municipal, Advisory Foreign Fixed Income, Advisory Foreign Fixed Income II and Advisory Mortgage Portfolios from exceeding 0.60%, 0.50%, 0.50%, 0.45%, 0.15%, 0.15% and 0.08% of their average daily net assets, respectively. The Adviser also has voluntarily agreed to reduce or waive its advisory fees and/or reimburse certain expenses to the extent necessary, if any, to keep total annual operating expenses actually deducted from Portfolio assets for the Adviser Class of the Equities Plus Portfolio and the Adviser Class and the Investment Class of the Core Fixed Income Portfolio from exceeding 0.85%, 0.75% and 0.50%, respectively, of its average daily net assets. The Adviser also has voluntarily agreed to waive its advisory fees and/or reimburse certain expenses to the extent necessary, if any, to keep total annual operating expenses deducted from Portfolio assets for the Institutional, Investment and Adviser Classes of the Equity Portfolio from exceeding 0.64%, 0.79% and 0.89%, respectively, of its average daily net assets.

For the fiscal years ended September 30, 2003, 2004 and 2005, the Fund paid the following advisory fees:

	Advisory Fees Paid			Advisory Fees Waived
Portfolio	2003 (000)	2004 (000)	2005 (000)	2003 (000)	2004 (000)	2005 (000)
Equities Plus Portfolio*	*	*	*	*	*	*
Equity Portfolio	$878	$842	$936	$0	$0	$0
Mid Cap Growth Portfolio	4,409	6,105	7,213	0	0	0
U.S. Mid Cap Value Portfolio	4,722	2,898	1,594	0	0	0
U.S. Small Cap Value Portfolio	4,200	4,026	2,515	0	0	0
Value Portfolio	4,886	5,942	7,266	0	0	0
Core Fixed Income Portfolio	1,245	897	845	31	51	66
Core Plus Fixed Income Portfolio	13,881	9,598	8,263	0	0	0
High Yield Portfolio	1,557	1,410	1,177	0	0	0
Intermediate Duration Portfolio	497	492	836	0	0	0
International Fixed Income Portfolio	403	506	640	0	0	0
Investment Grade Fixed Income Portfolio	2,124	2,070	2,013	0	0	0
Limited Duration Portfolio	1,590	2,463	3,112	0	0	0
Municipal Portfolio	1,059	1,304	1,653	26	33	0
Balanced Portfolio	1,413	1,289	1,178	0	0	0
Advisory Foreign Fixed Income Portfolio	0	0	0	211	486	226
Advisory Foreign Fixed Income II Portfolio	0	0	0	39	94	56
Advisory Mortgage Portfolio	0	0	0	24,818	17,229	13,008
Mortgage Advisory Portfolio*	*	*	*	*	*	*
Investment Grade Credit Advisory Portfolio*	*	*	*	*	*	*

*	Not in operation during the period.

The Agreement continues for successive one year periods, only if each renewal is specifically approved by an in-person vote of the Fund’s Board, including the affirmative votes of a majority of the Trustees who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of any such party at a meeting called for the purpose of considering such approval. In addition, the question of continuance of the Agreement may be presented to the shareholders of the Fund; in such event, continuance shall be effected only if approved by the affirmative vote of a majority of the outstanding voting securities of each Portfolio of the Fund. If the holders of any Portfolio fail to approve the Agreement, the Adviser may continue to serve as investment adviser to each Portfolio which approved the Agreement, and to any Portfolio which did not approve the Agreement until new arrangements have been made. The Agreement is automatically terminated if assigned, and may be terminated by any Portfolio without the payment of any penalty, at any time, (1) by vote of a majority of the entire Board or (2) by vote of a majority of the outstanding voting securities of the Portfolio on 60 days’ written notice to the Adviser or (3) by the Adviser without the payment of any penalty, upon 90 days’ written notice to the Fund.

The Fund bears all of its own costs and expenses, including but not limited to: services of its independent accountants, its administrator and dividend disbursing and transfer agent, legal counsel, taxes, insurance premiums, costs incidental to meetings of its shareholders and Trustees, the cost of filing its registration statements under federal and state securities laws, reports to shareholders, and custodian fees. These Fund expenses are, in turn, allocated to each Portfolio, based on their relative net assets. Each Portfolio bears its own advisory fees and brokerage commissions and transfer taxes in connection with the acquisition and disposition of its investment securities.

Code of Ethics

The Fund, the Adviser, the Sub-Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.

Proxy Voting Policies and Procedures and Proxy Voting Record

The Board of Trustees believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Trustees have delegated the responsibility to vote such proxies to the Adviser. The following is a summary of the Adviser’s Proxy Voting Policy (“Proxy Policy”).

The Adviser uses its best efforts to vote proxies on securities held in the Fund as part of its authority to manage, acquire and dispose of Fund assets. In this regard, the Adviser has formed a Proxy Review Committee (“Committee”) comprised of senior investment professionals that is responsible for creating and implementing the Proxy Policy. The Committee meets monthly but may meet more frequently as conditions warrant. The Proxy Policy provides that the Adviser will vote proxies in the best interests of clients consistent with the objective of maximizing long-term investment returns. The Proxy Policy provides that the Adviser will generally vote proxies in accordance with pre-determined guidelines contained in the Proxy Policy. The Adviser may vote in a manner that is not consistent with the pre-determined guidelines, provided that the vote is approved by the Committee. The Adviser generally will not vote a proxy if it has sold the affected security between the record date and the meeting date.

The Proxy Policy provides that, unless otherwise determined by the Committee, votes will be cast in the manner described below:

•	Generally, routine proposals will be voted in support of management.

•	With regard to the election of directors, where no conflict exists and where no specific governance deficiency has been noted, votes will be cast in support of management’s nominees.

•	The Adviser will vote in accordance with management’s recommendation with respect to certain non-routine proposals (i.e., reasonable capitalization changes, stock repurchase programs, stock splits, certain compensation-related matters, certain anti-takeover measures, etc.)

•	The Adviser will vote against certain non-routine proposals (i.e., unreasonable capitalization changes, establishment of cumulative voting rights for the election of directors, requiring supermajority shareholder votes to amend by-laws, indemnification of auditors, etc.) (notwithstanding management support).

•	The Adviser will vote in its discretion with respect to certain non-routine proposals (i.e., mergers, acquisitions, take-overs, spin-offs, etc.), which may have a substantive financial or best interest impact on an issuer.

•	The Adviser will vote for certain proposals it believes call for reasonable charter provisions or corporate governance practices (i.e., requiring auditors to attend annual shareholder meetings, requiring that members of compensation, nominating and audit committees be independent, reducing or eliminating supermajority voting requirements, etc).

•	The Adviser will vote against certain proposals it believes call for unreasonable charter provisions or corporate governance practices (i.e., proposals to declassify boards, proposals to require a company to prepare reports that are costly to provide or that would require duplicative efforts or expenditure that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders, etc.)

•	Certain other proposals (i.e., proposals requiring directors to own large amounts of company stock to be eligible for election, requiring diversity of board membership relating to broad based social, religious or ethnic groups, etc.) generally are evaluated by the Committee based on the nature of the proposal and the likely impact on shareholders.

While the proxy voting process is well-established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-U.S. companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent the Adviser’s ability to vote such proxies. As a result, non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to the Fund of voting such proxies.

Conflicts of Interest

If the Committee determines that an issue raises a material conflict of interest, or gives rise to a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict in question and that the Committee will have sole discretion to cast a vote.

Third Parties

To assist in its responsibility for voting proxies, the Adviser may retain third-party services as experts in the proxy voting and corporate governance area. These proxy research providers are referred to herein as “Research Providers.” The services provided to the Adviser include in-depth research, global issuer analysis and voting recommendations. While the Adviser may review and utilize the recommendations made by Research Providers in making proxy voting decisions, it is in no way obligated to follow such recommendations. In addition to research, the Research Providers provide vote execution, reporting and recordkeeping. The Committee carefully monitors and supervises the services provided by the Research Providers.

Further Information

A copy of the Proxy Policy, as well as the Fund’s most recent proxy voting record filed for the 12-month period ended June 30, with the SEC are available (i) without charge on our web site at www.morganstanley.com/im/legal. The Fund’s proxy voting record is also available without charge on the SEC’s web site at www.sec.gov.

Approval of the Advisory Agreements

In approving the Agreement on behalf of the Equities Plus Portfolio the Board, including the Independent Trustees, considered the following factors:

Nature, Extent and Quality of Services. The Board reviewed and considered the nature and extent of the investment advisory services to be provided by the Adviser under the Agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services to be provided by the Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities. (The Adviser and Administrator together are referred to as the “Manager” and the Advisory Agreement and Administration Agreement together are referred to as the “Management Agreement.”)

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Manager who will provide the administrative and investment advisory services to the Equity Plus Portfolio. The Board determined that the Manager’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services to be provided are necessary and appropriate for the conduct of the business and investment activities of the Equities Plus Portfolio.

Performance Relative to Comparable Funds Managed by Other Advisers. The Board considered that the Manager plans to arrange for a public offering of shares of the Equities Plus Portfolio to raise assets for investment and that the offering had not yet begun. The Board concluded that, since the Equities Plus Portfolio had no assets to invest and had no track record of performance, this was not a factor it needed to address at this time.

Fees Relative to Other Funds and Separate Accounts Managed by the Manager with Comparable Investment Strategies. The Board reviewed the advisory and administrative fees (together, the “management fee”) proposed to be paid by the Equities Plus Portfolio under the Management Agreement. The Board noted that the rate was comparable to the management fee rates charged by the Manager to other funds and separate accounts it manages with investment strategies comparable to those of the Equities Plus Portfolio.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers. The Board considered the management fee rate proposed to be paid by the Equities Plus Portfolio compared to similar type funds managed by other advisers. The Board also reviewed information provided by Lipper Inc. regarding the average management fee rates paid by other funds with investment strategies comparable to those proposed for the Equities Plus Portfolio that are managed by other advisers and concluded that the Portfolio’s proposed management fee would be competitive with those of other similar type funds. The Board also considered the anticipated total expense ratio of the Equities Plus Portfolio and noted that the Manager voluntarily offered to impose a cap of 0.60% on Institutional Class assets and 0.85% on Adviser Class assets, and concluded that the capped expenses would result in a total expense ratio that would be competitive with similar other non-affiliated funds based on information provided by Lipper comparing the non-affiliated funds with those managed by the Manager.

Breakpoints and Economies of Scale. The Board reviewed the structure of the Equities Plus Portfolio’s proposed management fee schedule under the Management Agreement and noted that it does not include breakpoints. The Board considered that the Portfolio’s potential growth was uncertain and concluded that it would be premature at this time to consider economies of scale as a factor in approving the Management Agreement.

Profitability of the Manager and Affiliates. Since the Portfolio has not begun operations and has not paid any fees to the Manager, the Board concluded that this was not a factor that needed to be considered at this time.

Fall-Out Benefits. The Board considered so-called “fall-out benefits” that could be derived by the Manager and its affiliates from their relationship with the Equities Plus Portfolio and the Morgan Stanley Fund Complex, such as “float” benefits which would be derived from handling of checks for purchases and redemptions of Equities Plus Portfolio shares through a broker-dealer affiliate of the Manager and “soft dollar” benefits (discussed in the next section). The Board also considered that a broker-dealer affiliate of the Manager will receive from the Adviser Class Shares of the Equities Plus Portfolio 12b-1 fees for shareholder services. The Board also considered that an affiliate of the Manager, through a joint venture, receives revenue in connection with trading that might be done on behalf of the Equities Plus Portfolio through an electronic trading system network (“ECN”). The Board concluded, based on its experience with other funds managed by the Manager, that the float benefits and the above-referenced ECN-related revenue were likely to be relatively small and that the 12b-1 fees were competitive with those of other broker-dealer affiliates of investment advisers of mutual funds.

Soft Dollar Benefits. The Board considered whether the Manager would realize any benefits as a result of brokerage transactions executed through “soft dollar” arrangements. Under such arrangements, brokerage commissions paid by the Equities Plus Portfolio and/or other funds managed by the Manager would be used to pay for research that a securities broker obtains from third parties, or to pay for both research and execution services from securities brokers who effect transactions for the Equities Plus Portfolio. The Manager informed the Board that it will not use Equities Plus Portfolio commissions to pay for third party research. It does expect to use commissions to pay for research which is bundled with execution services. The Board recognized that the receipt of such research from brokers may reduce the Manager’s costs but concluded that the receipt of such research would strengthen the investment management resources of the Manager, which may ultimately benefit the Equities Plus Portfolio and other funds in the Morgan Stanley Fund Complex.

Manager Financially Sound and Financially Capable of Meeting the Equities Plus Portfolio’s Needs. The Board considered whether the Manager is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board noted that the Manager’s operations remain profitable, although increased expenses in recent years have reduced the Manager’s profitability. The Board concluded that the Manager has the financial resources necessary to fulfill its obligations under the Management Agreement.

Historical Relationship Between the Fund and the Manager. The Board also reviewed and considered the historical relationship between the Fund and the Manager, including the organizational structure of the Manager, the policies and procedures formulated and adopted by the Manager for managing the Equities Plus Portfolio’s operations and the Board’s confidence in the competence and integrity of the senior managers and key personnel of the Manager. The Board concluded that it is beneficial for the Fund to continue its relationship with the Manager with respect to the Equities Plus Portfolio.

Other Factors and Current Trends. The Board considered the controls and procedures adopted and implemented by the Manager and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Manager indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Equities Plus Portfolio’s business.

General Conclusion. After considering and weighing all of the above factors, the Board concluded it would be in the best interest of the Equities Plus Portfolio and its shareholders to approve the Management Agreement, which will remain in effect for two years and thereafter must be approved annually by the Board if it is to continue in effect.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement and investment sub-advisory agreement with respect to each of Portfolios except for the Equities Plus Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended September 30, 2005.

Portfolio Managers

Other Accounts Managed by the Portfolio Managers. Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest. For purposes of the information provided below, a mandate pursuant to which the Adviser of one of its affiliates acts as an adviser or subadviser to a “wrap fee” account is considered one account.

Portfolio Manager Compensation Structure

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation. Discretionary compensation can include:

•	Cash Bonus;

•	Morgan Stanley’s Equity Incentive Compensation Program (EICP) awards—a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

•	Investment Management Deferred Compensation Plan (IMDCP) awards—a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 75% of the IMDCP deferral into a combination of a money market fund and the designated funds they manage that are included in the IMDCP fund menu, which may or may not include one of the Portfolios;

•	Voluntary Deferred Compensation Plans—voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Adviser or its affliates; and/or (2) in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

•	Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund’s primary benchmark (as set forth in the fund’s prospectus), indices and/or peer groups. Generally, the greatest weight is placed on the three- and five-year periods.

•	Revenues generated by the investment companies, pooled investment vehicles and other accounts manages by the portfolio manager.

•	Contribution to the business objectives of the Investment Adviser.

•	The dollar amount of assets managed by the portfolio manager.

•	Market compensation survey research by independent third parties.

•	Other qualitative factors, such as contributions to client objectives.

•	Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.

Advisory Foreign Fixed Income Portfolio

Advisory Foreign Fixed Income II Portfolio

International Fixed Income Portfolio

Other Accounts Managed by the Portfolio Managers. As of September 30, 2005: J. David Germany managed four mutual funds with a total of approximately $283.3 million in assets; five pooled investment vehicles other than mutual funds with a total of approximately $3.4 billion in assets; and 32 other accounts with a total of approximately $6.6 billion in assets. Of these other accounts, eight accounts with a total of approximately $2.2 billion in assets had performance-based fees. Christian G. Roth managed eight mutual funds with a total of approximately $1.6 billion in assets; four pooled investment vehicles other than mutual funds with a total of approximately $866.1 million in assets; and six other accounts with a total of approximately $1.1 billion in assets. Of these other accounts, one account with a total of approximately $217.7 million in assets had performance-based fees. Michael B. Kushma managed seven mutual funds with a total of approximately $1.8 billion in assets; seven pooled investment vehicles other than mutual funds with a total of approximately $5.5 billion in assets; and 23 other accounts with a total of approximately $5.4 billion in assets. Of these other accounts, five accounts with a total of approximately $1.6 billion in assets had performance-based fees. Paul O’Brien managed nine mutual funds with a total of approximately $2.6 billion in assets; no pooled investment vehicles other than mutual funds; and eight other accounts with a total of approximately $2.5 billion in assets. Of these other accounts, one account with a total of approximately $1.3 billion in assets had performance-based fees.

Securities Ownership of Portfolio Managers. With respect to the Advisory Foreign Fixed Income Portfolio and the Advisory Foreign Fixed Income II Portfolio, shares of these Portfolios are available only to private advisory clients of the Adviser, and not to the portfolio managers. Therefore, as of September 30, 2005, none of the portfolio managers beneficially owned any shares of these Portfolios. With respect to the International Fixed Income Portfolio, as of September 30, 2005, the dollar range of securities beneficially owned by each of J. David Germany, Christian G. Roth, Michael B. Kushma and Paul F. O’Brien in the Portfolio was $0, $100,001-$500,000, $0 and $10,001-$50,000, respectively.

Advisory Mortgage Portfolio

Mortgage Advisory Portfolio1

Other Accounts Managed by the Portfolio Managers. As of September 30, 2005: Robert M. Sella managed 15 mutual funds with a total of approximately $10.6 billion in assets; no pooled investment vehicles other than mutual funds; and 31 other accounts with a total of approximately $7.8 billion in assets. Of these other accounts, two accounts with a total of approximately $709.7 million in assets had performance-based fees. Scott F. Richard managed eight mutual funds with a total of approximately $12.1 billion in assets; two pooled investment vehicles other than mutual funds with a total of approximately $516.2 million in assets; and nine other accounts with a total of approximately $2.3 billion in assets. Of these other accounts, one account with a total of approximately $258.3 million in assets had performance-based fees. Michael M. Luo managed eight mutual funds with a total of approximately $9.7 billion in assets; no pooled investment vehicles other than mutual funds; and eight other accounts with a total of approximately $258.3 million in assets had performance-based fees. Michael M. Luo managed eight mutual funds with a total of approximately $9.7 billion in assets; no pooled investment vehicles other than mutual funds; and eight other accounts with a total of approximately $926.1 million in assets. Of these other accounts, one account with a total of approximately $208.8 million in assets had performance-based fees.

Securities Ownership of Portfolio Managers. Shares of the Advisory Mortgage Portfolio are available only to private advisory clients of the Adviser, and not to the portfolio managers. Therefore, as of September 30, 2005, none of the portfolio managers beneficially owned any shares of this Portfolio. As of the date of this SAI, the Mortgage Advisory Portfolio is not yet operational.

Balanced Portfolio

Other Accounts Managed by the Portfolio Managers. As of January 31, 2005: Steven K. Kreider managed one mutual fund with a total of approximately $     million in assets; no pooled investment vehicles other than mutual funds; and      other accounts with a total of approximately $     billion in assets. Neil Stone managed two mutual funds with a total of approximately $     billion in assets; no pooled investment vehicles other than mutual funds; and      other accounts with a total of approximately $     billion in assets.

Securities Ownership of Portfolio Managers. [to follow]

[1]	As of the date of this SAI, this Portfolio is not yet operational.

Core Fixed Income Portfolio

Investment Grade Fixed Income Portfolio

Intermediate Duration Portfolio

Other Accounts Managed by the Portfolio Managers. As of September 30, 2005: W. David Armstrong managed 15 mutual funds with a total of approximately $7.3 billion in assets; no pooled investment vehicles other than mutual funds; and six other accounts with a total of approximately $798 million in assets. David S. Horowitz managed 21 mutual funds with a total of approximately $21.7 billion in assets; one pooled investment vehicle other than mutual funds with a total of approximately $25 million in assets; and 36 others accounts with a total of approximately $6.9 billion in assets. Of these other accounts, three accounts with a total of approximately $1.7 billion in assets had performance-based fees.

Securities Ownership of Portfolio Managers. As of September 30, 2005, none of the portfolio managers beneficially owned any shares of the Core Fixed Income Portfolio, the Investment Grade Fixed Income Portfolio or the Intermediate Duration Portfolio.

Core Plus Fixed Income Portfolio

Other Accounts Managed by the Portfolio Managers. As of September 30, 2005: W. David Armstrong managed 15 mutual funds with a total of approximately $7.3 billion in assets; no pooled investment vehicles other than mutual funds; and six other accounts with a total of approximately $798 million in assets. Roberto M. Sella managed 15 mutual funds with a total of approximately $10.6 billion in assets; no pooled investment vehicles other than mutual funds; and 31 other accounts with a total of approximately $7.8 billion in assets. Of these other accounts, two accounts with a total of approximately $709.7 million in assets had performance-based fees.

Securities Ownership of Portfolio Managers. As of September 30, 2005, the dollar range of securities beneficially owned by each of W. David Armstrong and Roberto M. Sella in the Portfolio was $10,001-$50,000 and $500,001-$1 million, respectively.

Equities Plus Portfolio [to come]

Equity Portfolio

Other Accounts Managed by the Portfolio Managers. As of September 30, 2005: James A. Gilligan managed 21 mutual funds with a total of approximately $30.7 billion in assets; no pooled investment vehicles other than mutual funds; and 2,511 other accounts (which include separate accounts managed under certain “wrap fee” programs) with a total of approximately $1.1 billion in assets. James O. Roeder managed 21 mutual funds with a total of approximately $30.7 billion in assets; no pooled investment vehicles other than mutual funds; and 2,511 other accounts (which include separate accounts managed under certain “wrap fee” programs) with a total of approximately $1.1 billion in assets. Thomas B. Bastian managed 21 mutual funds with a total of approximately $30.7 billion in assets; no pooled investment vehicles other than mutual funds; and 2,511 other accounts (which include separate accounts managed under certain “wrap fee” programs) with a total of approximately $1.1 billion in assets. Sergio Marcheli managed 21 mutual funds with a total of approximately $30.7 billion in assets; no pooled investment vehicles other than mutual funds; and 2,511 other accounts (which include separate accounts managed under certain “wrap fee” programs) with a total of approximately $1.1 billion in assets. Vincent E. Vizachero managed 21 mutual funds with a total of approximately $30.7 billion in assets; no pooled investment vehicles other than mutual funds; and 2,511 other accounts (which include separate accounts managed under certain “wrap fee” programs) with a total of approximately $1.1 billion in assets.

Securities Ownership of Portfolio Managers. As of September 30, 2005, the dollar range of securities beneficially owned by each of James A. Gilligan, James O. Roeder, Thomas B. Bastian, Sergio Marcheli and Vincent E. Vizachero in the Portfolio was $0(1), $0(1), $0, $0 and $10,001-$50,000, respectively.

(1)	This amount does not include investments made by the portfolio manager in one or more mutual funds managed by the same portfolio management team pursuant to a similar investment strategy.

High Yield Portfolio

Other Accounts Managed by the Portfolio Managers. As of September 30, 2005: David S. Horowitz managed 21 mutual funds with a total of approximately $21.7 billion in assets; one pooled investment vehicle other than mutual funds with a total of approximately $25 million in assets; and 36 others accounts with a total of approximately $6.9 billion in assets. Of these other accounts, three accounts with a total of approximately $1.7 billion in assets had performance-based fees. Joshua M. Givelber managed seven mutual funds with a total of approximately $1.7 billion in assets; no pooled investment vehicles other than mutual funds; and no other accounts. Gerhardt P. Herbert managed five mutual funds with a total of approximately $4.1 billion in assets; no pooled investment vehicles other than mutual funds; and no other accounts.

Securities Ownership of Portfolio Managers. As of September 30, 2005, the dollar range of securities beneficially owned by each of David S. Horowitz, Joshua M. Givelber and Gerhardt P. Herbert in the Portfolio was $0, $10,001-$50,000(1) and $0, respectively.

Investment Grade Credit Advisory Portfolio(2)

Other Accounts Managed by the Portfolio Managers. As of September 30, 2005: David S. Horowitz managed 21 mutual funds with a total of approximately $21.7 billion in assets; one pooled investment vehicle other than mutual funds with a total of approximately $25 million in assets; and 36 others accounts with a total of approximately $6.9 billion in assets. Of these other accounts, three accounts with a total of approximately $1.7 billion in assets had performance-based fees. Gerhardt P. Herbert managed five mutual funds with a total of approximately $4.1 billion in assets; no pooled investment vehicles other than mutual funds; and no other accounts.

Securities Ownership of Portfolio Managers. As of the date of this SAI, this Portfolio is not yet operational.

Limited Duration Portfolio

Other Accounts Managed by the Portfolio Managers. As of September 30, 2005: William T. Lawrence managed five mutual funds with a total of approximately $2.4 billion in assets; no pooled investment vehicles other than mutual funds; and 15 other accounts with a total of approximately $2.1 billion in assets. Paul O’Brien managed nine mutual funds with a total of approximately $2.6 billion in assets; no pooled investment vehicles other than mutual funds; and eight other accounts with a total of approximately $2.5 billion in assets. Of these other accounts, one account with a total of approximately $1.3 billion in assets had performance-based fees.

Securities Ownership of Portfolio Managers. As of September 30, 2005, the dollar range of securities beneficially owned by each of William T. Lawrence and Paul O’Brien in the Portfolio was $10,001-$50,000 and $0, respectively.

Mid Cap Growth Portfolio

Other Accounts Managed by the Portfolio Managers. As of September 30, 2005: Dennis P. Lynch managed 33 mutual funds with a total of approximately $14.5 billion in assets; four pooled investment vehicles other than mutual funds with a total of approximately $962.5 million in assets; and 11,744 other accounts (which include separate accounts managed under certain “wrap fee” programs). Of these other accounts, one account with a total of approximately $208.8 million in assets had performance-based fees. David S. Cohen managed 33 mutual funds with a total of approximately $14.5 billion in assets; four pooled investment vehicles other than mutual funds with a total of approximately $962.5 million in assets; and 11,744 other accounts (which include separate

(1)	This amount does not include investments made by the portfolio manager in one or more mutual funds managed by the same portfolio management team pursuant to a similar investment strategy.

(2)	As of the date of this SAI, this Portfolio is not yet operational.

accounts managed under certain “wrap fee” programs). Of these other accounts, one account with a total of approximately $208.8 million in assets had performance-based fees. Sam G. Chainani managed 33 mutual funds with a total of approximately $14.5 billion in assets; four pooled investment vehicles other than mutual funds with a total of approximately $962.5 million in assets; and 11,744 other accounts (which include separate accounts managed under certain “wrap fee” programs). Of these other accounts, one account with a total of approximately $208.8 million in assets had performance-based fees. Alexander Norton managed 33 mutual funds with a total of approximately $14.5 billion in assets; four pooled investment vehicles other than mutual funds with a total of approximately $962.5 million in assets; and 11,744 other accounts (which include separate accounts managed under certain “wrap fee” programs). Of these other accounts, one account with a total of approximately $208.8 million in assets had performance-based fees.

Securities Ownership of Portfolio Managers. As of September 30, 2005, the dollar range of securities beneficially owned by each of Dennis P. Lynch, David S. Cohen, Sam G. Chainani and Alexander Norton in the Portfolio was $100,001-$500,000, $100,001-$500,000, $10,001-$50,000 and $10,001-$50,000, respectively.

Municipal Portfolio

Other Accounts Managed by the Portfolio Managers. As of September 30, 2005: Steven K. Kreider managed one mutual fund with a total of approximately $509.1 million in assets; no pooled investment vehicles other than mutual funds; and 31 other accounts with a total of approximately $4.8 billion in assets. Neil Stone managed two mutual funds with a total of approximately $1.7 billion in assets; no pooled investment vehicles other than mutual funds; and 13 other accounts with a total of approximately $2.7 billion in assets.

Securities Ownership of Portfolio Managers. As of September 30, 2005, the dollar range of securities beneficially owned by each of Steven K. Kreider and Neil Stone in the Portfolio was $0 and $50,001-$100,000, respectively.

U.S. Mid Cap Value Portfolio

Other Accounts Managed by the Portfolio Managers. As of September 30, 2005: James A. Gilligan managed 21 mutual funds with a total of approximately $30.7 billion in assets; no pooled investment vehicles other than mutual funds; and 2,511 other accounts (which include separate accounts managed under certain “wrap fee” programs) with a total of approximately $1.1 billion in assets. James O. Roeder managed 21 mutual funds with a total of approximately $30.7 billion in assets; no pooled investment vehicles other than mutual funds; and 2,511 other accounts (which include separate accounts managed under certain “wrap fee” programs) with a total of approximately $1.1 billion in assets. Thomas B. Bastian managed 21 mutual funds with a total of approximately $30.7 billion in assets; no pooled investment vehicles other than mutual funds; and 2,511 other accounts (which include separate accounts managed under certain “wrap fee” programs) with a total of approximately $1.1 billion in assets. Thomas R. Cooper managed one mutual fund with a total of approximately $466.8 million in assets; no pooled investment vehicles other than mutual funds; and no other accounts. Sergio Marcheli managed 21 mutual funds with a total of approximately $30.7 billion in assets; no pooled investment vehicles other than mutual funds; and 2,511 other accounts (which include separate accounts managed under certain “wrap fee” programs) with a total of approximately $1.1 billion in assets. Vincent E. Vizachero managed 21 mutual funds with a total of approximately $30.7 billion in assets; no pooled investment vehicles other than mutual funds; and 2,511 other accounts (which include separate accounts managed under certain “wrap fee” programs) with a total of approximately $1.1 billion in assets.

Securities Ownership of Portfolio Managers. As of September 30, 2005, the dollar range of securities beneficially owned by each of James A. Gilligan, James O. Roeder, Thomas B. Bastian, Thomas R. Cooper, Sergio Marcheli and Vincent E. Vizachero in the Portfolio was $100,001-$500,000(1), $100,001-$500,000(1), $50,001-$100,000, $1-$10,000, $1-$10,000 and $10,001-$50,000, respectively.

U.S. Small Cap Value Portfolio

Other Accounts Managed by the Portfolio Managers. As of September 30, 2005: Richard Glass managed four mutual funds with a total of approximately $2 billion in assets; no pooled investment vehicles other than mutual funds; and 2,973 other accounts (which include separate accounts managed under certain “wrap fee” programs) with a total of approximately $368.3 million in assets. As of January 30, 2006, Alexander Yaggy managed one mutual fund with a total of approximately $758.9 million in assets; no pooled investment vehicles other than mutual funds; and no other accounts.

Securities Ownership of Portfolio Managers. As of September 30, 2005, the dollar range of securities beneficially owned by each of Richard Glass and Alexander Yaggy in the Portfolio was $0(1) and $0, respectively.

Value Portfolio

Other Accounts Managed by the Portfolio Managers. As of September 30, 2005: B. Robert Baker managed 16 mutual funds with a total of approximately $24.9 billion in assets; two pooled investment vehicles other than mutual funds with a total of approximately $1.4 billion in assets; and 19,730 other accounts (which include separate accounts managed under certain “wrap fee” programs) with a total of approximately $2.2 billion in assets. Kevin C. Holt managed 16 mutual funds with a total of approximately $24.9 billion in assets; two pooled investment vehicles other than mutual funds with a total of approximately $1.4 billion in assets; and 19,730 other accounts (which include separate accounts managed under certain “wrap fee” programs) with a total of approximately $2.2 billion in assets. Jason S. Leder managed 16 mutual funds with a total of approximately $24.9 billion in assets; two pooled investment vehicles other than mutual funds with a total of approximately $1.4 billion in assets; and 19,730 other accounts (which include separate accounts managed under certain “wrap fee” programs) with a total of approximately $2.2 billion in assets.

Securities Ownership of Portfolio Managers. As of September 30, 2005, the dollar range of securities beneficially owned by each of B. Robert Baker, Kevin C. Holt and Jason S. Leder in the Portfolio was $100,001-$500,000(1), $50,001-$100,000(1) and $100,001-$500,000(1), respectively.

(1)	This amount does not include investments made by the portfolio manager in one or more mutual funds managed by the same portfolio management team pursuant to a similar investment strategy

PRINCIPAL UNDERWRITER

Morgan Stanley Distribution, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, with its principal office at One Tower Bridge, 100 Front Street, Suite 1100, West Conshohocken, Pennsylvania 19428-2881, distributes the shares of the Fund. Under the Distribution Agreement, the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of the Fund’s shares. The Distribution Agreement continues in effect so long as such continuance is approved at least annually by the Fund’s Board, including a majority of those Trustees who are not parties to such Distribution Agreement nor interested persons of any such party. The Distribution Agreement provides that the Fund will bear the costs of the registration of its shares with the SEC and various states and the printing of its prospectuses, statements of additional information and reports to shareholders.

Shareholder Service Agreement. The Fund has entered into a Shareholder Service Agreement with the Distributor whereby the Distributor will compensate service providers who provide certain services to clients who beneficially own Investment Class shares of the Portfolios described in the Investment Class prospectus. Each Portfolio (offering Investment Class shares) will pay to the Distributor a fee at the annual rate of 0.15% of the average daily net assets of such Portfolio attributable to the Investment Class shares serviced by the service provider, which fee will be computed daily and paid monthly. During the fiscal year ended September 30, 2005, the Balanced, Core Plus Fixed Income, High Yield, Intermediate Duration, U.S. Mid Cap Value and Value

Portfolios paid $5,113, $331,314, $1,739, $320,121, $9,731 and $78,566, respectively, to compensate the Distributor under this Shareholder Service Agreement.

Other than $23,285 of fees retained by the Distributor, fees paid to the Distributor during the fiscal year were used to reimburse third-parties for shareholder service-related activities performed on behalf of the Fund.

DISTRIBUTION OF SHARES

The Fund’s Distribution Plan provides that the Adviser Class Shares will pay the Distributor an annualized fee of up to 0.25% of the average daily net assets of each Portfolio attributable to Adviser Class Shares, which the Distributor can use to compensate broker/dealers and service providers which provide distribution services to Adviser Class Shareholders or their customers who beneficially own Adviser Class Shares. The Distributor may retain any portion of the fees it does not expend in meeting its obligations to the Fund.

The Fund has adopted the Distribution Plan in accordance with the provisions of Rule 12b-1 under the 1940 Act which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Trustees of the Fund and the Trustees who are not “interested persons” of the Fund within the meaning of the 1940 Act. The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount which may be spent thereunder without approval by a majority of the outstanding Adviser Class Shares of the Fund. All material amendments of the Plan will require approval by a majority of the Trustees of the Fund and of the Trustees who are not “interested persons” of the Fund. For the fiscal year ended September 30, 2005, the Balanced, Core Fixed Income, Core Plus Fixed Income, Equity, High Yield, Investment Grade Fixed Income, Mid Cap Growth, U.S. Mid Cap Value, U.S. Small Cap Value and Value Portfolios paid $108,333, $24,875, $280,090, $4, $33,453, $1,803, $1,988,626, $114,967, $62,134, and $2,863,306, respectively, in distribution fees pursuant to the Distribution Plan.

Other than $58,273 of fees retained by the Distributor, fees paid to the Distributor during the fiscal year were used to reimburse third-parties for distribution-related services performed on behalf of the Fund.

Revenue Sharing

The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of the Portfolios, to affiliates, certain insurance companies and/or other financial intermediaries (“Intermediaries”) in connection with the sale or retention of shares of the Portfolios and/or shareholder servicing. For example, the Adviser or the Distributor may pay additional compensation to Intermediaries for the purpose of promoting the sale of Portfolio shares, maintaining share balances and/or for sub-accounting, recordkeeping, administrative or transaction processing services. Such payments are in addition to any distribution-related or shareholder servicing fees that may be payable by the Portfolios. The additional payments are generally based on current assets but may also be based on other measures as determined from time to time by the Adviser or Distributor (e.g., gross sales or number of accounts). The amount of these payments, as determined from time to time by the Adviser or the Distributor, may be different for different Intermediaries.

The additional payments currently made to certain affiliated entities of the Adviser or the Distributor (“Affiliated Entities”) and Intermediaries include the following annual amounts paid out of the Adviser’s or the Distributor’s own funds:

(1)	With respect to Affiliated Entities, an amount equal to 35% of each Portfolio’s advisory fees accrued from the average daily net assets of shares of the Portfolio held in the Affiliated Entity’s accounts;

(2)	An amount up to 0.10% of the average daily net assets of shares of the Portfolio held in the Intermediaries’ accounts; and

(3)	With respect to Investment Class shares held through Morgan Stanley’s Stable Value Program, an amount up to 0.22% of the average daily net assets of such shares to Affiliated Entities or Intermediaries.

The prospect of receiving, or the receipt of, additional compensation as described above by Affiliated Entities or other Intermediaries, may provide Affiliated Entities and such Intermediaries and their representatives or employees with an incentive to favor sales of shares of the Portfolios over other investment options with respect to which the Affiliated Entity or Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of a Portfolio. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Portfolio shares. Investors should review carefully any disclosure provided by an Affiliated Entity or Intermediary as to its compensation.

FUND ADMINISTRATION

Morgan Stanley Investment Management Inc. also serves as Administrator to the Fund pursuant to an Amended and Restated Administration Agreement dated as of November 1, 2004. Under its Amended and Restated Administration Agreement with the Fund, Morgan Stanley Investment Management Inc. receives an annual fee, accrued daily and payable monthly, of 0.08% of the Fund’s average daily net assets, and is responsible for all fees payable under any sub-administration agreements. JPMorgan Investor Services Co. provides fund accounting and other services pursuant to a sub-administration agreement.

For the fiscal years ended September 30, 2003, 2004 and 2005, the Fund paid the following administrative fees (no administrative fees were waived):

	Administrative Fees Paid
Portfolio	2003 (000)	2004 (000)	2005 (000)
Equities Plus Portfolio*	*	*	*
Equity Portfolio	$143	$135	$153
Mid Cap Growth Portfolio	688	977	1,153
U.S. Mid Cap Value Portfolio	525	309	176
U.S. Small Cap Value Portfolio	450	429	297
Value Portfolio	787	951	1,200
Core Fixed Income Portfolio	270	202	194
Core Plus Fixed Income Portfolio	3,028	2,048	1,979
High Yield Portfolio	282	251	213
Intermediate Duration Portfolio	106	105	178
International Fixed Income Portfolio	85	108	137
Investment Grade Fixed Income Portfolio	451	442	429
Limited Duration Portfolio	411	657	830
Municipal Portfolio	227	285	353
Balanced Portfolio	248	229	209
Advisory Foreign Fixed Income Portfolio	35	104	48
Advisory Foreign Fixed Income II Portfolio	7	20	12
Advisory Mortgage Portfolio	5,341	3,676	2,773
Mortgage Advisory Portfolio*	*	*	*
Investment Grade Credit Advisory Portfolio*	*	*	*

*	Not operational during the period.

OTHER SERVICE PROVIDERS

Custodian. JPMorgan Chase Bank, N.A., located at 3 Chase MetroTech Center, Brooklyn, NY 11245, serves as Custodian for the Fund. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act.

Transfer and Dividend Disbursing Agent. JPMorgan Investor Services Company, 73 Tremont Street, Boston, MA 02108-3913, serves as the Funds’ Transfer Agent and Dividend Disbursing Agent.

Independent Registered Public Accounting Firm.                                                                                  , serves as independent registered public accounting firm for the Fund and audits the annual financial statements of each Portfolio.

Fund Counsel. Clifford Chance US LLP, located at 31 West 52nd Street, New York, NY 10019, acts as the Fund’s legal counsel.

BROKERAGE TRANSACTIONS

Portfolio Transactions

The Investment Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for each of the Fund’s Portfolios and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolios. In so doing, the Adviser will consider all matters it deems relevant, including the following: the Adviser’s knowledge of negotiated commission rates and spreads currently available; the nature of the security or instrument being traded; the size and type of the transaction; the nature and character of the markets for the security or instrument to be purchased or sold; the desired timing of the transaction; the activity existing and expected in the market for the particular security or instrument; confidentiality; the execution, clearance, and settlement capabilities of the broker or dealer selected and other brokers or dealers considered; the reputation and perceived soundness of the broker or dealer selected and other brokers or dealers considered; the Adviser’s knowledge of any actual or apparent operational problems of a broker or dealer; and the reasonableness of the commission or its equivalent for the specific transaction.

In seeking to implement the Fund’s policies, the Adviser effects transactions with those brokers and dealers who the Adviser believes provide the most favorable prices and are capable of providing efficient executions. If the Adviser believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Portfolios or the Adviser. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Adviser from brokers and dealers may be of benefit to them and any of their asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly.

The Adviser is prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of advised investment companies. However, the Adviser may place Portfolio orders with qualified broker-dealers who recommend the Portfolios or who act as agents in the purchase of shares of the Portfolios for their clients.

The Adviser and certain of its affiliates currently serve as investment adviser to a number of clients, including other investment companies, and may in the future act as investment adviser to others. It is the practice of the Adviser and its affiliates to cause purchase and sale transactions to be allocated among clients whose assets they manage (including the Fund) in such manner they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the Portfolios and other client accounts. The Adviser and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

As a wholly-owned subsidiary of Morgan Stanley, the Adviser is affiliated with certain U.S.-registered broker-dealers and foreign broker-dealers (collectively, the “Affiliated Brokers”). The Adviser may, in the exercise of its discretion under its Investment Advisory Agreement, effect transactions in securities or other instruments for the Fund through the Affiliated Brokers.

Commissions Paid

For the fiscal years ended September 30, 2003, 2004 and 2005, the Fund paid brokerage commissions of approximately $22,142,421, $13,303,646 and $6,802,686, respectively. For the fiscal years ended September 30, 2003, 2004 and 2005, the Fund paid in the aggregate, $208,315, $308,515 and $123,688, respectively, as brokerage commissions to Morgan Stanley & Co. Incorporated (“Morgan Stanley & Co.”), an affiliated broker- dealer. For the fiscal year ended September 30, 2005, the brokerage commissions paid to Morgan Stanley & Co. represented approximately 1.82% of the total brokerage commissions paid by the Fund during the period and were paid on account of transactions having an aggregate dollar value equal to approximately 0.88% of the aggregate dollar value of all portfolio transactions of the Fund during the period for which commissions were paid. For the fiscal years ended September 30, 2003, 2004 and 2005, the Fund did not pay any brokerage commissions to Morgan Stanley DW Inc., (“DW”), an affiliated broker-dealer.

For the fiscal year ended September 30, 2005, each Portfolio of the Fund paid brokerage commissions, including brokerage commissions paid to affiliated broker-dealers as follows:

	Fiscal Year Ended September 30, 2005
Portfolio	Total ($)	Percent of Total Commissions to Morgan Stanley & Co.
Equities Plus Portfolio*	*	*
Equity	$215,010	1.64%
Mid Cap Growth	3,227,659	1.32%
U.S. Mid Cap Value	596,109	3.82%
U.S. Small Cap Value	728,404	4.65%
Value	1,202,252	1.70%
Core Fixed Income	22,140	0.00%
Core Plus Fixed Income	197,376	0.00%
High Yield	426	0.00%
Intermediate Duration	14,817	0.00%
International Fixed Income	3,634	0.00%
Investment Grade Fixed Income	43,225	0.00%
Limited Duration	57,438	0.00%
Municipal	62,224	0.00%
Balanced	237,626	0.25%
Advisory Foreign Fixed Income	8,540	0.00%
Advisory Foreign Fixed Income II	2,160	0.00%
Advisory Mortgage	183,648	0.00%
Mortgage Advisory Portfolio*	*	*
Investment Grade Credit Advisory Portfolio*	*	*

*	Not operational during the period.

For the fiscal years ended September 30, 2004 and September 30, 2003 each Portfolio of the Fund paid brokerage commissions, including brokerage commissions paid to affiliated broker-dealers as follows:

Brokerage Commissions Paid During Fiscal Years Ended September 30, 2004 and 2003

	Fiscal Year Ended September 30, 2004		Fiscal Year Ended September 30, 2003
Portfolio	Total	Morgan Stanley & Co.	Total	Morgan Stanley & Co.
Equities Plus Portfolio*	*	*	*	*
Equity	$323,517	0.40%	$453,411	0.00%
Mid Cap Growth	4,635,723	1.19	6,385,784	0.28
U.S. Mid Cap Value	2,103,851	1.19	5,632,484	1.81
U.S. Small Cap Value	2,359,033	8.69	5,332,342	0.00
Value	2,877,436	0.61	2,562,204	3.39
Core Fixed Income	21,882	0.00	26,974	0.00
Core Plus Fixed Income	207,094	0.00	405,958	0.00
High Yield	25,685	0.00	22,360	0.00
Intermediate Duration	10,351	0.00	21,034	0.00
International Fixed Income	8,218	0.00	4,032	0.00
Investment Grade Fixed Income	33,253	0.00	47,260	0.00
Limited Duration	49,393	0.00	42,623	0.00
Municipal	28,606	0.00	42,641	0.00
Balanced	414,953	1.14	454,148	0.41
Advisory Foreign Fixed Income	16,624	0.00	4,800	0.00
Advisory Foreign Fixed Income II	3,254	0.00	1,732	0.00
Advisory Mortgage	184,773	0.00	329,982	0.00
Mortgage Advisory Portfolio*	*	*	*	*
Investment Grade Credit Advisory Portfolio*	*	*	*	*

*	Not operational during the period.

Directed Brokerage. During the fiscal year ended September 30, 2005, the Portfolios paid brokerage commissions to brokers because of research services provided as follows:

Portfolio	Brokerage Commissions Directed in Connection with Research Services Provided for Fiscal Year Ended September 30, 2005	Aggregate Dollar Amount of Transactions for which Such Commissions were Paid for Fiscal Year Ended September 30, 2005
Equities Plus Portfolio*	*	*
Equity	$4,692	$5,413,954
Mid Cap Growth	190,074	189,330,568
U.S. Mid Cap Value	6,838	5,150,507
U.S. Small Cap Value	45,014	24,259,294
Value	28,112	33,555,448
Core Fixed Income	—	—
Core Plus Fixed Income	—	—
High Yield	—	—
Intermediate Duration	—	—
International Fixed Income	—	—
Investment Grade Fixed Income	—	—
Limited Duration	—	—
Municipal	—	—
Balanced	18,625	13,590,531
Advisory Foreign Fixed Income	—	—
Advisory Foreign Fixed Income II	—	—
Advisory Mortgage	—	—
Mortgage Advisory Portfolio*	*	*
Investment Grade Credit Advisory Portfolio*	*	*

*	No information is provided for the Mortgage Advisory and Investment Grade Credit Advisory Portfolios because they were not operational during the last fiscal year ended September 30, 2005.

Regular Broker-Dealers. The Fund’s regular broker-dealers are (i) the ten broker-dealers that received the greatest dollar amount of brokerage commissions from the Fund; (ii) the ten broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions; and (iii) the ten broker-dealers that sold the largest dollar amount of Portfolio shares. During the fiscal year ended September 30, 2005, the following Portfolios purchased securities issued by the Fund’s regular broker-dealers:

VALUE OF PORTFOLIO HOLDING

Portfolio	Regular Broker-Dealer	Value of Portfolio Holding as of September 30, 2005
Advisory Mortgage Portfolio	J.P. Morgan Chase & Co.	$852,000
	Citigroup, Inc.	$806,000

Balanced Portfolio	Citigroup, Inc.	$3,720,000
	Merrill Lynch & Co., Inc.	$2,456,000
	J.P. Morgan Chase & Co.	$1,737,000
	Lehman Brothers Holdings, Inc.	$1,044,000
	Goldman Sachs Group, Inc.	$885,000
	Bank of America Corporation	$884,000
	Prudential Holdings LLC	$659,000

Core Fixed Income Portfolio	Citigroup, Inc.	$2,404,000
	Merrill Lynch & Co., Inc.	$2,182,000
	J.P. Morgan Chase & Co.	$1,646,000
	Prudential Holdings LLC	$126,000

Core Plus Fixed Income Portfolio	Citigroup, Inc.	$42,682,000
	Merrill Lynch & Co., Inc.	$23,415,000
	J.P. Morgan Chase & Co.	$19,952,000
	Prudential Holdings LLC	$2,297,000

Equity Portfolio	J.P. Morgan Chase & Co.	$4,901,000
	Citigroup, Inc.	$4,219,000
	Merrill Lynch & Co., Inc.	$4,148,000
	Lehman Brothers Holdings, Inc.	$2,876,000
	Bank of America Corporation	$2,491,000
	Prudential Securities, Inc.	$1,617,000
	Goldman Sachs Group, Inc.	$1,076,000

Intermediate Duration Portfolio	Citigroup, Inc.	$1,864,000
	Bank of America Corporation	$1,773,000
	Merrill Lynch & Co., Inc.	$1,321,000
	Prudential Holdings LLC	$642,000
	Goldman Sachs Group, Inc.	$485,000
	J.P. Morgan Chase & Co.	$343,000
	Lehman Brothers Holdings, Inc.	$289,000

International Fixed Income Portfolio	Citigroup, Inc.	$2,818,000
	Merrill Lynch & Co., Inc.	$2,051,000
	J.P. Morgan Chase & Co.	$1,423,000
	Lehman Brothers Holdings, Inc.	$1,044,000
	Bank of America Corporation	$884,000
	Goldman Sachs Group, Inc.	$860,000
	Prudential Holdings LLC	$659,000

Investment Grade Fixed Income Portfolio	Merrill Lynch & Co., Inc.	$4,941,000
	J.P. Morgan Chase & Co.	$3,396,000
	Citigroup, Inc.	$1,771,000
	Goldman Sachs Group, Inc.	$1,429,000
	Prudential Holdings LLC	$372,000

Portfolio	Regular Broker-Dealer	Value of Portfolio Holding as of September 30, 2005

Limited Duration Portfolio	Bank of America Corporation	$6,126,000
	Merrill Lynch & Co., Inc.	$5,466,000
	Citigroup, Inc.	$4,760,000
	Lehman Brothers Holdings, Inc.	$4,339,000
	Prudential Holdings LLC	$3,107,000
	Goldman Sachs Group, Inc.	$2,823,000
	J.P. Morgan Chase & Co.	$1,446,000

Value Portfolio	Bank of America Corporation	$45,148,000
	Citigroup, Inc.	$42,047,000
	J.P. Morgan Chase & Co.	$11,991,000
	Merrill Lynch & Co., Inc.	$11,804,000
	Lehman Brothers Holdings, Inc.	$3,366,000

Portfolio Turnover. The Portfolios generally do not invest for short-term trading purposes; however, when circumstances warrant, each Portfolio may sell investment securities without regard to the length of time they have been held. Market conditions in a given year could result in a higher or lower portfolio turnover rate than expected and the Portfolios will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with their investment objectives and policies. Higher portfolio turnover (e.g., over 100%) necessarily will cause the Portfolios to pay correspondingly increased brokerage and trading costs. In addition to transaction costs, higher portfolio turnover may result in the realization of capital gains. As discussed under “Taxes,” to the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

GENERAL INFORMATION

Fund History

Morgan Stanley Institutional Fund Trust (formerly MAS Funds) is an open-end management investment company established under Pennsylvania law as a Pennsylvania business trust under an Amended and Restated Agreement and Declaration of Trust dated November 18, 1993 (the “Declaration of Trust”). The Fund was originally established as The MAS Pooled Trust Fund, a Pennsylvania business trust, in February, 1984.

Description of Shares and Voting Rights

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series (“Portfolios”) of shares. Currently the Fund consists of 20 Portfolios (two of which are not operational).

The shares of each Portfolio of the Fund are fully paid and non-assessable, except as set forth below, and have no preference as to conversion, exchange, dividends, retirement or other features. The shares of each Portfolio of the Fund have no preemptive rights. The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder of a class is entitled to one vote for each full class share held (and a fractional vote for each fractional class share held) in the shareholder’s name on the books of the Fund. Shareholders of a class have exclusive voting rights regarding any matter submitted to shareholders that relates solely to that class of shares (such as a distribution plan or service agreement relating to that class), and separate voting rights on any other matter submitted to shareholders in which the interests of the shareholders of that class differ from the interests of holders of any other class.

Meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. A meeting will be held to vote on the removal of a Trustee or Trustees of the Fund if requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. The Fund will assist in shareholder communication in such matters to the extent required by law.

Dividends and Distributions

The Fund’s policy is to distribute substantially all of each Portfolio’s net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the federal excise tax on undistributed income and capital gains. The amounts of any income dividends or capital gains distributions cannot be predicted.

Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net asset value of that Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes.

Unless the shareholder elects otherwise in writing, all dividends and distributions are automatically received in additional shares of that Portfolio of the Fund at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gain distributions in cash) has been elected. It may take up to three business days to effect this change. An account statement is sent to shareholders whenever a dividend or distribution is paid.

Each Portfolio of the Fund is treated as a separate entity (and hence, as a separate “regulated investment company”) for federal tax purposes. Any net capital gains recognized by a Portfolio are distributed to its investors without need to offset (for federal income tax purposes) such gains against any net capital losses of another Portfolio.

In all Portfolios undistributed net investment income is included in the Portfolio’s net assets for the purpose of calculating NAV. Therefore, on the ex-dividend date, the NAV excludes the dividend (i.e., is reduced by the per share amount of the dividend). Dividends paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable as ordinary income.

Certain mortgage securities may provide for periodic or unscheduled payments of principal and interest as the mortgages underlying the securities are paid or prepaid. However, such principal payments (not otherwise characterized as ordinary discount income or bond premium expense) will not normally be considered as income to the Portfolio and therefore will not be distributed as dividends. Rather, these payments on mortgage-backed securities will be reinvested on your behalf by the Portfolio.

Shareholder and Trustee Liability

Under Pennsylvania law, shareholders of a trust such as the Fund may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Fund’s Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees, but this disclaimer may not be effective in some jurisdictions or as to certain types of claims. The Declaration of Trust further provides for indemnification out of the Fund’s property of any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations.

Pursuant to the Declaration of Trust, the Trustees may also authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset valuation procedures) with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. All consideration received by the Fund for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class (subject only to the rights of creditors of the Fund) and would be subject to the liabilities related thereto. Pursuant to the 1940 Act shareholders of any additional series or class of shares would normally have to approve the adoption of any advisory contract relating to such series or class and of any changes in the investment policies relating thereto.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office.

TAX CONSIDERATIONS

Each Portfolio generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder’s income tax return and they may be subject to different rates of tax. The tax treatment of the investment activities of a Portfolio will affect the amount, timing and character of distributions made by such Portfolio. The following discussion is only a summary of certain tax considerations generally affecting the Fund and shareholders of the Fund and is not intended as a substitute for careful tax planning. Tax issues relating to the Portfolios generally are not a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

Investment Company Taxation: Each Portfolio of the Fund is treated as a separate entity for federal income tax purposes and intends to continue to qualify for the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As such, each Portfolio will not be subject to federal income tax to the extent it distributes net investment company taxable income and net capital gains to shareholders. The Fund will notify you annually as to the tax classification of all distributions.

Tax issues relating to the Fund are not generally a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRS or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

Each Portfolio intends to declare and pay dividends and capital gain distributions so as to avoid imposition of the federal excise tax. To do so, each Portfolio expects to distribute an amount at least equal to (i) 98% of its calendar year ordinary income, (ii) 98% of its capital gains net income for the one-year period ending October 31st, and (iii) 100% of any undistributed ordinary and capital gain net income from the prior year.

In order for a Portfolio to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement. In addition, (i) a Portfolio must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income and 90% of its investment company taxable income; (ii) at the close of each quarter of a Portfolio’s taxable year, at least 50% of its total assets must be represented by cash and cash items, U.S. government securities, securities of other regulated investment companies and such other securities with limitations; and (iii) at the close of each quarter of a Portfolio’s taxable year, not more than 25% of the value of its assets may be invested in securities of any one issuer, or of two or more issuers engaged in same or similar businesses if the Portfolio owns at least 20% of the voting power of such issuers. Net income derived from an interest in a “qualified publicly traded partnership,” as defined in the Code, will also be treated as qualifying income for purposes of the 90% gross income requirement described above. In addition, for the purposes of the diversification requirements in clause (iii) above, the outstanding voting securities of any issuer includes the equity securities of a qualified publicly traded partnership, and no more than 25% of the value of a registered investment company’s total assets may be invested in the securities of one or more qualified publicly traded partnerships. The legislation also provides that the separate treatment for publicly traded partnerships under the passive loss rules of the Code applies to a regulated investment company holding an interest in a qualified publicly traded partnership, with respect to items attributable to such interest.

Each Portfolio of the Fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes including unrealized gains at the end of the Portfolio’s fiscal year on certain futures transactions. Such distributions will be combined with distributions of capital gains realized on the Portfolio’s other investments and shareholders will be advised of the nature of the payments.

Gains or losses on the sale of securities by a Portfolio will be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules described below may change the normal treatment of gains and losses recognized by a Portfolio when a Portfolio makes certain types of investments. Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by a Portfolio.

Some of the options, futures contracts, forward contracts, and swap contracts entered into by the Portfolios may be “Section 1256 contracts.” Section 1256 contracts held by a Portfolio at the end of its taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with unrealized gains or losses treated as though they were realized. Any gains or losses, including “marked to market” gains or losses, on Section 1256 contracts other than forward contracts are generally 60% long-term and 40% short-term capital gains or losses (“60/40”) although all foreign currency gains and losses from such contracts may be treated as ordinary in character absent a special election.

Generally, hedging transactions and certain other transactions in options, futures, forward contracts and swap contracts undertaken by a Portfolio, may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gain or loss realized by a Portfolio. In addition, losses realized by a Portfolio on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, and swap agreements to a Portfolio are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Portfolio. Short-term capital gain is taxed as ordinary income when distributed to shareholders.

A Portfolio may make one or more of the elections available under the Code which are applicable to straddles. If a Portfolio makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Portfolio that did not engage in such hedging transactions.

The Code provides constructive sales treatment for appreciated financial positions such as stock which has increased in value in the hands of a Portfolio. Under this constructive sales treatment, the Portfolio may be treated as having sold such stock and be required to recognize gain if it enters into a short sale, an offsetting notional principal contract, a futures or forward contract, or a similar transaction with respect to such stock or substantially identical property.

Under certain tax rules, a Portfolio may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Portfolio receives no payments in cash on the security during the year. To the extent that a Portfolio invests in such securities, it would be required to pay out such income as an income distribution in each year in order to avoid taxation at the Portfolio level. Such distributions will be made from the available cash of the Portfolio or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Adviser will select which securities to sell. The Portfolio may realize a gain or loss from such sales. In the event a Portfolio realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Taxation of Dividends and Distributions. Shareholders normally will have to pay federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from a Portfolio. Such dividends and distributions, to the extent of the Portfolio’s current and accumulated earnings and profits that are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or cash. Under current law, ordinary income dividends received by a shareholder may be taxed at the same rates as long-term capital gains. However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, a shareholder generally will not be permitted to offset ordinary income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates. Distributions by a Portfolio in excess of the Portfolio’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his or her shares. Any such return of capital distributions in excess of the shareholder’s tax basis will be treated as gain from the sale or exchange of his or her shares, as discussed below.

Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held a Portfolio’s shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in 2009, and the maximum rate on all dividends would move to 35% in 2009 and 39.6% in 2011.

Shareholders generally are taxed on any ordinary dividend or capital gain distributions from a Portfolio in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December to shareholders of record of such month and paid in January, then such amounts will be treated for tax purposes as received by the shareholders on December 31.

After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of any dividends eligible for the federal dividends received deduction for corporations.

Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by a Portfolio of investment income and short-term capital gains.

Under recently enacted legislation, a Portfolio will no longer be required to withhold any amounts with respect to distributions to foreign shareholders that are properly designated by the Portfolio as “interest-related dividends” or “short-term capital gain dividends,” provided that the income would not be subject to federal income tax if earned directly by the foreign shareholder. In addition, distributions of a Portfolio attributable to gains from sales or exchanges of “U.S. real property interests,” as defined in the Code and Treasury Regulations (including gains on the sale or exchange of shares in certain U.S. real property holding corporations, which may include certain “non-domestically controlled” REITs, and certain REIT capital gain dividends) will generally cause the foreign shareholder to be treated as recognizing such gain as income effectively connected to a trade or business within the United States, generally subject to tax at the same rates applicable to U.S. shareholders. Also, such gain may be subject to a 30% branch profits tax in the hands of a foreign shareholder that is a corporation. Such distributions may be subject to federal withholding tax and will give rise to an obligation on the part of the foreign shareholder to file a federal income tax return. The provisions contained in the legislation relating to distributions to foreign persons generally would apply to distributions with respect to taxable years of regulated investment companies beginning after December 31, 2004 and before January 1, 2008. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences relating to the legislation.

Although income received on direct U.S. Government obligations is taxable at the Federal level, such income may be exempt from state tax, depending on the state, when received by a shareholder. Each Portfolio will inform shareholders annually of the percentage of income and distributions derived from direct U.S. Government obligations. Shareholders should consult their tax advisers to determine whether any portion of dividends received from the Portfolio is considered tax exempt in their particular states.

Purchases, Redemptions and Exchanges of Portfolio Shares. Any dividend or capital gains distributions received by a shareholder from any regulated investment company will have the effect of reducing the net asset value of the shareholder’s stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder’s cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distributions would be in part a return of the shareholder’s investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Portfolio shares immediately prior to a distribution record date. Any gain or loss recognized on a sale or redemption of shares of a Portfolio by a shareholder who is not a dealer in securities will generally be treated as long-term capital gain or loss if the shares have been held for more than twelve months and short-term if for twelve months or less. Generally, for non-corporate shareholders, long-term capital gains are currently taxed at a maximum rate of 15% and short-term gains are currently taxed at ordinary income tax rates. Without future congressional action, the maximum rate on long-term capital gains would return to 20% in 2009. If shares held for six months or less are sold or redeemed for a loss, two special rules apply: First, if shares on which a net capital gain distribution has been received are subsequently sold or redeemed, and such shares have been held for six months or less, any loss recognized will be treated as long-term capital loss to the extent of the long-term capital gain distributions. Second, any loss recognized by a shareholder upon the sale or redemption of shares of a municipal Portfolio fund held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the Shareholder with respect to such shares.

Gain or loss on the sale or redemption of shares of a Portfolio is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made

(including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

Exchanges of shares of a Portfolio for shares of another Portfolio are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first Portfolio, followed by the purchase of shares in the second Portfolio.

If a shareholder realizes a loss on the redemption or exchange of a Portfolio’s shares and reinvests in substantially similar shares within 30 days before or after the redemption or exchange, the transactions may be subject to the “wash sale” rules, resulting in a postponement of the recognition of such loss for tax purposes. The ability to otherwise deduct capital losses may be subject to other limitations.

Shareholders who are not citizens or residents of the United States and certain foreign entities that realize gain upon the sale or exchange of shares of a Portfolio will ordinarily be exempt from federal withholding tax unless: (i) in the case of a shareholder that is a nonresident alien individual, the gain is U.S. source income and such stockholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or (ii) at any time during a testing period described in the Code, the Portfolio was a “U.S. real property holding corporation,” as defined in the Code and Treasury Regulations, and the foreign shareholder actually or constructively held more than 5% of the shares of the same class, the gain would be taxed in the same manner as for a U.S. shareholder as discussed above. A 10% federal withholding tax generally would be imposed on the amount realized on the disposition of such shares and credited against the foreign shareholder’s federal income tax liability on such disposition. However, under recently enacted legislation, beginning after December 31, 2004 through December 31, 2007, clause (ii) above will not apply if at all times during the testing period the value of the shares of a Portfolio is owned 50% or more by U.S. persons. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences relating to the legislation. When you open your Fund account, you must certify on your Account Registration Form that your Social Security Number or Taxpayer Identification Number is correct, and that you are not subject to backup withholding. By providing this information, you will avoid being subject to federal backup withholding at a rate of 28% (as of the date of this SAI) on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance of your taxes due on your income for such year.

Foreign Income Taxes: Investment income received by the Portfolios from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the Portfolios to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolios’ assets to be invested within various countries is not known. The Portfolios intend to operate so as to qualify for treaty-reduced rates of tax where applicable.

If at the end of a Portfolio’s year, more than 50% of a Portfolio’s assets are represented by foreign securities, then such Portfolio may file an election with the Internal Revenue Service to pass through to shareholders the amount of foreign income taxes paid by such Portfolio. A Portfolio will make such an election only if it is deemed to be in the best interests of such shareholders.

If a Portfolio makes the above-described election, the Portfolio will not be allowed a deduction or a credit for foreign taxes it paid and the amount of such taxes will be treated as a dividend paid by the Portfolio. The shareholders of the Portfolios will be required to: (i) include in gross income, even though not actually received, their respective pro rata share of foreign taxes paid by the Portfolio; (ii) treat their pro rata share of foreign taxes as paid by them; (iii) treat as gross income from sources within the respective foreign countries, for purposes of the foreign tax credit, their pro rata share of such foreign taxes and their pro rata share of any dividend paid by the Portfolio which represents income from sources within foreign countries; and (iv) either deduct their pro rata share of foreign taxes in computing their taxable income or use it within the limitations set forth in the Code as a foreign tax credit against U.S. income taxes (but not both). In no event shall a shareholder be allowed a foreign tax credit if the shareholder holds shares in a Portfolio for 15 days or less during the 30-day period beginning on the date which is 15 days before the date on which such shares become ex-dividend with respect to such dividends.

Each shareholder of a Portfolio will be notified within 60 days after the close of each taxable (fiscal) year of the Fund if the foreign taxes paid by the Portfolio will pass through for that year, and, if so, the amount of each shareholder’s pro rata share (by country) of (i) the foreign taxes paid, and (ii) the Portfolio’s gross income from foreign sources. The notice from the Portfolio to shareholders will also include the amount of foreign taxes paid by the Portfolio which are not allowable as a foreign tax credit because the Portfolio did not hold the foreign securities for more than 15 days during the 30-day period beginning on the date which is 15 days before the date on which the security becomes ex-dividend with respect to the foreign source dividend or because, and to the extent that, the recipient of the dividend is under an obligation to make related payments with respect to positions in substantially similar or related property. Shareholders who are not liable for federal income taxes, such as retirement plans qualified under Section 401 of the Code, will not be affected by any such “pass-through” of foreign tax credits.

State and Local Income Taxes: The Fund is not liable for any corporate income or franchise tax in the Commonwealth of Pennsylvania. Shareholders should consult their tax advisers for the state and local income tax consequences of distributions from the Portfolios.

Special Tax Considerations for the Municipal Portfolio: The Municipal Portfolio intends that at the close of each quarter of its taxable year, at least 50% of the value of the Portfolio’s total assets will consist of obligations the interest on which is excludable from gross income (i.e., municipal bonds and notes), so that it may pay “exempt-interest” dividends to shareholders. Exempt-interest dividends, which are defined in the Code, are excluded from a shareholder’s gross income for federal income tax purposes, but may nevertheless be subject to the alternative minimum tax (imposed at a rate of 26%-28% in the case of non-corporate taxpayers and at the rate of 20% in the case of corporate taxpayers). A shareholder may, however, lose the federal tax-exempt status of the accrued income of the Portfolio if the shareholder redeems its shares before a dividend has been declared. Exempt-interest dividends received by shareholders from the Portfolio may be subject to state and local taxes, although some states allow a shareholder to exclude that portion of a portfolio’s tax-exempt income which is accountable to municipal securities issued within the shareholder’s state of residence.

The Portfolio may invest in private activity municipal securities, the interest on which is subject to the federal alternative minimum tax for corporations and individuals. The Portfolio may not be an appropriate investment for persons who are “substantial users” (or persons related to “substantial users”) of facilities financed by industrial development bonds or private activity bonds. A “substantial user” is defined generally to include certain persons who regularly use in a trade or business or facility financed from the proceeds of industrial development bonds or private activity bonds. Such persons should consult their tax advisors before purchasing shares.

Any distributions paid to shareholders of the Portfolio that are derived from taxable interest or capital gains will be subject to federal income tax. Additionally, such distributions are not eligible for the dividends received deduction for corporations.

Interest on indebtedness incurred or continued by a shareholder in order to purchase or carry shares of the Portfolio is not deductible for federal income tax purposes to the extent that it relates to exempt-interest dividends distributed to the shareholder during the taxable year.

PRINCIPAL HOLDERS OF SECURITIES

[To be updated]

As of January 6, 2006, the following persons or entities own, of record or beneficially, more than 5% of the shares of any Class of the following Portfolios’ outstanding shares:

INSTITUTIONAL CLASS
PORTFOLIO	NAME AND ADDRESS	NUMBER OF SHARES	% OF CLASS
ADVISORY FOREIGN FIXED INCOME II	KAISER PERMANANTE RETIREMENT PLANS ATTN VIVIAN HEATH 1 KAISER PLAZA OLDSWAY BLDG OAKLAND CA 94612-3610	56,645	52.44%
ADVISORY FOREIGN FIXED INCOME II	MR. STEVE GALLAS NISOURCE INC MASTER RETIREMENT TRUST 801 E 86TH AVE MERRILLVILLE IN 46410	11,652	10.79%
ADVISORY FOREIGN FIXED INCOME II	MONSANTO COMPANY DEFINED CONTRIBUTION OWNERSHIP TRUST ATTN PAM MOENCH 800 N LINDBERGH BLVD ST, LOUIS MO 63167	10,131	9.38%
ADVISORY FOREIGN FIXED INCOME II	CHASE MANHATTAN BANK AS CUSTODIAN FBO SMITHSONIAN INSTITUTION ATTN HAZEL DRINKARD 4 NEW YORK PLZ 4TH FLR NEW YORK, NY 10004	9,469	8.77%
ADVISORY FOREIGN FIXED INCOME II	MILLER ANDERSON & SHERRERD ONE TOWER BRIDGE WEST CONSHOCKEN PA 19428	7,755	7.18%
ADVISORY FOREIGN FIXED INCOME II	THE JOHNS HOPKINS UNIVERSITY 3400 NORTH CHARLES ST BALTIMORE MD 21218	6,137	5.68%
ADVISORY FOREIGN FIXED INCOME	MINNESOTA STATE BOARD OF INVESTMENTS ATTN JASON MATZ SUITE 105 MEA BUILDING 55 SHERBURNE AVE ST PAUL MN 55155	243,750	15.99%
ADVISORY FOREIGN FIXED INCOME	STATE STREET BANK AS TTEE FBO PACIFIC GAS & ELECTRIC ATTN ARTHUR BARNES 1776 HERITAGE DR NORTH QUINCY MA 02171	168,737	11.07%
ADVISORY FOREIGN FIXED INCOME	MILLER ANDERSON & SHERRERD ONE TOWER BRIDGE WEST CONSHOCKEN PA 19428	165,255	10.84%
ADVISORY FOREIGN FIXED INCOME	MAC & CO A/C MDBF5000092 FBO MUTUAL FUND OPERATIONS PO BOX 3198 PITTSBURGH PA 15230-3198	123,215	8.08%

INSTITUTIONAL CLASS
PORTFOLIO	NAME AND ADDRESS	NUMBER OF SHARES	% OF CLASS
ADVISORY FOREIGN FIXED INCOME	FIRST ENERGY CORPORATION ATTN DON PERRINE 76 SOUTH MAIN ST AKRON OH 44308	94,131	6.17%
ADVISORY FOREIGN FIXED INCOME	NOVARTIS ATTN PETER YUEN 608 FIFTH AVE NEW YORK, NY 10020	76,888	5.04%
ADVISORY MORTGAGE	MILLER ANDERSON & SHERRERD ONE TOWER BRIDGE ONE TOWER BRIDGE WEST CONSHOCKEN PA 19428	46,755,507	13.99%
ADVISORY MORTGAGE	PACIFIC GAS & ELECTRIC COMPANY ATTN CAROLYN MARGIOTTI MAIL CODE B24K SAN FRANCISCO CA 94177	33,124,402	9.91%
ADVISORY MORTGAGE	MILLER ANDERSON & SHERRERD ONE TOWER BRIDGE WEST CONSHOCKEN PA 19428	24,451,547	7.32%
ADVISORY MORTGAGE	FIRST ENERGY CORPORATION ATTN DON PERRINE 76 SOUTH MAIN ST AKRON OH 44308	23,437,626	7.01%
ADVISORY MORTGAGE	MAC & CO A/C MDBF5000092 FBO MUTUAL FUND OPERATIONS PO BOX 3198 PITTSBURGH PA 15230-3198	19,375,867	5.80%
ADVISORY MORTGAGE	DAIMLERCHRYSLER CORPORATION PENSION FUND 100 PLAZA ONE M/S 3048 JERSEY CITY, NJ 07311	16,963,673	5.08%
BALANCED	JP MORGAN CHASE AS TRUSTEE FBO SOUTHWEST AIRLINES CO. PROFIT SHARING PLAN 9300 WARD PARKWAY KANSAS CITY MO 64114	16,088,189	76.97%
BALANCED	UNION BANK OF CALIFORNIA N/A CORPORATE CO TRUSTEE SAN MATEO HOTEL 475 SANSOME 12 FLOOR ST SAN FRANCISCO CA 94111	1,468,199	7.02%
CORE FIXED INCOME	MORGAN STANLEY DW INC. 2000 WESTCHESTER AVENUE LD PURCHASE, NY 10577	15,530,349	77.92%
CORE FIXED INCOME	LOCKHEED MARTIN INVESTMENT MANAGEMENT COMPANY ATTENTION DAVID C TOTH 6705 ROCKLEDGE DR BETHESDA MD 20817	2,766,640	13.88%

INSTITUTIONAL CLASS
PORTFOLIO	NAME AND ADDRESS	NUMBER OF SHARES	% OF CLASS
CORE PLUS FIXED INCOME	JEANIE KREPFLE MORGAN STANLEY INVESTMENT MANAGEMENT ONE TOWER BRIDGE WEST CONSHOHOCKEN PA 19428	47,247,156	26.08%
CORE PLUS FIXED INCOME	MORGAN STANLEY DW INC. 2000 WESTCHESTER AVENUE LD PURCHASE, NY 10577	36,248,470	20.01%
CORE PLUS FIXED INCOME	FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS FIIOC AS AGENT 100 MAGELLAN WAY KWIC COVINGTON KY 41015	10,743,018	5.93%
EQUITY	MORGAN STANLEY DW INC. 2000 WESTCHESTER AVENUE LD PURCHASE, NY 10577	1,081,044	19.71%
EQUITY	CASS INFORMATION SYSTEMS INC 13001 HOLLENBERG DR ATTENTION MR ERIC H BRUNNGRABER BRIDGETON MO 63044-2410	666,957	12.16%
EQUITY	PACO PO BOX 831575 FBO VARIOUS CASH/CASH DALLAS TX 75283-1575	660,646	12.05%
EQUITY	M&T BANK ATT MUTUAL FUNDS PO BOX 1377 BUFFALO NY 14240	618,350	11.27%
EQUITY	ALLMERICA FINANCIAL CHARITABLE FOUNDATION INC 440 LINCOLN STREET ATT MS ANN KIRKPATRICK TRIPP WORCESTER MA 01653-0001	485,594	8.85%
EQUITY	ABN AMRO TRUST SERVICES CO STETSON & CO 161 N CLARK ST 10RTR ATT MELINDA WALKER CHICAGO IL 60601	337,461	6.15%
HIGH YIELD	MORGAN STANLEY DW INC. 2000 WESTCHESTER AVENUE LD PURCHASE, NY 10577	27,825,305	61.42%
HIGH YIELD	MORGAN STANLEY & CO 1585 BROADWAY NEW YORK NY 10036	7,405,982	16.35%
INTERMEDIATE DURATION	NORTHERN CALIFORNIA BAKERY AND CONFECTIONER HEALTH AND WELFARE FUND 221 MAIN STREET 2ND FLOOR ATT MERLIN YOUNG SAN FRANCISCO CA 94105	306,610	32.20%

INSTITUTIONAL CLASS
PORTFOLIO	NAME AND ADDRESS	NUMBER OF SHARES	% OF CLASS
INTERMEDIATE DURATION	MORGAN STANLEY & CO 1585 BROADWAY NEW YORK NY 10036	291,516	30.61%
INTERMEDIATE DURATION	MORGAN STANLEY DW INC. 2000 WESTCHESTER AVENUE LD PURCHASE, NY 10577	185,220	19.45%
INTERMEDIATE DURATION	SEI PRIVATE TRUST CO CO HARRIS BANK ID 940 ONE FREEDOM VALLEY DRIVE ATTN MUTUAL FUND ADMINISTRATOR OAKS PA 19456	132,978	13.96%
INTERNATIONAL FIXED INCOME	MORGAN STANLEY DW INC. 2000 WESTCHESTER AVENUE LD PURCHASE, NY 10577	8,750,598	62.55%
INTERNATIONAL FIXED INCOME	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 101 MONTGOMERY ST MS:SF101MONT-22-241 DENVER CO 80222	1,812,782	12.96%
INTERNATIONAL FIXED INCOME	MORGAN STANLEY & CO INC MORGAN STANLEY INVESTMENT MANAGEMENT ONE TOWER BRIDGE WEST CONSHOHOCKEN PA 19428	957,252	6.84%
INTERNATIONAL FIXED INCOME	PFPC, INC 211 SOUTH GULF ROAD KING OF PRUSSIA PA 19406	751,976	5.38%
INVESTMENT GRADE FIXED INCOME	MORGAN STANLEY DW INC. 2000 WESTCHESTER AVENUE LD PURCHASE, NY 10577	25,468,221	57.84%
INVESTMENT GRADE FIXED INCOME	MORGAN STANLEY & CO 1585 BROADWAY NEW YORK NY 10036	9,771,589	22.19%
LIMITED DURATION	MORGAN STANLEY DW INC. 2000 WESTCHESTER AVENUE LD PURCHASE, NY 10577	107,981,421	93.63%
MID CAP GROWTH	MORGAN STANLEY DW INC. 2000 WESTCHESTER AVENUE LD PURCHASE, NY 10577	11,956,904	32.13%
MID CAP GROWTH	FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS FIIOC AS AGENT 100 MAGELLAN WAY KWIC COVINGTON KY 41015	6,213,526	16.70%
MID CAP GROWTH	EDGEWOOD SERVICES PO BOX 897 ONE TOWER BRIDGE WEST CONSHOHOCKEN PA 19428	6,083,018	16.34%

INSTITUTIONAL CLASS
PORTFOLIO	NAME AND ADDRESS	NUMBER OF SHARES	% OF CLASS
MID CAP GROWTH	NATIONWIDE INSURANCE COMPANY QPVA ATTN IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	2,587,435	6.95%
MID CAP GROWTH	WILMINGTON TRUST COMPANY TTEE FBO FRANTZ WARD LLP RETIREMENT PLAN C/O MUTUAL FUNDS PO BOX 8971 WILMINGTON DE 19899-8880	2,423,213	6.51%
MUNICIPAL	MORGAN STANLEY DW INC. 2000 WESTCHESTER AVENUE LD PURCHASE, NY 10577	17,176,050	41.79%
MUNICIPAL	CHARLES SCHWAB & CO INC MS:SF101MONT-22-241 101 MONTGOMERY ST DENVER CO 80222	5,961,950	14.51%
MUNICIPAL	NATIONAL FINANCIAL SERVICES CORP FBO THEIR CUSTOMERS CHURCH STREET STATION NEW YORK NY 10008-3908	3,173,423	7.72%
MUNICIPAL	LINSCO/PRIVATE LEDGER CORP ONE BEACON STREET 22ND FLOOR BOSTON MA 02108	2,352,757	5.72%
U.S. MID CAP VALUE	MELLON BANK AS AGENT/ OMNIBUS ACCOUNT 135 SANTILLI HWY OMNIBUS AIM 026 0027 EVERETT MA 02149-1950	1,254,103	28.81%
U.S. MID CAP VALUE	FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS FIIOC AS AGENT FOR 100 MAGELLAN WAY KWIC COVINGTON KY 41015	831,588	19.10%
U.S. MID CAP VALUE	CHARLES SCHWAB & CO INC 101 MONTGOMERY STREET MS SF101MONT 22 241 DENVER CO 80222	577,204	13.26%
U.S. MID CAP VALUE	NATIONAL FINANCIAL SERVICES CORP FBO THEIR CUSTOMERS CHURCH STREET STATION NEW YORK NY 10008-3908	436,144	10.02%
U.S. SMALL CAP VALUE	MORGAN STANLEY DW INC 2000 WESTCHESTER AVE LD PURCHASE NY 10577	23,420,093	78.42%

INSTITUTIONAL CLASS
PORTFOLIO	NAME AND ADDRESS	NUMBER OF SHARES	% OF CLASS
U.S. SMALL CAP VALUE	FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS FIIOC AS AGENT FOR 100 MAGELLAN WAY KWIC COVINGTON KY 41015	3,422,148	11.46%
U.S. SMALL CAP VALUE	THE MCCONNELL FOUNDATION PO BOX 492050 REDDING CA 96049-2050	1,568,436	5.25%
VALUE	BRIAN DRUMMOND C/O MILLER ANDERSON & SHERRERD ONE TOWER BRIDGE WEST CONSHOHOCKEN PA 19428	4,825,701	27.52%
VALUE	CHARLES SCHWAB & CO INC 101 MONTGOMERY STREET MS SF101MONT 22 241 DENVER CO 80222	2,686,218	15.32%
VALUE	LASELLE BANK OMNIBUS 77 PO BOX 1443 CHICAGO IL 60690	2,081,804	11.87%
VALUE	FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS FIIOC AS AGENT FOR 100 MAGELLAN WAY KWIC COVINGTON KY 41015	1,256,152	7.16%

INVESTMENT CLASS
PORTFOLIO	NAME AND ADDRESS	NUMBER OF SHARES	% OF CLASS
BALANCED	KANO PROFIT SHARING PLAN ATTN RHOADS ZIMMERMAN PO BOX 110098 NASHVILLE TN 37222	314,275	98.49%
CORE PLUS FIXED INCOME	SEI TRUST COMPANY FBO MORGAN STANLEY STABLE VALUE FUND ONE FREEDOM VALLEY DR ATT JOHN HEMAK OAKS PA 19456-1019	30,462,633	98.35%
HIGH YIELD	JEANIE KREPFLE MORGAN STANLEY INVESTMENT MANAGEMENT ONE TOWER BRIDGE WEST CONSHOHOCKEN PA 19428	162,178	71.11%
HIGH YIELD	FRED K SCHOMER 12026 NORTH 118TH WAY SCOTTSDALE AZ 85259	57,364	25.15%
INTERMEDIATE DURATION	SEI TRUST COMPANY FBO MORGAN STANLEY STABLE VALUE FUND ONE FREEDOM VALLEY DR ATTENTION JOHN HEMAK OAKS PA 19456	34,382,795	100.00%

INVESTMENT CLASS
PORTFOLIO	NAME AND ADDRESS	NUMBER OF SHARES	% OF CLASS
U.S. MID CAP VALUE	RELIANCE TRUST COMPANY FBO MANCO EMPLOYEE SAVINGS PLAN PO BOX 48449 SUITE 200 ATLANTA GA 30362	107,520	47.96%
U.S. MID CAP VALUE	WTC TTEE FBO MULTICARE HELATH SYS MULTI HEALTH CARE 403B AC 574192 PO BOX 8880 WILMINGTON DE 19899-8880	77,237	34.45%
U.S. MID CAP VALUE	CHARLES SCHWAB & CO INC 101 MONTGOMERY STREET MS SF101MONT 22 241 DENVER CO 80222	35,563	15.86%
VALUE	THE BANK OF NEW YORK AS TRUSTEE FOR NEW YORK STATE DEFERRED ONE WALL STREET 12TH FLOOR NEW YORK NY 10286-0001	3,477,836	100.00%

ADVISER CLASS
PORTFOLIO	NAME AND ADDRESS	NUMBER OF SHARES	% OF CLASS
BALANCED	FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO FIIOC AS AGENT FOR 100 MAGELLAN WAY KWIC COVINGTON KY 41015	2,120,806	73.71%
BALANCED	WACHOVIA BANK N.A. 1525 WEST W.T. HARRIS BOULEVARD CHARLOTTE NC 28262-8522	694,159	24.13%
CORE FIXED INCOME	AMERIPRISE TRUST COMPANY FBO THE BENEFIT OF AMERIPRISE 996 AXP FINANCIAL CTR TRUST RETIREMENT SERVICES PLANS MINNEAPOLIS, MN 55474	901,131	99.99%
CORE PLUS FIXED INCOME	FIDELITY INVESTMENTS INSTITUTIONAL CO FIIOC AS AGENT FOR 100 MAGELLAN WAY KWIC COVINGTON KY 41015	4,560,403	44.01%
CORE PLUS FIXED INCOME	THE UNION CENTRAL LIFE INSURANCE COMPANY-GROUP SEPARATE ACCOUNT ATTN ROBERTA UJUARY 1876 WAYCROSS RD CINCINNATI OH 45240	3,868,986	37.34%

ADVISER CLASS
PORTFOLIO	NAME AND ADDRESS	NUMBER OF SHARES	% OF CLASS
CORE PLUS FIXED INCOME	FIDELITY MANAGEMENT TRUST COMPANY ATTN LITO JACO MAIL ZONE ZIM 82 DEVONSHIRE ST BOSTON MA 02109	1,252,957	12.09%
HIGH YIELD	FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO FIIOC AS AGENT FOR 100 MAGELLAN WAY KWIC COVINGTON KY 41015	769,509	61.83%
HIGH YIELD	NATIONAL INVESTOR SERVICES 55 WATER STREET 32ND FLOOR NEW YORK NY 10041	165,899	13.33%
HIGH YIELD	NATIONAL FINANCIAL SERVICES CORPORATION FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	73,235	5.88%
INVESTMENT GRADE FIXED INCOME	MORGAN STANLEY & CO 1585 BROADWAY NEW YORK NY 10036	28,312	27.69%
INVESTMENT GRADE FIXED INCOME	MORGAN STANLEY & CO 1585 BROADWAY NEW YORK NY 10036	24,420	23.88%
INVESTMENT GRADE FIXED INCOME	MORGAN STANLEY & CO 1585 BROADWAY NEW YORK NY 10036	17,504	17.12%
INVESTMENT GRADE FIXED INCOME	MORGAN STANLEY & CO 1585 BROADWAY NEW YORK NY 10036	9,269	9.07%
INVESTMENT GRADE FIXED INCOME	PAUL E HELLMERS & H ANTHY HELLMERS 6 SPRUCE DRIVE SALISBURY CT 06068	7,147	6.99%
MID CAP GROWTH	FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO FIIOC AS AGENT FOR 100 MAGELLAN WAY KWIC COVINGTON KY 41015	19,123,165	43.15%
MID CAP GROWTH	NATIONAL FINANCIAL SERVICES CORPORATION FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	11,009,020	24.84%

ADVISER CLASS
PORTFOLIO	NAME AND ADDRESS	NUMBER OF SHARES	% OF CLASS
MID CAP GROWTH	MERRILL LYNCH TRUST CO TTEE FBO QUALIFIED RETIREMENT PLANS ATTN JERRY STONE PO BOX 1501 PENNINGTON NJ 08534-0671	5,520,918	12.46%
MID CAP GROWTH	VALIC C/O AMERICAN GENERAL 2919 ALLEN PKWY L7-01 HOUSTON TX 77019	4,787,994	10.80%
U.S. MID CAP VALUE	MERCER TRUST COMPANY TTEE IDX SYSTEMS CORP RETIREMENT INCOME PLAN INVESTORS WAY NORWOOD MA 02062	168,064	33.57%
U.S. MID CAP VALUE	AMERIPRISE TRUST COMPANY FBO THE BENEFIT OF AMERIPRISE 996 AXP FINANCIAL CTR TRUST RETIREMENT SERVICES PLANS MINNEAPOLIS MN 55474	65,490	13.08%
U.S. MID CAP VALUE	PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY CO ATTN HECTOR FLORES, H18D 280 TRUMBULL STREET HARTFORD CT 06103	46,330	9.26%
U.S. MID CAP VALUE	MERCER TRUST COMPANY TTEE FBO KROLL INC 401K PLAN INVESTORS WAY NORWOOD MA 02062	43,772	8.74%
U.S. MID CAP VALUE	RETIREMENT PLAN FOR EMPLOYEES OF DEARBORN COUNTY HOSPITAL 600 WILSON CREEK ROAD ATTN PHIL MEYER LAWRENCEBURG IN 47025	41,879	8.37%
U.S. MID CAP VALUE	TRANSCO & CO ERISA ACCTS PO BOX 523 ATTN WEALTH MANAGEMENT 10TH FLOOR BELLEVILLE IL 62222	38,744	7.74%
U.S. MID CAP VALUE	MELLON BANK AS AGENT/ OMNIBUS ACCOUNT 135 SANTILLI HWY OMNIBUS AIM 026 0027 EVERETT MA 02149-1950	35,003	6.99%

ADVISER CLASS
PORTFOLIO	NAME AND ADDRESS	NUMBER OF SHARES	% OF CLASS
U.S. MID CAP VALUE	MORGAN STANLEY & CO INCORPORATED 1585 BROADWAY NEW YORK NY 10036	25,199	5.03%
U.S. SMALL CAP VALUE	FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO FIIOC AS AGENT FOR 100 MAGELLAN WAY KW1C COVINGTON KY 41015	624,532	63.27%
U.S. SMALL CAP VALUE	M & I 401K PLAN PO BOX 419784 MANAGEMENT REPORTING TEAM KANSAS CITY MO 64141-6784	135,960	13.77%
U.S. SMALL CAP VALUE	VANGUARD FIDUCIARY TRUST CO MAS ADVISER CLASS FUNDS PO BOX 2600 VM 613 VALLEY FORGE PA 19482	82,022	8.31%
U.S. SMALL CAP VALUE	WACHOVIA BANK N A 1525 WEST W T HARRIS BLVD CHARLOTTE NC 28262-8522	69,002	6.99%
U.S. SMALL CAP VALUE	WORLDVISION INC PO BOX 9716 ATTN JOHN DAGGETT FEDERAL WAY WA 98063-9716	51,656	5.23%
VALUE	FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO IN FIIOC AS AGENT FOR 100 MAGELLAN WAY KW1C COVINGTON KY 41015-1987	10,556,338	93.65%

The persons listed above as owning 25% or more of the outstanding shares of a Portfolio may be presumed to “control” (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons would have the ability to vote a majority of the shares of the respective Portfolio on any matter requiring the approval of shareholders of such Portfolio.

PERFORMANCE INFORMATION

The average annual total return of the Institutional Class Shares of each Portfolio for the periods noted is set forth below:

Portfolio	1 Year Return 09/30/05	5 Years ended 09/30/05	10 Years ended 09/30/05	Inception to 09/30/05	Date of inception of Class
Equities Plus Portfolio*	*	*	*	*	*
Equity	19.76%	-1.75%	8.40%	12.25%	11/14/1984
Mid Cap Growth	27.11%	-4.79%	12.97%	15.07%	03/30/1990
U.S. Mid Cap Value	21.86%	3.78%	14.00%	16.12%	12/30/1994
U.S. Small Cap Value	19.83%	6.96%	12.46%	11.94%	07/01/1986
Value	10.55%	8.40%	9.53%	13.22%	11/05/1984
Core Fixed Income	4.35%	6.93%	6.34%	8.27%	09/29/1987
Core Plus Fixed Income	4.84%	6.95%	6.88%	9.12%	11/14/1984
High Yield	4.63%	2.07%	4.96%	7.35%	02/28/1989
Intermediate Duration Fixed Income	2.22%	6.11%	6.06%	6.54%	10/03/1994
International Fixed Income	1.81%	8.66%	4.95%	5.80%	04/29/1994
Investment Grade Fixed Income	4.39%	6.97%	6.63%	8.01%	08/31/1990
Limited Duration	1.44%	4.13%	4.92%	5.16%	03/31/1992
Municipal	3.38%	5.87%	6.10%	6.37%	10/01/1992
Advisory Foreign Fixed Income	4.30%	5.77%	7.75%	8.16%	10/07/1994
Advisory Foreign Fixed Income II	3.11%	5.84%	N/A	5.88%	06/20/2000
Advisory Mortgage	4.44%	6.93%	6.87%	7.15%	04/12/1995
Mortgage Advisory*	N/A	N/A	N/A	N/A	N/A
Investment Grade Credit Advisory*	N/A	N/A	N/A	N/A	N/A
Balanced	12.33%	1.65%	8.04%	8.57%	12/31/1992

*	The Equities Plus, Mortgage Advisory and Investment Grade Credit Advisory Portfolios had not commenced operations as of September 30, 2005.

The average annual total return of the Investment Class shares of each Portfolio for the periods noted is set forth below:

Portfolio	1 Year Return 09/30/05	5 Years ended 09/30/05	10 Years ended 09/30/05	Inception to 09/30/05	Date of inception of Class
U.S. Mid Cap Value	21.67%	3.62%	N/A	12.96%	05/10/1996
Value	10.38%	8.23%	N/A	8.58%	05/06/1996
Core Plus Fixed Income	4.61%	6.78%	N/A	6.53%	10/15/1996
High Yield	4.43%	1.94%	N/A	4.30%	05/21/1996
Intermediate Duration Fixed Income	1.99%	5.94%	N/A	6.03%	08/16/1999
Balanced	12.09%	1.43%	N/A	6.77%	04/03/1997

The average annual total return of the Adviser Class Shares of each Portfolio for the periods noted is set forth below:

Portfolio	1 Year Return 09/30/05	5 Years ended 09/30/05	10 Years ended 09/30/05	Inception to 09/30/05	Date of inception of Class
Equities Plus Portfolio*	N/A	N/A	N/A	N/A	April , 2006
Equity	N/A	N/A	N/A	N/A	01/16/1998
Mid Cap Growth	26.77%	-5.02%	N/A	11.55%	01/31/1997
U.S. Mid Cap Value	21.52%	3.52%	N/A	7.16%	07/17/1998
U.S. Small Cap Value	19.49%	6.68%	N/A	9.41%	01/22/1999
Value	10.24%	8.13%	N/A	9.31%	07/17/1996
Core Fixed Income	4.01%	6.65%	N/A	5.83%	03/01/1999
Core Plus Fixed Income	4.49%	6.66%	N/A	6.22%	11/07/1996
High Yield	4.52%	1.92%	N/A	3.25%	01/31/1997
Balanced	12.05%	1.40%	N/A	6.93%	11/01/1996
Investment Grade Fixed Income	4.23%	N/A	N/A	5.25%	05/20/2002

The average annual total return (after taxes on distributions and redemption) of the Institutional Class Shares of each Portfolio for the periods noted is set forth below.

Portfolio	1 Year ended 9/30/05	5 Years ended 9/30/05	10 Years ended 9/30/05	Inception to 9/30/05	Date of inception of Class
Equities Plus Portfolio*	N/A	N/A	N/A	N/A	April , 2006
Equity	13.14%	-2.12%	5.39%	9.31%	11/14/1984
Mid Cap Growth	17.62%	-4.56%	9.63%	12.00%	03/30/1990
U.S. Mid Cap Value	14.29%	2.43%	10.52%	12.67%	12/30/1994
U.S. Small Cap Value	14.67%	5.44%	9.06%	9.28%	07/01/1986
Value	7.19%	7.08%	7.15%	9.87%	11/05/1984
Core Fixed Income	2.79%	4.60%	3.89%	5.49%	09/29/1987
Core Plus Fixed Income	3.12%	4.50%	4.16%	5.94%	11/14/1984
High Yield	2.97%	-0.50%	1.78%	3.80%	02/28/1989
Intermediate Duration	1.47%	4.09%	3.58%	4.05%	10/03/1994
International Fixed Income	1.28%	6.54%	3.08%	3.85%	04/29/1994
Investment Grade Fixed Income	2.82%	4.68%	4.07%	5.27%	08/31/1990
Limited Duration	0.93%	2.67%	2.98%	3.23%	03/31/1992
Municipal	3.32%	5.50%	5.74%	6.01%	10/01/1992
Balanced	8.20%	0.63%	5.39%	6.01%	12/31/1992
Advisory Foreign Fixed Income	2.78%	3.24%	2.31%	2.94%	10/07/1994
Advisory Foreign Fixed Income II	2.01%	4.42%	N/A	4.49%	06/20/2000
Advisory Mortgage	2.85%	4.28%	4.07%	4.35%	04/12/1995
Mortgage Advisory	N/A	N/A	N/A	N/A	N/A
Investment Grade Credit Advisory	N/A	N/A	N/A	N/A	N/A

The average annual total return (after taxes on distributions and redemption) of the Investment Class Shares of each Portfolio for the periods noted is set forth below.

Portfolio	1 Year ended 9/30/05	5 Years ended 9/30/05	10 Years ended 9/30/05	Inception to 9/30/05	Date of inception of Class
U.S. Mid Cap Value	14.12%	2.31%	N/A	9.92%	05/10/1996
Value	7.05%	6.96%	N/A	6.43%	05/06/1996
Core Plus Fixed Income	2.97%	4.39%	N/A	3.96%	10/15/1996
High Yield	2.85%	-0.54%	N/A	1.34%	05/21/1996
Intermediate Duration	1.32%	3.97%	N/A	3.90%	08/16/1999
Balanced	8.04%	0.48%	N/A	4.56%	04/03/1997

*	The Equities Plus Portfolio had not commenced operations as of September 30, 2005.

The average annual total return (after taxes on distributions and redemption) of the Adviser Class Shares of each Portfolio for the periods noted is set forth below:

Portfolio	1 Year ended 9/30/05	5 Years ended 9/30/05	10 Years ended 9/30/05	Inception to 9/30/05	Date of inception of Class
Equities Plus Portfolio*	N/A	N/A	N/A	N/A	April , 2006
Equity	N/A	N/A	N/A	N/A	01/16/1998
Mid Cap Growth	17.40%	-4.76%	N/A	9.06%	01/31/1997
U.S. Mid Cap Value	14.01%	2.23%	N/A	4.98%	07/17/1998
U.S. Small Cap Value	14.45%	5.25%	N/A	7.51%	01/22/1999
Value	6.94%	6.89%	N/A	7.24%	07/17/1996
Core Fixed Income	2.57%	4.42%	N/A	3.65%	03/01/1999
Core Plus Fixed Income	2.89%	4.32%	N/A	3.71%	11/07/1996
High Yield	2.90%	-0.57%	N/A	0.50%	01/31/1997
Balanced	8.00%	0.47%	N/A	4.52%	11/01/1996
Investment Grade Fixed Income	2.72%	N/A	N/A	3.48%	05/20/2002

The aggregate total return of each Portfolio for the periods noted is set forth below. One year aggregate total return figures and Portfolio inception dates are reflected under the average annual total return figures provided above.

Portfolio	5 Years ended 9/30/05	10 Years ended 9/30/05**	Inception to 9/30/05**
Equities Plus Portfolio*	N/A	N/A	N/A
Equity	-8.47%	124.11%	1,015.67%
Mid Cap Growth	-21.75%	238.61%	781.71%
U.S. Mid Cap Value	20.36%	270.62%	398.48%
U.S. Small Cap Value	39.96%	223.67%	776.60%
Value	49.67%	148.54%	1,240.38%
Core Fixed Income	39.78%	84.95%	317.75%
Core Plus Fixed Income	39.90%	94.45%	518.78%
High Yield	10.81%	62.26%	224.39%
Intermediate Duration	34.51%	80.08%	100.58%
International Fixed Income	51.50%	62.08%	90.50%
Investment Grade Fixed Income	40.05%	90.06%	219.81%
Limited Duration	22.44%	61.59%	97.20%
Municipal	33.03%	80.81%	123.23%
Balanced	8.53%	116.70%	185.39%
Advisory Foreign Fixed Income	32.36%	111.03%	136.60%
Advisory Foreign Fixed Income II	32.80%	N/A	35.19%
Advisory Mortgage	39.79%	94.25%	105.97%

*	The Equities Plus Portfolio had not commenced operations as of September 30, 2005.
**	The above performance information relates solely to the Institutional Class. Performance for the Investment Class and Adviser Class would be lower because of the Shareholder Servicing fees and 12b-1 fees charged to the Investment Class and Adviser Class, respectively.

The annualized since inception gross of fees returns of the Institutional Class Portfolios are set forth below:

Portfolio	Total Return (%)
Equities Plus*	N/A
Equity	1,015.67%
Mid Cap Growth	781.71%
U.S. Mid Cap Value	398.48%
U.S. Small Cap Value	776.60%
Value	1,240.38%
Core Fixed Income	317.75%
Core Plus Fixed Income	518.78%
High Yield	224.39%
Intermediate Duration Fixed Income	100.58%
International Fixed Income	90.50%
Investment Grade Fixed Income	219.81%
Limited Duration	97.20%
Municipal	123.23%
Balanced	185.39%
Advisory Foreign Fixed Income	136.60%
Advisory Foreign Fixed Income II	35.19%
Advisory Mortgage	105.97%

The annualized since inception gross of fees returns of the Investment Class Portfolios are set forth below:

Portfolio	Total Return (%)
U.S. Mid Cap Value	214.21%
Value	116.91%
Core Plus Fixed Income	76.23%
High Yield	48.28%
Intermediate Duration Fixed Income	43.10%
Balanced	74.49%

The annualized since inception gross of fees returns of the Adviser Class Portfolios are set forth below:

Portfolio	Total Return (%)
Equities Plus*	N/A
Equity	N/A
Mid Cap Growth	157.80%
U.S. Mid Cap Value	64.56%
U.S. Small Cap Value	82.46%
Value	126.86%
Core Fixed Income	45.25%
Core Plus Fixed Income	71.11%
High Yield	31.90%
Balanced	81.77%
Investment Grade Fixed Income	18.80%

*	The Equities Plus Portfolio had not commenced operations as of September 30, 2005.

The 30-day yield figures for each of the Fund’s Fixed Income and Equity Portfolios is set forth below:

Institutional Class Portfolios	Period Ending 9/30/05
Equity Portfolio*	1.40500%
Mid Cap Growth Portfolio	(0.25346)%
U.S. Mid Cap Value Portfolio	0.25473%
U.S. Small Cap Value Portfolio	0.24533%
Value Portfolio	1.82290%
Core Fixed Income Portfolio	4.10988%
Core Plus Fixed Income Portfolio	4.52496%
High Yield Portfolio	6.91987%
Intermediate Duration Portfolio	3.63334%
International Fixed Income Portfolio	1.38700%
Investment Grade Fixed Income Portfolio	4.08888%
Limited Duration Portfolio	3.54106%
Municipal Portfolio	3.07402%
Balanced Portfolio	1.98083%
Advisory Foreign Fixed Income Portfolio	1.32320%
Advisory Foreign Fixed Income II Portfolio	1.24778%
Advisory Mortgage Portfolio	5.96627%

Investment Class Portfolios	Period Ending 9/30/05
U.S. Mid Cap Value Portfolio	0.10710%
Value Portfolio	1.67271%
Core Plus Fixed Income Portfolio	4.37983%
High Yield Portfolio	6.76555%
Intermediate Duration Portfolio	3.48281%
Balanced Portfolio	1.83225%

Adviser Class Portfolios	Period Ending 9/30/05
Mid Cap Growth Portfolio	(0.49305)%
U.S. Mid Cap Value Portfolio	0.00946%
U.S. Small Cap Value Portfolio	(0.00449)%
Value Portfolio	1.57496%
Core Fixed Income Portfolio	3.85970%
Core Plus Fixed Income Portfolio	4.27574%
High Yield Portfolio	6.95540%
Balanced Portfolio	1.72865%
Investment Grade Fixed Income Portfolio	3.93863%

*	The Equities Plus Portfolio had not commenced operations as of September 30, 2005.

FINANCIAL STATEMENTS

The Fund’s Financial Statements for the fiscal year ended September 30, 2005, including notes thereto and the reports of                                  thereon, are incorporated herein by reference. A copy of the 2005 Annual Report will accompany the delivery of this Statement of Additional Information.

APPENDIX A — DESCRIPTION OF RATINGS

I. Excerpts from Moody’s Investors Service, Inc.’s Corporate Bond Ratings:

Aaa: Judged to be of the best quality; carry the smallest degree of invest risk; Aa: judged to be of high quality by all standards; A: possess many favorable investment attributes and are to be considered upper medium grade obligations; Baa: considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured; Ba: judged to have speculative elements; their future cannot be considered well-assured; B: assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C: Bonds which are rated C are lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

II. Excerpts from Standard & Poor’s Rating Group’s Corporate Bond Ratings:

AAA: Highest rating assigned for an obligation; obligor has extremely strong capacity to meet its financial commitments; AA: obligation differs from the highest-rated obligations only in small degree; obligor’s capacity to meet its financial commitment on the obligation is very strong; A: obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories; obligor’s capacity to meet its financial commitment on the obligation is still strong; BBB: obligation exhibits adequate protection parameters; adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, C: Obligations rated BB, B, CCC, and CC are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and CC the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus(-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

III. Excerpts from Fitch, Inc.’s Corporate Bond Ratings:

AAA: Highest credit quality; denotes the lowest expectation of credit risk; assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality; denote expectations of very low credit risk; indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality; denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality; indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

BB: Speculative; indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative; indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC: Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

CC: Default of some kind appears probable.

C: Default is imminent.

RD: Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D: Default. Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA Long-term rating category or to categories below CCC.

IV. Excerpts from Moody’s Investors Service, Inc.’s Preferred Stock Ratings:

aaa: An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks. aa: An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future. a: An issue which is rated a is considered to be an upper medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless expected to be maintained at adequate levels. baa: An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time. ba: an issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class. b: An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small. caa: An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payment. ca: An issue which is rated ca is speculative in a high degree an is likely to be in arrears on dividends with little likelihood of eventual payment. c: This is the lowest rated class of preferred of preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s may apply numerical modifiers 1, 2 and 3 in each rating classification from “aa” through “b” in its preferred stock rating system. The modifier 1 indicated that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

V. Excerpts from Standard & Poor’s Rating Group’s Preferred Stock Ratings:

AAA: This is the highest rating that may be assigned by S&P’s to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations. AA: A preferred stock issue rated AA also qualifies as a high quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA. A: An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effect of the changes in circumstances and economic conditions. BBB: An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameter, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category. BB, B, CCC: Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations. Bb indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions. CC: The rating CC is reserved for a preferred stock in arrears on dividends or sinking fund payments but that is currently paying. C: A preferred stock rated C is a non-paying issue. D: A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

Plus (+) or Minus (-): The ratings from AA for CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

VI. Excerpts from Fitch, Inc.’s Preferred Stock Ratings:

AAA: These preferred stocks are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay, which is unlikely to be affected by reasonably foreseeable events.

AA: These preferred stocks are considered to be investment grade and of very high credit quality. The obligor’s ability to pay is very strong, although not quite as strong as preferred stocks rated “AAA”.

A: These preferred stocks are considered to be investment grade and of high credit quality. The obligor’s ability to pay is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than preferred stocks with higher ratings.

BBB: These preferred stocks are considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these preferred stocks, and therefore, impair timely payment. The likelihood that the ratings of these preferred stocks will fall below investment grade is higher than for preferred stocks with higher ratings.

BB: These preferred stocks are considered speculative. The obligor’s ability to pay may be affected over time by adverse economic changes. However, business and financial alternatives can be identified that could assist the obligor in satisfying its dividend payment requirements.

B: These preferred stocks are considered highly speculative. While preferred in this class are currently meeting dividend payment requirements, the probability of continued timely payment reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: These preferred stocks have certain identifiable characteristics which, if not remedied, may lead to non-payment. The ability to meet obligations requires an advantageous business and economic environment.

CC: These preferred stocks are minimally protected. Non-payment seems probable over time.

C: These preferred stocks are in imminent non-payment.

DDD, DD AND D: These preferred stocks are in non-payment. Such preferred stocks are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery and D represents the lowest potential for recovery.

PLUS (+) OR MINUS (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

Morgan Stanley Institutional Fund Trust

PART C: OTHER INFORMATION

Post-Effective Amendment No. 66

Item 23. Exhibits

(a)	Amended and Restated Declaration of Trust, dated July 26, 2001, is incorporated by reference to Exhibit 1 to the Registration Statement on Form N-14, as filed on March 22, 2002.

(b)	Amended and Restated By-Laws, dated July 31, 2003, are incorporated by reference to Exhibit (b)(5) of Post-Effective Amendment No. 61 to the Registration Statement on Form N-1A, as filed on December 10, 2003.

(c)	Not Applicable.

(d)(1)	Amended and Restated Investment Advisory Agreement with Morgan Stanley Investment Management Inc., dated June 1, 2005, is filed herewith.

(2)	Investment Sub-Advisory Agreement with Morgan Stanley Investment Management Limited (relating to the International Fixed Income Portfolio, the Advisory Foreign Fixed Income Portfolio and the Advisory Foreign Fixed Income II Portfolio), dated August 11, 2003, is incorporated by reference to Exhibit (d)(4) of Post-Effective Amendment No. 62 to the Registration Statement on Form N-1A, as filed on January 28, 2004.

(e)	Distribution Agreement with MAS Fund Distribution, Inc. (now Morgan Stanley Distribution, Inc.), dated May 31, 1997, is incorporated by reference to Exhibit 6(b) of Post-Effective Amendment No. 50 to the Registration Statement on Form N-1A, as filed on July 10, 1998.

(f)	Deferred Compensation Plan is incorporated by reference to Exhibit (g)(4) to Post-Effective Amendment No. 62 to the Registration Statement on Form N-1A, as filed on January 28, 2004.

(g)(1)	Custody Agreement between MAS Funds (now Morgan Stanley Investment Management Inc.) and United States Trust Company of New York (now JPMorgan Chase Bank, N.A.), dated July 22, 1994, is incorporated by reference to Exhibit 8(b) of Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A, as filed on January 30, 1996.

(2)	Amendment, dated August, 1995, to the Custody Agreement between MAS Funds (now Morgan Stanley Investment Management Inc.) and United States Trust Company of New York (now JPMorgan Chase Bank, N.A.), dated July 22, 1994, is incorporated by reference to Exhibit 8(e) of Post-Effective Amendment No. 46 to the Registration Statement on Form N-1A, as filed on January 29, 1998.

(3)	Amendment to the Custody Fee Schedule, effective October 1, 2002, is incorporated by reference to Exhibit (g)(7) to Post-Effective Amendment No. 59 to the Registration Statement on Form N-lA, as filed on January 31, 2003.

(4)	Amendment, dated February 6, 2006, to the Custody Agreement between MAS Funds (now Morgan Stanley Investment Management Inc.) and United States Trust Company of New York (now JPMorgan Chase Bank, N.A.), dated July 22, 1994, is filed herewith.

(h)(1)	Amended and Restated Administration Agreement with Morgan Stanley Investment Management Inc., dated November 1, 2004, is filed herewith.

(2)	Sub-Administration Agreement with United States Trust Company of New York (now JPMorgan Chase Bank, N.A.), dated November 18, 1993, is incorporated by reference to Exhibit 9(b) of Post-Effective Amendment No. 46 to the Registration Statement on Form N-1A, as filed on January 29, 1998.

(3)	Amendment, dated February 6, 2006, to the Sub-Administration Agreement with United States Trust Company of New York (now JPMorgan Chase Bank, N.A.), dated November 18, 1993, is filed herewith.

(4)	Transfer Agency Agreement with JPMorgan Chase Global Funds Services Co., dated November 1, 2004, is incorporated by reference to Exhibit (h)(3) of Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A, as filed on November 24, 2004.

(5)	Investment Class Shareholder Service Agreement is incorporated by reference to Exhibit 15(a) of Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A, as filed on January 30, 1996.

(6)	Investment Class Service Provider Agreement is incorporated by reference to Exhibit 15(b) of Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A, as filed on December 1, 1995.

(i)(1)	Opinion of Morgan, Lewis & Bockius LLP, to be filed by further amendment.

(2)	Opinion of Clifford Chance US LLP, to be filed by further amendment.

(3)	Consent of Clifford Chance US LLP, to be filed by further amendment.

(j)	Consent of Independent Registered Public Accounting Firm, to be filed by further amendment.

(k)	Not Applicable.

(l)	Not Applicable.

(m)	Amended and Restated Distribution Plan relating to Adviser Class Shares, dated April 29, 2005, is incorporated by reference to Exhibit (m) of Post-Effective Amendment No. 65 to the Registration Statement on Form N-1A, as filed on January 30, 2006.

(n)	Amended Rule 18f-3 Multiple Class Plan, dated November 1, 2004, is filed herewith.

(o)	Reserved.

(p)(1)	Code of Ethics for the Fund is incorporated by reference to Exhibit (p)(1) of Post-Effective Amendment No. 65 to the Registration Statement on Form N-1A, as filed on January 30, 2006.

(2)	Code of Ethics for Morgan Stanley Investment Management Inc., dated December 31, 2004, is incorporated by reference to Exhibit (p)(2) of Post-Effective Amendment No. 64 to the Registration Statement on Form N-1A, as filed on January 28, 2005.

(q)	Powers of Attorney, dated February 6, 2006, are filed herewith.

Item 24. Persons Controlled by or under Common Control with Registrant

Provide a list or diagram of all persons directly or indirectly controlled by or under common control with the Fund. For any person controlled by another person, disclose the percentage of voting securities owned by the immediately controlling person or other basis of that person’s control. For each company, also provide the state or other sovereign power under the laws of which the company is organized.

The Fund is not controlled by or under common control with any person.

Item 25. Indemnification

State the general effect of any contract, arrangements or statute under which any director, officer, underwriter or affiliated person of the Fund is insured or indemnified against any liability incurred in their official capacity, other than insurance provided by any director, officer, affiliated person, or underwriter for their own protection.

Reference is made to Article VI of Registrant’s Amended and Restated By-Laws, dated July 31, 2003, which is incorporated by reference:

Registrant hereby also makes the undertaking consistent with Rule 484 under the Securities Act of 1933, as amended.

2

The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a “Covered Person”) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, or whether by or in the right of the Trust, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of any alleged act or omission as a Trustee or officer, except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interest of the Trust and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of self-dealing, willful misconduct or recklessness. Expenses, including counsel fees so incurred by any such Covered Person, may be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding on the condition that the amounts so paid shall be repaid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article.

Item 26. Business and Other Connections of the Investment Adviser

Describe any other business, profession, vocation or employment of a substantial nature that each investment adviser, and each director, officer or partner of the adviser, is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner or trustee. (Disclose the name and principal business address of any company for which a person listed above serves in the capacity of director, officer, employee, partner or trustee, and the nature of the relationship.)

Morgan Stanley Investment Management Inc. (the “Adviser”) provides investment services to employee benefit plans, endowment funds, foundations and other institutional investors.

Listed below are the officers and Trustees of Morgan Stanley Investment Management, Inc.

Name And Position With Morgan Stanley Investment Management Inc.	Other Substantial Business, Profession or Vocation
Owen D. Thomas President and Chief Operating Officer	President and Chief Operating Officer of Van Kampen Advisors Inc., Van Kampen Asset Management, Van Kampen Investments Inc., Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc.

Ronald E. Robison Managing Director and Director	Managing Director and Director of Van Kampen Asset Management, Van Kampen Investments Inc., Director and Chief Administrative Officer of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc., Director of Morgan Stanley Distributors Inc., Morgan Stanley Trust, Morgan Stanley Distribution, Inc. and Van Kampen Investor Services Inc.

Joseph J. McAlinden Managing Director and Director	Managing Director and Director of Van Kampen Advisors Inc., Van Kampen Asset Management, Van Kampen Investments Inc., Morgan Stanley Investment Advisors Inc., Director of Morgan Stanley Trust.

3

Name And Position With Morgan Stanley Investment Management Inc.	Other Substantial Business, Profession or Vocation
Barry Fink Managing Director, Secretary and General Counsel	Managing Director, Secretary and General Counsel of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc.

Carsten Otto Managing Director and Chief Compliance Officer	Managing Director and Chief Compliance Officer of Morgan Stanley Investment Advisors Inc., Van Kampen Advisors Inc. and Van Kampen Asset Management. Chief Compliance Officer of Van Kampen Investor Services Inc. and Van Kampen Investments Inc.

Kenneth Castiglia Chief Financial Officer and Treasurer	Chief Financial Officer of Van Kampen Advisors Inc., Van Kampen Asset Management, Van Kampen Investments Inc., Treasurer of Morgan Stanley Services Company Inc., Chief Financial Officer, Treasurer and Director of Morgan Stanley Distributors Inc. and Morgan Stanley Distribution, Inc.

For information as to the business, profession, vocation or employment of a substantial nature of additional officers of the Adviser, reference is made to the Adviser’s current Form ADV (File No. 801-15757) filed under the Investment Advisers Act of 1940, incorporated herein by reference.

In addition, the Adviser and the Sub-Advisers act as investment adviser or sub-adviser to several other registered investment companies.

Item 27. Principal Underwriters

(a) State the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the Fund’s securities acts as a principal underwriter, depositor or investment adviser.

Morgan Stanley Distribution, Inc. acts as sole distributor of the Registrant’s shares.

(b) Provide the information required by the following table for each director, officer or partner of each principal underwriter named in answer to Item 19.

The principal address for Morgan Stanley Distribution, Inc. and each director, officer or partner listed below is One Tower Bridge, 100 Front Street, Suite 1100, West Conshohocken, PA 19428.

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant
Ronald E. Robison	Managing Director and Director	President and Principal Executive Officer

Kenneth Castiglia	Director	None

Michael Kiley	Director, Chief Executive Officer and President	None

Stefanie Chang Yu	Secretary	Vice President

Winston McLaughlin	Chief Compliance Officer	None

Gina Gallagher	Chief AML Office	None

Pat Behnke	Financial and Operations Principal	None

4

(c) Provide the information required by the following table for all commissions and other compensation received, directly or indirectly, from the Fund during the last fiscal year by each principal underwriter who is not an affiliated person of the Fund or any affiliated person of an affiliated person.

Not applicable.

Item 28. Location of Accounts and Records

State the name and address of each person maintaining physical possession of each account, book, or other document required to be maintained by section 31(a) [15 U.S.C. 80a-30(a)] and the rules under that section.

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

JPMorgan Chase Bank, N.A.

3 Chase MetroTech Center

Brooklyn, NY 11245

(records relating to its function as custodian)

JPMorgan Investor Services Company

73 Tremont Street

Boston, MA 02108-3913

(records relating to its functions as sub-administrator, transfer agent and dividend disbursing agent)

Morgan Stanley Investment Management Inc.

1221 Avenue of the Americas

New York, NY 10020

(records relating to its function as investment adviser)

Item 29. Management Services

Provide a summary of the substantive provisions of any management-related service contract not discussed in Part A or part B, disclosing the parties to the contract and the total amount paid and by whom for the Fund’s last three fiscal years.

Not applicable.

Item 30. Undertakings

In initial registration statements filed under the Securities Act, provide an undertaking to file an amendment to the registration statement with certified financial statements showing the initial capital received before accepting subscriptions from more than 25 persons if the Fund intends to raise its initial capital under section 14(a)(3) [15 U.S.C. 80a-14(a)(3)].

(a) Not applicable.

5

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Fund has duly caused this Post-Effective Amendment No. 66 to Registration Statement No. 002-89729 to be signed on its behalf by the undersigned, duly authorized in the City of New York and State of New York on the 10th day of February 2006.

MORGAN STANLEY INSTITUTIONAL FUND TRUST

/S/ RONALD E. ROBISON
By: Ronald E. Robison Title: President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the dates indicated.

Signature	Title	Date
(1) Principal Executive Officer /S/ RONALD E. ROBISON Ronald E. Robison	President and Principal Executive Officer	February 10, 2006

(2) Principal Financial Officer /S/ JAMES GARRETT James Garrett	Treasurer and Chief Financial Officer	February 10, 2006

(3) Majority of the Trustees

Independent Trustees
Michael Bozic Edwin J. Garn Wayne E. Hedien Dr. Manuel H. Johnson	Joseph J. Kearns Michael E. Nugent Fergus Reid

/S/ SUSAN PENRY-WILLIAMS By: Susan Penry-Williams Attorney-In-Fact for the Independent Trustees		February 10, 2006

Management Trustees
Charles A. Fiumefreddo James F. Higgins

/S/ BARRY FINK By: Barry Fink Attorney-In-Fact for the Management Trustees		February 10, 2006

EXHIBIT INDEX

EX-(d)(1)	Amended and Restated Investment Advisory Agreement
EX-(g)(4)	Amendment to Custody Agreement
EX-(h)(1)	Amended and Restated Administration Agreement
EX-(h)(3)	Amendment to Sub-Administration Agreement
EX-(n)	Amended Rule 18f-3 Multiple Class Plan
EX-(q)	Powers of Attorney